UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01545

Eaton Vance Special Investment Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2017

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Commodity Strategy Fund

Annual Report

October 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2017

Eaton Vance

Commodity Strategy Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	22 and 78

Federal Tax Information	23

Management and Organization	79

Important Notices	82

Eaton Vance

Commodity Strategy Fund

October 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The broad commodity market, as measured by the Bloomberg Commodity Index Total Return (the Index),2 rose 2.35% for the 12 months ended October 31, 2017. Gains in the industrial metals, livestock and energy sectors more than offset losses in agriculture and precious metals.

Both the industrial metals and livestock sectors rose approximately 30% for the fiscal year. Stable economic growth in China and improving growth in other parts of the world helped drive prices of copper, aluminum, zinc and nickel to multi-year highs. In the livestock sector, robust demand from meat packers contributed to rising prices for lean hogs and live cattle. The energy sector posted a relatively modest gain, as weakness in natural gas tempered strength in oil and gasoline.

Oil prices advanced during the period, but were volatile along the way. After rallying in late 2016, oil plummeted in the first half of 2017 as increasing U.S. output countered production cuts from the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC members, such as Russia. Prices subsequently rebounded amid heightened geopolitical uncertainty in the Middle East and Venezuela, falling U.S. inventories, and optimism that OPEC would continue reducing output.

The agriculture sector experienced broad weakness, with sugar and coffee registering the steepest declines following outsized gains in the previous 12 months. In the precious metals sector, platinum and silver prices dropped, while gold prices were essentially flat. Gold fell early in the period, in part due to rising U.S. interest rates, but later recouped most of its losses.

Fund Performance

For the fiscal year ended October 31, 2017, Eaton Vance Commodity Strategy Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 5.40%. By comparison, the Fund’s benchmark, the Index, returned 2.35% during the period.

The key feature of the Fund is that it offers an efficient way to gain broad exposure to the commodity markets, which management achieves via total return swaps on the Index. The Fund seeks to improve on the return of the Index through management of the collateral backing the total return swaps.

In its pursuit of excess return, the Fund invests in Global Macro Absolute Return Advantage Portfolio. The goal of Global Macro Absolute Return Advantage Portfolio is to generate returns by taking both long and short positions in developed and emerging countries, primarily in currencies, local interest rates and sovereign credit.

During the fiscal year ended October 31, 2017, Global Macro Absolute Return Advantage Portfolio’s allocations to currencies and sovereign credit made the largest contributions to Fund performance over the Index, while its allocation to local interest rates was a modest drag on results.

By region, Eastern Europe and Asia were the top contributors to return, led by a long position in the Serbian dinar versus the euro and a long position in the Sri Lankan rupee. The Serbian dinar strengthened as the country’s fiscal performance continued to surpass expectations and a budget surplus seemed likely in 2017. Furthermore, Serbia’s prime minister was elected president in April, and the victory of this hand-picked successor of the former president signaled stability in economic policies. In Sri Lanka, the rupee gained amid strong investor flows into the tourism industry and the decision of the European Union (EU) to significantly reduce import duties on Sri Lankan goods entering the EU market.

Western Europe also contributed positively to return, in large part due to a long position in the Icelandic krona. Driven by thriving tourism, Iceland’s economy continued to grow at a healthy pace, and the government removed the remaining capital controls it had implemented in the wake of the global financial crisis.

The Middle East was the worst-performing region, weighed down by a short position in Saudi Arabian interest rates. The differential between Saudi Arabian yields and U.S. Treasury yields had been relatively wide at the start of the fiscal year due to financial stress in the Saudi Arabian banking sector. This differential narrowed throughout much of the period, which hurt Fund returns, as liquidity injections made by the Saudi Arabian government into the country’s banks caused interest rates to decline.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Commodity Strategy Fund

October 31, 2017

Performance2,3

Portfolio Managers John R. Baur, Michael A. Cirami, CFA and Eric A. Stein, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	04/08/2010	04/08/2010	5.40%	–8.79%	–5.35%
Class A with 4.75% Maximum Sales Charge	—	—	0.39	–9.67	–5.96
Class C at NAV	04/08/2010	04/08/2010	4.66	–9.49	–6.08
Class C with 1% Maximum Sales Charge	—	—	3.66	–9.49	–6.08
Class I at NAV	04/08/2010	04/08/2010	5.65	–8.58	–5.15
Bloomberg Commodity Index Total Return	—	—	2.35%	–9.37%	–5.58%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			2.46%	3.21%	2.21%
Net			1.35	2.10	1.10

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	04/08/2010	$6,217	N.A.
Class I	$250,000	04/08/2010	$167,474	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Commodity Strategy Fund

October 31, 2017

Fund Profile

Commodity Exposure (% of net assets)5

Energy	29.81%	Industrial Metals	20.71%
Crude Oil-Brent	8.00	Copper	8.97
Natural Gas	7.04	Aluminum	5.57
Crude Oil-WTI	6.85	Zinc	3.22
ULS Diesel	4.03	Nickel	2.95
Unleaded Gas	3.89
		Precious Metals	15.70%
Agriculture	28.53%	Gold	11.67
Corn	7.25	Silver	4.03
Soybeans	5.62
Chicago Wheat	3.29	Livestock	6.38%
Soybean Meal	2.84	Live Cattle	4.15
Soybean Oil	2.71	Lean Hogs	2.23
Sugar	2.34
Coffee	2.06
Cotton	1.28
Kansas City Wheat	1.14

Asset Allocation (% of net assets)6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Commodity Strategy Fund

October 31, 2017

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Commodity Index Total Return is designed to provide diversified commodity exposure, with weightings based on each underlying commodity’s liquidity and economic significance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

The Gross expense ratios are as stated in the Fund’s most recent prospectus. Net expense ratios exclude interest expense associated with certain investment transactions. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/18. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Commodity Exposure reflects the Fund’s net exposure to commodities through its investment in commodity-linked derivative instruments.

[6]

Cash Equivalents are short-term, high quality instruments, including U.S. Treasurys, and may be held as collateral for the Fund’s derivative positions. Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

Fund profile subject to change due to active management.

5

Eaton Vance

Commodity Strategy Fund

October 31, 2017

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 – October 31, 2017).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period* (5/1/17 – 10/31/17)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,037.10	$7.24	**	1.41%
Class C	$1,000.00	$1,032.40	$11.07	**	2.16%
Class I	$1,000.00	$1,037.10	$5.96	**	1.16%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.10	$7.17	**	1.41%
Class C	$1,000.00	$1,014.30	$10.97	**	2.16%
Class I	$1,000.00	$1,019.40	$5.90	**	1.16%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2017. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Commodity Strategy Fund

October 31, 2017

Consolidated Portfolio of Investments

Investment in Affiliated Portfolio — 56.3%

Description		Value

Global Macro Absolute Return Advantage Portfolio (identified cost, $10,600,045)		$11,899,679

Total Investment in Affiliated Portfolio (identified cost $10,600,045)		$11,899,679

Short-Term Investments — 42.5%

U.S. Treasury Obligations — 29.3%

Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Bills:
0.00%, 11/9/17(1)	$3,200	$3,199,321
0.00%, 4/26/18	3,000	2,981,888

Total U.S. Treasury Obligations (identified cost $6,182,698)		$6,181,209

Other — 13.2%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 1.35%(2)	2,796,408	$2,796,687

Total Other (identified cost $2,796,701)		$2,796,687

Total Short-Term Investments (identified cost $8,979,399)		$8,977,896

Total Investments — 98.8% (identified cost $19,579,444)		$20,877,575

Other Assets, Less Liabilities — 1.2%		$260,578

Net Assets — 100.0%		$21,138,153

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2017.

Total Return Swaps
Counterparty	Notional Amount (000’s omitted)	Fund Pays/Receives Return on Reference Index	Reference Index	Fund Pays/Receives Rate	Annual Rate	Termination Date	Net Unrealized Appreciation

Barclays Bank PLC	$5,800	Receives (upon termination)	Excess Return on Bloomberg Commodity 1 Month Forward Index	Pays (upon termination)	0.14%	1/25/18	$103,604
Citibank, N.A.	4,750	Receives (upon termination)	Excess Return on Bloomberg Roll Select Commodity Index	Pays (upon termination)	0.19%	2/22/18	5,886
Credit Suisse International	5,250	Receives (upon termination)	Excess Return on Bloomberg Roll Select Commodity Index	Pays (upon termination)	0.17%	12/21/17	149,742
Merrill Lynch International	900	Receives (upon termination)	Excess Return on Bloomberg Commodity 1 Month Forward Index	Pays (upon termination)	0.15%	11/30/17	2,756
Merrill Lynch International	4,250	Receives (upon termination)	Excess Return on Bloomberg Commodity 1 Month Forward Index	Pays (upon termination)	0.15%	11/30/17	164,471

							$426,459

7	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

October 31, 2017

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2017
Investment in Global Macro Absolute Return Advantage Portfolio, at value (identified cost, $10,600,045)	$11,899,679
Unaffiliated investments, at value (identified cost, $6,182,698)	6,181,209
Affiliated investment, at value (identified cost, $2,796,701)	2,796,687
Dividends receivable from affiliated investment	2,644
Receivable for Fund shares sold	2,612
Receivable for open swap contracts	426,459
Receivable from affiliate	13,398
Total assets	$21,322,688

Liabilities
Payable for Fund shares redeemed	$90,951
Payable to affiliates:
Investment adviser and administration fee	5,814
Distribution and service fees	3,586
Trustees’ fees	145
Accrued expenses	84,039
Total liabilities	$184,535
Net Assets	$21,138,153

Sources of Net Assets
Paid-in capital	$35,506,277
Accumulated net realized loss	(17,129,748)
Accumulated undistributed net investment income	1,037,034
Net unrealized appreciation	1,724,590
Total	$21,138,153

Class A Shares
Net Assets	$7,556,540
Shares Outstanding	1,352,885
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$5.59
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$5.87

Class C Shares
Net Assets	$2,331,327
Shares Outstanding	430,775
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$5.41

Class I Shares
Net Assets	$11,250,286
Shares Outstanding	2,011,831
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$5.59

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

8	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

October 31, 2017

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2017
Interest	$69,527
Dividends allocated from affiliated Portfolio (net of foreign taxes, $1,833)	27,650
Dividends from affiliated investment	23,196
Interest and other income allocated from affiliated Portfolio (net of foreign taxes, $8,680)	847,512
Expenses, excluding interest expense, allocated from affiliated Portfolio	(165,039)
Interest expense allocated from affiliated Portfolio	(8,024)
Net investment income	$794,822

Expenses
Investment adviser and administration fee	$88,996
Distribution and service fees
Class A	18,907
Class C	25,197
Trustees’ fees and expenses	2,019
Custodian fee	42,432
Transfer and dividend disbursing agent fees	32,118
Legal and accounting services	77,556
Printing and postage	22,938
Registration fees	45,018
Miscellaneous	17,949
Total expenses	$373,130
Deduct —
Allocation of expenses to affiliate	$189,817
Total expense reductions	$189,817

Net expenses	$183,313

Net investment income	$611,509

9	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

October 31, 2017

Consolidated Statement of Operations — continued

Realized and Unrealized Gain (Loss)	Year Ended October 31, 2017
Net realized gain (loss) —
Investment transactions	$5,200
Investment transactions — affiliated investment	(132)
Swap contracts	(23,468)
Net realized gain (loss) allocated from affiliated Portfolio —
Investment transactions (net of foreign capital gains taxes of $1,978)	287,074
Written options	76,100
Securities sold short	(1,519)
Futures contracts	(21,321)
Swap contracts	(106,543)
Forward commodity contracts	(9,459)
Foreign currency transactions	478
Forward foreign currency exchange contracts	127,835
Non-deliverable bond forward contracts	(211)
Net realized gain	$334,034
Change in unrealized appreciation (depreciation) —
Investments	$(8,061)
Investments — affiliated investment	(314)
Swap contracts	617,244
Change in unrealized appreciation (depreciation) allocated from affiliated Portfolio —
Investments (including net increase of $2,882 in accrued foreign capital gains taxes)	284,818
Written options	24,754
Securities sold short	(1,277)
Futures contracts	(115,664)
Swap contracts	(390,106)
Forward commodity contracts	40,299
Forward volatility agreements	(1,589)
Foreign currency	17,885
Forward foreign currency exchange contracts	(40,039)
Net change in unrealized appreciation (depreciation)	$427,950

Net realized and unrealized gain	$761,984

Net increase in net assets from operations	$1,373,493

10	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

October 31, 2017

Consolidated Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2017	Period Ended October 31, 2016(1)	Year Ended December 31, 2015
From operations —
Net investment income (loss)	$611,509	$765,574	$(1,219,166)
Net realized gain (loss)	334,034	1,435,370	(66,151,357)
Net change in unrealized appreciation (depreciation)	427,950	1,488,112	35,350,959
Net increase (decrease) in net assets from operations	$1,373,493	$3,689,056	$(32,019,564)
Distributions to shareholders —
From net investment income
Class A	$(139,122)	$(74,853)	$(301,866)
Class C	(26,073)	(122)	(109,733)
Class I	(463,229)	(446,229)	(2,452,359)
Total distributions to shareholders	$(628,424)	$(521,204)	$(2,863,958)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$2,463,587	$1,451,393	$6,273,098
Class C	302,812	331,607	1,147,777
Class I	7,512,326	4,390,124	84,318,186
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	132,686	71,357	212,334
Class C	19,874	91	89,461
Class I	401,060	359,996	2,117,293
Cost of shares redeemed
Class A	(2,749,506)	(1,919,863)	(8,635,120)
Class C	(914,435)	(859,397)	(2,886,966)
Class I	(23,498,364)	(29,533,127)	(322,928,195)
Net decrease in net assets from Fund share transactions	$(16,329,960)	$(25,707,819)	$(240,292,132)

Net decrease in net assets	$(15,584,891)	$(22,539,967)	$(275,175,654)

Net Assets
At beginning of period	$36,723,044	$59,263,011	$334,438,665
At end of period	$21,138,153	$36,723,044	$59,263,011

Accumulated undistributed net investment income included in net assets
At end of period	$1,037,034	$495,344	$520,998

(1)	For the ten months ended October 31, 2016.

11	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

October 31, 2017

Consolidated Financial Highlights

	Class A
	Year Ended October 31, 2017		Period Ended October 31, 2016(1)		Year Ended December 31,
					2015		2014		2013	2012
Net asset value — Beginning of period	$5.400		$4.890		$6.640		$8.080		$9.180	$9.280

Income (Loss) From Operations
Net investment income (loss)(2)	$0.117		$0.088		$(0.025)		$(0.079)		$(0.054)	$0.035
Net realized and unrealized gain (loss)	0.171		0.476		(1.592)		(1.305)		(1.010)	(0.120)

Total income (loss) from operations	$0.288		$0.564		$(1.617)		$(1.384)		$(1.064)	$(0.085)

Less Distributions
From net investment income	$(0.098)		$(0.054)		$(0.133)		$(0.056)		$—	$—
From net realized gain	—		—		—		—		(0.036)	(0.015)

Total distributions	$(0.098)		$(0.054)		$(0.133)		$(0.056)		$(0.036)	$(0.015)

Net asset value — End of period	$5.590		$5.400		$4.890		$6.640		$8.080	$9.180

Total Return(3)	5.40	%(5)	11.53	%(4)(5)	(24.83	)%(5)	(17.16	)%(5)	(11.60)%	(0.92	)%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,557		$7,443		$7,165		$13,203		$43,845	$40,990
Ratios (as a percentage of average daily net assets):
Expenses(6)	1.38	%(5)(7)	1.37	%(5)(7)(8)	1.49	%(5)	1.50	%(5)	1.48%	1.50	%(5)
Net investment income (loss)	2.16%		2.04	%(8)	(0.42)%		(0.96)%		(0.63)%	0.37%
Portfolio Turnover	22	%(9)	15	%(4)(9)	50	%(9)	111%		264%	355%

(1)	For the ten months ended October 31, 2016. Effective January 1, 2016, the Fund changed its fiscal year-end from December 31 to October 31.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)

The investment adviser and administrator and/or sub-adviser reimbursed operating expenses (equal to 0.69%, 0.57%, 0.14%, 0.01% and 0.09% of average daily net assets for the year ended October 31, 2017, the ten months ended October 31, 2016 and the years ended December 31, 2015, 2014 and 2012, respectively). Absent this reimbursement, total return would be lower.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(7)	Includes interest expense, including allocated from the Portfolio, of 0.03% and 0.02% for the year ended October 31, 2017 and the ten months ended October 31, 2016, respectively.

(8)	Annualized.

(9)	Percentage includes both purchases and sales of securities held directly by the Fund and the Fund’s contributions to and withdrawals from the Portfolio.

12	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

October 31, 2017

Consolidated Financial Highlights — continued

	Class C
	Year Ended October 31, 2017		Period Ended October 31, 2016(1)		Year Ended December 31,
					2015		2014		2013	2012
Net asset value — Beginning of period	$5.220		$4.720		$6.460		$7.850		$8.990	$9.150

Income (Loss) From Operations
Net investment income (loss)(2)	$0.074		$0.054		$(0.071)		$(0.137)		$(0.113)	$(0.035)
Net realized and unrealized gain (loss)	0.168		0.446		(1.538)		(1.253)		(0.991)	(0.115)

Total income (loss) from operations	$0.242		$0.500		$(1.609)		$(1.390)		$(1.104)	$(0.150)

Less Distributions
From net investment income	$(0.052)		$(0.000	)(3)	$(0.131)		$—		$—	$—
From net realized gain	—		—		—		—		(0.036)	(0.010)

Total distributions	$(0.052)		$(0.000	)(3)	$(0.131)		$—		$(0.036)	$(0.010)

Net asset value — End of period	$5.410		$5.220		$4.720		$6.460		$7.850	$8.990

Total Return(4)	4.66	%(5)	10.83	%(5)(6)	(25.56	)%(5)	(17.71	)%(5)	(12.29)%	(1.64	)%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,331		$2,839		$3,026		$6,077		$11,911	$18,731
Ratios (as a percentage of average daily net assets):
Expenses(7)	2.13	%(5)(8)	2.12	%(5)(8)(9)	2.24	%(5)	2.25	%(5)	2.23%	2.25	%(5)
Net investment income (loss)	1.40%		1.30	%(9)	(1.22)%		(1.74)%		(1.34)%	(0.38)%
Portfolio Turnover	22	%(10)	15	%(6)(10)	50	%(10)	111%		264%	355%

(1)	For the ten months ended October 31, 2016. Effective January 1, 2016, the Fund changed its fiscal year-end from December 31 to October 31.

(2)	Computed using average shares outstanding.

(3)	Amount is less than $(0.0005).

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)

The investment adviser and administrator and/or sub-adviser reimbursed operating expenses (equal to 0.69%, 0.57%, 0.14%, 0.01% and 0.09% of average daily net assets for the year ended October 31, 2017, the ten months ended October 31, 2016 and the years ended December 31, 2015, 2014 and 2012, respectively). Absent this reimbursement, total return would be lower.

(6)	Not annualized.

(7)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(8)	Includes interest expense, including allocated from the Portfolio, of 0.03% and 0.02% for the year ended October 31, 2017 and the ten months ended October 31, 2016, respectively.

(9)	Annualized.

(10)	Percentage includes both purchases and sales of securities held directly by the Fund and the Fund’s contributions to and withdrawals from the Portfolio.

13	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

October 31, 2017

Consolidated Financial Highlights — continued

	Class I
	Year Ended October 31, 2017		Period Ended October 31, 2016(1)		Year Ended December 31,
					2015		2014		2013	2012
Net asset value — Beginning of period	$5.400		$4.910		$6.650		$8.120		$9.190	$9.300

Income (Loss) From Operations
Net investment income (loss)(2)	$0.128		$0.099		$(0.041)		$(0.062)		$(0.035)	$0.059
Net realized and unrealized gain (loss)	0.173		0.469		(1.565)		(1.310)		(0.999)	(0.128)

Total income (loss) from operations	$0.301		$0.568		$(1.606)		$(1.372)		$(1.034)	$(0.069)

Less Distributions
From net investment income	$(0.111)		$(0.078)		$(0.134)		$(0.098)		$—	$(0.012)
From net realized gain	—		—		—		—		(0.036)	(0.029)

Total distributions	$(0.111)		$(0.078)		$(0.134)		$(0.098)		$(0.036)	$(0.041)

Net asset value — End of period	$5.590		$5.400		$4.910		$6.650		$8.120	$9.190

Total Return(3)	5.65	%(5)	11.78	%(4)(5)	(24.79	)%(5)	(16.95	)%(5)	(11.26)%	(0.74	)%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,250		$26,442		$49,072		$315,158		$574,341	$289,409
Ratios (as a percentage of average daily net assets):
Expenses(6)	1.13	%(5)(7)	1.12	%(5)(7)(8)	1.24	%(5)	1.25	%(5)	1.23%	1.25	%(5)
Net investment income (loss)	2.36%		2.31	%(8)	(0.65)%		(0.76)%		(0.41)%	0.63%
Portfolio Turnover	22	%(9)	15	%(4)(9)	50	%(9)	111%		264%	355%

(1)	For the ten months ended October 31, 2016. Effective January 1, 2016, the Fund changed its fiscal year-end from December 31 to October 31.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)

The investment adviser and administrator and/or sub-adviser reimbursed operating expenses (equal to 0.69%, 0.57%, 0.12%, 0.01% and 0.09% of average daily net assets for the year ended October 31, 2017, the ten months ended October 31, 2016 and the years ended December 31, 2015, 2014 and 2012, respectively). Absent this reimbursement, total return would be lower.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(7)	Includes interest expense, including allocated from the Portfolio, of 0.03% and 0.02% for the year ended October 31, 2017 and the ten months ended October 31, 2016, respectively.

(8)	Annualized.

(9)	Percentage includes both purchases and sales of securities held directly by the Fund and the Fund’s contributions to and withdrawals from the Portfolio.

14	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

October 31, 2017

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Eaton Vance Commodity Strategy Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is total return. The Fund currently pursues its objective by investing directly in securities and commodity-linked derivatives and in interests in Global Macro Absolute Return Advantage Portfolio (the Portfolio), a Massachusetts business trust managed by an affiliate of Eaton Vance Management (EVM). The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in its net assets (0.3% at October 31, 2017). The performance of the Fund is affected by the performance of the Portfolio. The Portfolio’s consolidated financial statements as of October 31, 2017, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance CSF Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2017 were $3,643,118 or 17.2% of the Fund’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. The valuation policies of the Fund for its direct investments in securities and commodity-linked derivatives are consistent with the valuation policies of the Portfolio.

B  Income — The Fund’s net investment income or loss includes the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund. Interest income on direct investments is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income on direct investments is recorded on the ex-dividend date for dividends received in cash and/or securities.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Fund is treated as a U.S. shareholder of the Subsidiary. As a result, the Fund is required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.

As of October 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business

15

Eaton Vance

Commodity Strategy Fund

October 31, 2017

Notes to Consolidated Financial Statements — continued

trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

H  Other — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the consolidated financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the year ended October 31, 2017, the ten months ended October 31, 2016 and the year ended December 31, 2015 was as follows:

	Year Ended October 31, 2017	Period Ended October 31, 2016(1)	Year Ended December 31, 2015

Distributions declared from:
Ordinary income	$628,424	$521,204	$2,863,958

(1)	For the ten months ended October 31, 2016.

During the year ended October 31, 2017, accumulated net realized loss was increased by $483,668, accumulated undistributed net investment income was increased by $558,605 and paid-in capital was decreased by $74,937 due to differences between book and tax accounting, primarily for swap contracts, premium amortization, accretion of market discount, investments in partnerships, the Fund’s investment in a subsidiary and the Fund’s investment in the Portfolio. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$1,037,034
Deferred capital losses	$(7,646,711)
Net unrealized depreciation	$(7,758,447)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Consolidated Statement of Assets and Liabilities are primarily due to investments in partnerships, the Fund’s investment in a subsidiary and the Fund’s investment in the Portfolio.

At October 31, 2017, the Fund, for federal income tax purposes, had deferred capital losses of $7,646,711 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2017, $4,657,072 are short-term and $2,989,639 are long-term.

16

Eaton Vance

Commodity Strategy Fund

October 31, 2017

Notes to Consolidated Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund, including open derivatives contracts and the Fund’s investment in the Subsidiary, at October 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$234,381,681

Gross unrealized appreciation	$1,299,655
Gross unrealized depreciation	(214,400,239)

Net unrealized depreciation	$(213,100,584)

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund and Subsidiary. Pursuant to the investment advisory and administration agreement and subsequent fee reduction agreement between the Trust and EVM and the investment advisory agreement and subsequent fee reduction agreement between the Subsidiary and EVM, the Fund and Subsidiary pay EVM an aggregate fee at an annual rate of 0.85% of the Fund’s consolidated average daily net assets up to $500 million, 0.80% from $500 million but less than $1 billion and at reduced rates on consolidated net assets of $1 billion and over, and is payable monthly. The fee reductions cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by the vote of a majority of shareholders. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The advisory fee payable by the Fund is reduced by the Fund’s allocable share of any fee paid pursuant to an investment advisory agreement by any investment company advised by EVM or its affiliates in which the Fund invests its assets. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. For the year ended October 31, 2017, the investment adviser and administration fee amounted to $88,996 and the Fund’s allocated portion of the investment adviser fee paid by the Portfolio totaled $146,045. For the year ended October 31, 2017, the Fund’s investment adviser and administration fee, including the investment adviser fee allocated from the Portfolio, was 0.85% of the Fund’s consolidated average daily net assets.

EVM has agreed to reimburse the Fund’s expenses, including expenses of the Subsidiary, to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as interest, taxes or litigation expenses) exceed 1.35%, 2.10% and 1.10% of the Fund’s consolidated average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated at any time after February 28, 2018. Pursuant to this agreement, EVM was allocated $189,817 of the Fund’s operating expenses for the year ended October 31, 2017.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2017, EVM earned $2,328 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Consolidated Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $3,162 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2017. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deffered sales charges (see Note 5).

Trustees and officers of the Fund and the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund and the Portfolio who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2017 amounted to $18,907 for Class A shares. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2017, the Fund paid or accrued to EVD $18,898 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2017 amounted to $6,299 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

17

Eaton Vance

Commodity Strategy Fund

October 31, 2017

Notes to Consolidated Financial Statements — continued

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2017, the Fund was informed that EVD received no CDSCs paid by Class A shareholders and Class C shareholders.

6  Investment Transactions

For the year ended October 31, 2017, increases and decreases in the Fund’s investment in the Portfolio aggregated $3,399,657 and $12,810,276, respectively.

7  Purchases and Sales of Investments

There were no purchases and sales of investments, other than short-term obligations, for the year ended October 31, 2017.

8  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Year Ended October 31, 2017	Ten Months Ended October 31, 2016	Year Ended December 31, 2015

Sales	457,228	283,468	1,009,640
Issued to shareholders electing to receive payments of distributions in Fund shares	24,663	13,021	33,074
Redemptions	(508,128)	(383,150)	(1,565,218)

Net decrease	(26,237)	(86,661)	(522,504)

Class C	Year Ended October 31, 2017	Ten Months Ended October 31, 2016	Year Ended December 31, 2015

Sales	57,219	72,059	199,917
Issued to shareholders electing to receive payments of distributions in Fund shares	3,793	17	14,383
Redemptions	(173,558)	(170,528)	(513,839)

Net decrease	(112,546)	(98,452)	(299,539)

Class I	Year Ended October 31, 2017	Ten Months Ended October 31, 2016	Year Ended December 31, 2015

Sales	1,388,056	905,386	13,512,888
Issued to shareholders electing to receive payments of distributions in Fund shares	74,685	65,693	329,284
Redemptions	(4,344,187)	(6,081,252)	(51,250,554)

Net decrease	(2,881,446)	(5,110,173)	(37,408,382)

18

Eaton Vance

Commodity Strategy Fund

October 31, 2017

Notes to Consolidated Financial Statements — continued

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2017 is included in the Consolidated Portfolio of Investments. At October 31, 2017, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to commodity risk in the normal course of pursuing its investment objective and its use of derivatives. Commodity risk is the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity. The Fund invests primarily in commodity-linked derivative instruments, including total return swap contracts based on a commodity index that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities.

The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2017, the Fund had no open derivatives with credit-related contingent features in a net liability position.

The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund (and Subsidiary) and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is commodity risk at October 31, 2017 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative
Swap contracts	$426,459	(1)	$—

(1)	Consolidated Statement of Assets and Liabilities location: Receivable for open swap contracts; Net unrealized appreciation.

19

Eaton Vance

Commodity Strategy Fund

October 31, 2017

Notes to Consolidated Financial Statements — continued

The Fund’s derivative assets at fair value by type, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following table presents the Fund’s derivative assets by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund (and Subsidiary) for such assets as of October 31, 2017.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Barclays Bank PLC	$103,604	$—	$—	$—	$103,604
Citibank, N.A.	5,886	—	—	—	5,886
Credit Suisse International	149,742	—	—	—	149,742
Merrill Lynch International	167,227	—	—	—	167,227

	$426,459	$—	$—	$—	$426,459

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations and whose primary underlying risk exposure is commodity risk for the year ended October 31, 2017 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Swap contracts	$(23,468	)(1)	$617,244	(2)

(1)	Consolidated Statement of Operations location: Net realized gain (loss) – Swap contracts.

(2)	Consolidated Statement of Operations location: Change in unrealized appreciation (depreciation) – Swap contracts.

The average notional amount of swap contracts outstanding during the year ended October 31, 2017, which is indicative of the volume of this derivative type, was approximately $28,119,000.

10  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 30, 2018. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2017.

11  Risks Associated with Commodities

The commodities which underlie commodity-linked derivatives in which the Fund invests may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

20

Eaton Vance

Commodity Strategy Fund

October 31, 2017

Notes to Consolidated Financial Statements — continued

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2017, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Investment in Affiliated Portfolio	$11,899,679	$—	$—	$11,899,679
Short-Term Investments —
U.S. Treasury Obligations	—	6,181,209	—	6,181,209

Other	—	2,796,687	—	2,796,687

Total Investments	$11,899,679	$8,977,896	$—	$20,877,575
Swap Contracts	$—	$426,459	$—	$426,459

Total	$11,899,679	$9,404,355	$—	$21,304,034

The Fund held no investments or other financial instruments as of October 31, 2016 whose fair value was determined using Level 3 inputs. At October 31, 2017, there were no investments transferred between Level 1 and Level 2 during the year then ended.

21

Eaton Vance

Commodity Strategy Fund

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Commodity Strategy Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Eaton Vance Commodity Strategy Fund and subsidiary (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the consolidated portfolio of investments, as of October 31, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for the year then ended, the period from January 1, 2016 to October 31, 2016 and the year ended December 31, 2015, and the consolidated financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Commodity Strategy Fund and subsidiary as of October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for the year then ended, the period from January 1, 2016 to October 31, 2016 and the year ended December 31, 2015, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2017

22

Eaton Vance

Commodity Strategy Fund

October 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

23

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments

Foreign Government Bonds — 51.4%

Security		Principal Amount (000’s omitted)	Value

Albania — 1.3%
Republic of Albania, 5.75%, 11/12/20(1)	EUR	39,250	$51,556,087

Total Albania			$51,556,087

Australia — 3.3%
Australia Government Bond, 3.00%, 3/21/47(1)(2)	AUD	151,520	$106,599,715
Australia Government Bond, 3.25%, 6/21/39(1)(2)	AUD	34,500	26,392,081

Total Australia			$132,991,796

Barbados — 0.7%
Barbados Government International Bond, 6.625%, 12/5/35(1)	USD	22,109	$17,908,290
Barbados Government International Bond, 6.625%, 12/5/35(3)	USD	3,039	2,461,590
Barbados Government International Bond, 7.00%, 8/4/22(1)	USD	263	239,430
Barbados Government International Bond, 7.00%, 8/4/22(3)	USD	2,128	1,937,289
Barbados Government International Bond, 7.25%, 12/15/21(1)	USD	6,458	6,089,894

Total Barbados			$28,636,493

Belarus — 1.7%
Republic of Belarus, 6.875%, 2/28/23(1)(2)	USD	35,984	$38,360,384
Republic of Belarus, 7.625%, 6/29/27(1)(2)	USD	29,279	32,375,254

Total Belarus			$70,735,638

Cyprus — 3.6%
Republic of Cyprus, 3.75%, 7/26/23(1)	EUR	43,467	$58,331,390
Republic of Cyprus, 3.875%, 5/6/22(1)	EUR	6,301	8,403,858
Republic of Cyprus, 4.25%, 11/4/25(1)	EUR	57,274	79,915,270

Total Cyprus			$146,650,518

Dominican Republic — 2.6%
Dominican Republic, 10.375%, 3/4/22(1)	DOP	210,500	$4,600,318
Dominican Republic, 10.375%, 3/6/26(1)	DOP	913,000	19,762,244
Dominican Republic, 10.40%, 5/10/19(1)	DOP	1,386,500	29,723,933
Dominican Republic, 14.00%, 6/8/18(1)	DOP	1,008,800	21,703,641
Dominican Republic, 15.00%, 4/5/19(1)	DOP	584,500	13,309,926
Dominican Republic, 15.00%, 4/5/19(3)	DOP	75,000	1,707,861
Dominican Republic, 15.95%, 6/4/21(1)	DOP	201,300	5,103,023
Dominican Republic, 16.00%, 7/10/20(1)	DOP	320,000	7,835,919

Security		Principal Amount (000’s omitted)	Value

Dominican Republic (continued)
Dominican Republic, 16.95%, 2/4/22(1)	DOP	98,000	$2,590,628

Total Dominican Republic			$106,337,493

Ecuador — 0.6%
Republic of Ecuador, 10.50%, 3/24/20(1)	USD	15,933	$17,366,970
Republic of Ecuador, 10.50%, 3/24/20(3)	USD	6,358	6,930,220

Total Ecuador			$24,297,190

El Salvador — 3.5%
Republic of El Salvador, 5.875%, 1/30/25(1)	USD	4,109	$4,078,183
Republic of El Salvador, 6.375%, 1/18/27(1)	USD	17,931	17,908,586
Republic of El Salvador, 7.375%, 12/1/19(1)	USD	13,206	13,750,747
Republic of El Salvador, 7.65%, 6/15/35(1)	USD	14,000	14,665,000
Republic of El Salvador, 7.75%, 1/24/23(1)	USD	38,315	41,571,775
Republic of El Salvador, 8.25%, 4/10/32(1)	USD	4,964	5,547,270
Republic of El Salvador, 8.625%, 2/28/29(1)(2)	USD	37,552	42,621,520
Republic of El Salvador, 8.625%, 2/28/29(3)	USD	1,062	1,205,370

Total El Salvador			$141,348,451

Georgia — 0.2%
Georgia Treasury Bond, 6.75%, 10/6/18	GEL	335	$127,788
Georgia Treasury Bond, 8.00%, 6/9/18	GEL	4,325	1,664,959
Georgia Treasury Bond, 10.50%, 2/5/25	GEL	1,969	839,126
Georgia Treasury Bond, 11.75%, 4/28/21	GEL	2,632	1,137,054
Georgia Treasury Bond, 13.375%, 3/10/18	GEL	8,630	3,377,273
Georgia Treasury Bond, 14.375%, 7/16/20	GEL	1,998	893,550

Total Georgia			$8,039,750

Iceland — 2.7%
Republic of Iceland, 5.00%, 11/15/28	ISK	1,753,946	$16,697,828
Republic of Iceland, 6.25%, 2/5/20	ISK	72,674	713,511
Republic of Iceland, 6.50%, 1/24/31	ISK	5,991,265	65,205,496
Republic of Iceland, 7.25%, 10/26/22	ISK	552,876	5,814,979
Republic of Iceland, 8.00%, 6/12/25	ISK	1,937,677	22,009,454

Total Iceland			$110,441,268

Indonesia — 2.1%
Indonesia Government Bond, 7.50%, 5/15/38	IDR	231,586,000	$17,325,621
Indonesia Government Bond, 8.25%, 5/15/36	IDR	355,305,000	28,358,906
Indonesia Government Bond, 8.375%, 3/15/34	IDR	61,365,000	4,913,725
Indonesia Government Bond, 8.75%, 5/15/31	IDR	396,320,000	32,874,470

Total Indonesia			$83,472,722

24	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Kazakhstan — 0.2%
Kazakhstan Government International Bond, 9.60%, 4/3/21	KZT	2,974,820	$9,191,595

Total Kazakhstan			$9,191,595

Macedonia — 5.0%
Republic of Macedonia, 3.975%, 7/24/21(1)	EUR	61,170	$76,040,321
Republic of Macedonia, 3.975%, 7/24/21(3)	EUR	34,257	42,584,817
Republic of Macedonia, 4.875%, 12/1/20(1)	EUR	35,173	44,707,584
Republic of Macedonia, 4.875%, 12/1/20(3)	EUR	15,035	19,110,640
Republic of Macedonia, 5.625%, 7/26/23(1)	EUR	16,719	21,996,504

Total Macedonia			$204,439,866

New Zealand — 5.2%
New Zealand Government Bond, 2.00%, 9/20/25(1)(4)	NZD	50,178	$35,558,823
New Zealand Government Bond, 2.50%, 9/20/35(1)(4)	NZD	101,283	75,575,289
New Zealand Government Bond, 2.50%, 9/20/40(4)	NZD	67,283	48,915,941
New Zealand Government Bond, 3.00%, 9/20/30(1)(4)	NZD	66,765	52,688,033

Total New Zealand			$212,738,086

Peru — 2.1%
Peru Government Bond, 6.35%, 8/12/28	PEN	43,462	$14,391,143
Peru Government Bond, 8.20%, 8/12/26	PEN	192,906	72,858,825

Total Peru			$87,249,968

Rwanda — 0.2%
Republic of Rwanda, 6.625%, 5/2/23(1)	USD	5,665	$5,894,200

Total Rwanda			$5,894,200

Serbia — 7.4%
Serbia Treasury Bond, 5.75%, 7/21/23	RSD	20,057,250	$204,273,733
Serbia Treasury Bond, 6.00%, 2/22/19	RSD	1,964,380	19,843,916
Serbia Treasury Bond, 10.00%, 6/5/21	RSD	1,465,610	16,962,231
Serbia Treasury Bond, 10.00%, 2/5/22	RSD	5,029,560	59,093,703
Serbia Treasury Bond, 10.00%, 10/23/24	RSD	87,500	1,058,264

Total Serbia			$301,231,847

Sri Lanka — 6.3%
Sri Lanka Government Bond, 8.00%, 11/15/18	LKR	6,287,550	$40,419,462
Sri Lanka Government Bond, 8.00%, 11/1/19	LKR	120,000	756,811
Sri Lanka Government Bond, 8.50%, 5/1/19	LKR	368,000	2,359,421
Sri Lanka Government Bond, 8.75%, 10/15/18	LKR	2,088,000	13,512,449
Sri Lanka Government Bond, 9.00%, 5/1/21	LKR	1,888,000	11,938,698
Sri Lanka Government Bond, 9.25%, 5/1/20	LKR	2,452,740	15,746,567

Security		Principal Amount (000’s omitted)		Value

Sri Lanka (continued)
Sri Lanka Government Bond, 9.45%, 10/15/21	LKR	1,369,000		$8,779,039
Sri Lanka Government Bond, 10.00%, 10/1/22	LKR	2,176,900		14,081,075
Sri Lanka Government Bond, 10.25%, 3/15/25	LKR	4,623,500		29,984,688
Sri Lanka Government Bond, 10.60%, 7/1/19	LKR	596,930		3,946,522
Sri Lanka Government Bond, 10.60%, 9/15/19	LKR	1,720,000		11,356,814
Sri Lanka Government Bond, 10.75%, 3/1/21	LKR	1,512,000		10,045,999
Sri Lanka Government Bond, 11.00%, 8/1/21	LKR	3,078,720		20,599,137
Sri Lanka Government Bond, 11.00%, 8/1/24	LKR	991,000		6,664,300
Sri Lanka Government Bond, 11.00%, 8/1/25	LKR	100,000		674,601
Sri Lanka Government Bond, 11.00%, 6/1/26	LKR	3,151,870		21,215,137
Sri Lanka Government Bond, 11.20%, 7/1/22	LKR	515,580		3,484,787
Sri Lanka Government Bond, 11.20%, 9/1/23	LKR	238,000		1,614,849
Sri Lanka Government Bond, 11.40%, 1/1/24	LKR	692,000		4,749,379
Sri Lanka Government Bond, 11.50%, 12/15/21	LKR	3,438,000		23,543,446
Sri Lanka Government Bond, 11.50%, 5/15/23	LKR	94,000		643,396
Sri Lanka Government Bond, 11.50%, 8/1/26	LKR	1,273,000		8,815,590

Total Sri Lanka				$254,932,167

Suriname — 0.8%
Republic of Suriname, 9.25%, 10/26/26(1)	USD	31,100		$33,860,125

Total Suriname				$33,860,125

Tanzania — 0.0%(5)
United Republic of Tanzania, 7.452%, (6 mo. USD LIBOR + 6.00%), 3/9/20(1)(7)	USD	0	(6)	$255

Total Tanzania				$255

Thailand — 1.9%
Thailand Government Bond, 1.25%, 3/12/28(1)(4)	THB	2,573,168		$75,492,416

Total Thailand				$75,492,416

Total Foreign Government Bonds (identified cost $1,971,391,278)				$2,089,537,931

Foreign Corporate Bonds — 1.4%

Security		Principal Amount (000’s omitted)		Value

Argentina — 0.5%
Banco Hipotecario SA, 23.708%, (Badlar + 2.50%), 1/12/20(1)(7)	ARS	165,870		$9,424,929
YPF SA, 25.458%, (Badlar + 4.00%), 7/7/20(1)(7)	USD	10,071		9,655,370

Total Argentina				$19,080,299

25	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Ecuador — 0.4%
EP PetroEcuador via Noble Sovereign Funding I, Ltd., 6.961%, (3 mo. USD LIBOR + 5.63%), 9/24/19(1)(7)	USD	5,970	$6,107,418
Petroamazonas EP, 4.625%, 2/16/20(1)	USD	11,180	10,891,556

Total Ecuador			$16,998,974

Georgia — 0.2%
Bank of Georgia JSC, 11.00%, 6/1/18	GEL	16,810	$6,469,274
Bank of Georgia JSC, 11.00%, 6/1/20(1)	GEL	4,030	1,560,930

Total Georgia			$8,030,204

Honduras — 0.3%
Inversiones Atlantida SA, 8.25%, 7/28/22(1)	USD	11,900	$12,435,500

Total Honduras			$12,435,500

Total Foreign Corporate Bonds (identified cost $59,406,162)			$56,544,977

Sovereign Loans — 2.2%

Borrower		Principal Amount (000’s omitted)	Value

Barbados — 0.7%
Government of Barbados, Term Loan, 11.44%, (3 mo. USD LIBOR + 10.00%), Maturing December 20, 2019(7)(8)		$27,400	$27,519,245

Total Barbados			$27,519,245

Ethiopia — 0.2%
Ethiopian Railways Corporation (Federal Democratic Republic of Ethiopia guaranteed), Term Loan, 5.21%, (6 mo. USD LIBOR + 3.75%), Maturing August 1, 2021(7)(8)		$8,622	$8,475,481

Total Ethiopia			$8,475,481

Kenya — 0.1%
Government of Kenya, Term Loan, 6.53%, (6 mo. USD LIBOR + 5.00%), Maturing April 18, 2019(7)		$3,134	$3,134,000

Total Kenya			$3,134,000

Borrower	Principal Amount (000’s omitted)	Value

Tanzania — 1.2%
Government of the United Republic of Tanzania, Term Loan, 6.65%, (6 mo. USD LIBOR + 5.20%), Maturing June 23, 2022(7)	$50,800	$51,816,406

Total Tanzania		$51,816,406

Total Sovereign Loans (identified cost $89,234,440)		$90,945,132

Collateralized Mortgage Obligations — 0.0%(5)

Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.:
Series 2770, (Interest Only), Class SH, 5.861%, (7.10% - 1 mo. USD LIBOR), 3/15/34(9)(10)	$2,081	$411,280

		$411,280

Federal National Mortgage Association:
Series 2010-67, (Interest Only), Class BI, 5.50%, 6/25/25(10)	$493	$16,339
Series 2010-109, (Interest Only), Class PS, 5.362%, (6.60% - 1 mo. USD LIBOR), 10/25/40(9)(10)	5,059	906,020

		$922,359

Total Collateralized Mortgage Obligations (identified cost $649,427)		$1,333,639

Common Stocks — 6.2%

Security	Shares	Value

Cyprus — 0.3%
Bank of Cyprus Holdings PLC(11)(12)	2,737,908	$9,247,928
Bank of Cyprus Holdings PLC(11)(12)	1,075,268	3,592,288

Total Cyprus		$12,840,216

Iceland — 2.3%
Eik Fasteignafelag HF	66,297,714	$6,254,501
Eimskipafelag Islands HF	3,456,470	8,848,458
Hagar HF	34,351,534	11,171,495
Icelandair Group HF	37,792,958	5,912,428
Marel HF	4,417,300	14,532,991

26	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Security	Shares	Value

Iceland (continued)
N1 HF	2,000,400	$2,133,735
Reginn HF(11)	38,409,360	8,630,908
Reitir Fasteignafelag HF	17,218,221	13,451,990
Siminn HF	243,429,340	8,909,048
Sjova-Almennar Tryggingar HF	32,050,814	5,135,667
Tryggingamidstodin HF	9,471,822	2,950,122
Vatryggingafelag Islands HF	67,576,501	7,240,110

Total Iceland		$95,171,453

Japan — 1.2%
Mitsubishi UFJ Financial Group, Inc.	2,534,900	$17,194,586
Mizuho Financial Group, Inc.	5,230,300	9,502,829
Resona Holdings, Inc.	728,000	3,935,079
Sumitomo Mitsui Financial Group, Inc.	314,900	12,615,750
Sumitomo Mitsui Trust Holdings, Inc.	161,000	6,354,642

Total Japan		$49,602,886

Singapore — 0.4%
Yoma Strategic Holdings, Ltd.	32,962,666	$14,141,421

Total Singapore		$14,141,421

South Korea — 1.1%
AMOREPACIFIC Corp.	2,100	$589,243
AMOREPACIFIC Group	4,795	614,895
Coway Co., Ltd.	4,334	376,792
Hana Financial Group, Inc.	21,300	911,615
Hankook Tire Co., Ltd.	7,305	352,580
Hyundai Heavy Industries Co., Ltd.(11)	3,633	508,135
Hyundai Mobis Co., Ltd.	5,080	1,208,814
Hyundai Motor Co.	16,788	2,415,233
Hyundai Steel Co.	6,831	351,081
Industrial Bank of Korea	32,753	448,757
Kangwon Land, Inc.	16,200	496,563
KB Financial Group, Inc.	38,131	1,993,653
Kia Motors Corp.	16,500	522,268
Korea Electric Power Corp.	21,500	753,781
Korea Zinc Co., Ltd.	1,431	654,577
KT&G Corp.	12,410	1,175,175
LG Chem, Ltd.	4,000	1,442,226
LG Corp.	8,624	663,097
LG Display Co., Ltd.	19,684	514,945
LG Electronics, Inc.	8,600	700,095
LG Household & Health Care, Ltd.	727	764,064
Lotte Chemical Corp.	1,700	561,509
Lotte Corp.	2,102	139,986

Security	Shares	Value

South Korea (continued)
Lotte Shopping Co., Ltd.	1,640	$329,605
Naver Corp.	4,625	3,696,633
POSCO	5,000	1,457,427
S-Oil Corp.	6,100	701,313
Samsung Biologics Co., Ltd.(3)(11)	3,300	1,132,159
Samsung C&T Corp.	7,800	1,031,848
Samsung Electronics Co., Ltd.	3,419	8,428,193
Samsung Fire & Marine Insurance Co., Ltd.	2,300	561,228
Samsung Life Insurance Co., Ltd.	9,200	1,109,192
Samsung SDI Co., Ltd.	4,297	791,715
Samsung SDS Co., Ltd.	4,524	837,686
Shinhan Financial Group Co., Ltd.	30,344	1,362,998
SK Holdings Co., Ltd.	2,500	646,925
SK Hynix, Inc.	51,041	3,763,389
SK Innovation Co., Ltd.	3,677	674,512
SK Telecom Co., Ltd.	4,000	944,320
Woori Bank	45,755	669,588

Total South Korea		$46,297,815

Vietnam — 0.9%
Bank for Foreign Trade of Vietnam JSC	1,239,000	$2,259,691
Bank for Investment and Development of Vietnam JSC	683,300	658,060
Bao Viet Holdings	231,400	509,454
Binh Minh Plastics JSC	300,860	979,735
Coteccons Construction JSC	152,360	1,462,310
Danang Rubber JSC	97,400	84,966
Domesco Medical Import Export JSC	195,910	896,603
HA TIEN 1 Cement JSC	255,650	146,286
Hoa Phat Group JSC(11)	1,276,000	2,079,650
Hoa Sen Group	207,800	211,967
KIDO Group Corp.	417,790	682,180
Kinh Bac City Development Share Holding Corp.(11)	758,700	429,627
Masan Group Corp.	1,103,660	2,890,142
PetroVietnam Drilling & Well Services JSC(11)	382,700	252,187
PetroVietnam Fertilizer & Chemical JSC	449,560	421,665
PetroVietnam Gas JSC	241,800	762,287
PetroVietnam Nhon Trach 2 Power JSC	974,000	1,284,866
PetroVietnam Technical Services Corp.	925,300	619,599
Pha Lai Thermal Power JSC	252,860	231,630
Refrigeration Electrical Engineering Corp.	703,160	1,059,424
Saigon - Hanoi Commercial Joint Stock Bank(11)	1,314,700	451,144
Saigon Securities, Inc.	978,100	974,101
Saigon Thuong Tin Commercial JSB(11)	1,730,110	837,353
Tan Tao Investment & Industry JSC(11)	1,576,300	238,412
Viet Capital Securities JSC(11)	338,440	935,088

27	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Security		Shares	Value

Vietnam (continued)

Vietnam Construction and Import-Export JSC		458,800	$432,913
Vietnam Dairy Products JSC		667,000	4,434,324
Vietnam Joint Stock Commercial Bank for Industry and Trade		216,000	178,349
Vietnam Prosperity JSC Bank(11)		1,144,060	2,047,597
Vingroup JSC(11)		2,331,930	6,004,676

Total Vietnam			$34,456,286

Total Common Stocks (identified cost $235,975,897)			$252,510,077

Short-Term Investments — 39.6%

Foreign Government Securities — 7.6%

Security	Principal Amount (000’s omitted)		Value

Egypt — 5.5%
Egypt Treasury Bill, 0.00%, 11/7/17	EGP	71,800	$4,066,685
Egypt Treasury Bill, 0.00%, 11/14/17	EGP	245,875	13,876,026
Egypt Treasury Bill, 0.00%, 11/21/17	EGP	242,925	13,660,562
Egypt Treasury Bill, 0.00%, 11/28/17	EGP	100,100	5,609,005
Egypt Treasury Bill, 0.00%, 12/5/17	EGP	250,000	13,966,207
Egypt Treasury Bill, 0.00%, 12/12/17	EGP	210,950	11,743,433
Egypt Treasury Bill, 0.00%, 12/19/17	EGP	47,600	2,640,649
Egypt Treasury Bill, 0.00%, 1/2/18	EGP	48,250	2,661,048
Egypt Treasury Bill, 0.00%, 1/9/18	EGP	29,575	1,625,546
Egypt Treasury Bill, 0.00%, 1/16/18	EGP	180,775	9,902,453
Egypt Treasury Bill, 0.00%, 2/6/18	EGP	86,625	4,709,599
Egypt Treasury Bill, 0.00%, 2/13/18	EGP	112,975	6,082,301
Egypt Treasury Bill, 0.00%, 2/20/18	EGP	71,575	3,865,011
Egypt Treasury Bill, 0.00%, 3/6/18	EGP	146,150	7,838,821
Egypt Treasury Bill, 0.00%, 3/13/18	EGP	48,525	2,593,903
Egypt Treasury Bill, 0.00%, 4/3/18	EGP	139,800	7,398,178
Egypt Treasury Bill, 0.00%, 4/10/18	EGP	461,350	24,333,137
Egypt Treasury Bill, 0.00%, 4/17/18	EGP	783,000	41,160,714
Egypt Treasury Bill, 0.00%, 4/24/18	EGP	716,350	37,353,123
Egypt Treasury Bill, 0.00%, 5/1/18	EGP	78,725	4,092,312
Egypt Treasury Bill, 0.00%, 5/29/18	EGP	94,325	4,845,556

Total Egypt			$224,024,269

Georgia — 0.1%
Georgia Treasury Bill, 0.00%, 2/1/18	GEL	420	$158,087
Georgia Treasury Bill, 0.00%, 7/19/18	GEL	7,625	2,779,181

Total Georgia			$2,937,268

Security	Principal Amount (000’s omitted)		Value

Nigeria — 2.0%
Nigeria Treasury Bill, 0.00%, 3/15/18	NGN	619,410	$1,608,319
Nigeria Treasury Bill, 0.00%, 4/5/18	NGN	3,448,850	8,855,061
Nigeria Treasury Bill, 0.00%, 4/12/18	NGN	5,632,625	14,413,003
Nigeria Treasury Bill, 0.00%, 4/19/18	NGN	3,097,070	7,898,152
Nigeria Treasury Bill, 0.00%, 5/3/18	NGN	9,455,510	23,946,723
Nigeria Treasury Bill, 0.00%, 7/5/18	NGN	3,397,580	8,343,999
Nigeria Treasury Bill, 0.00%, 7/12/18	NGN	1,235,480	3,024,239
Nigeria Treasury Bill, 0.00%, 7/19/18	NGN	1,399,450	3,414,432
Nigeria Treasury Bill, 0.00%, 8/16/18	NGN	334,800	806,335
Nigeria Treasury Bill, 0.00%, 9/13/18	NGN	1,758,360	4,184,784
Nigeria Treasury Bill, 0.00%, 9/20/18	NGN	1,673,980	3,971,320

Total Nigeria			$80,466,367

Total Foreign Government Securities (identified cost $305,585,099)			$307,427,904

U.S. Treasury Obligations — 14.2%

Security		Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 11/16/17		$100,000	$99,959,479
U.S. Treasury Bill, 0.00%, 11/24/17		100,000	99,938,507
U.S. Treasury Bill, 0.00%, 11/30/17		100,000	99,920,443
U.S. Treasury Bill, 0.00%, 12/7/17		100,000	99,902,375
U.S. Treasury Bill, 0.00%, 12/14/17		100,000	99,885,035
U.S. Treasury Bill, 0.00%, 12/21/17(13)		47,000	46,937,007
U.S. Treasury Bill, 0.00%, 1/11/18(13)		29,000	28,939,435

Total U.S. Treasury Obligations (identified cost $575,475,401)			$575,482,281

Repurchase Agreements — 0.1%

Description		Principal Amount (000’s omitted)	Value
JPMorgan Chase Bank, N.A.:
Dated 10/17/17 with a maturity date of 11/20/17, an interest rate of 0.67% payable by the Portfolio and repurchase proceeds of EUR 4,521,422, collateralized by EUR 4,000,000 Spain Government Bond 4.60%, due 7/30/19 and a market value, including accrued interest, of $5,116,585.	EUR	4,524	$5,269,915

Total Repurchase Agreements (identified cost $5,324,206)			$5,269,915

28	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Other — 17.7%

Description		Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.35%(14)		721,209,995	$721,282,116

Total Other (identified cost $721,282,116)			$721,282,116

Total Short-Term Investments (identified cost $1,607,666,822)			$1,609,462,216

Total Purchased Options and Swaptions — 0.1% (identified cost $17,302,109)			$4,297,121

Total Investments — 100.9% (identified cost $3,981,626,135)			$4,104,631,093

Total Written Options — (0.0)%(5) (premiums received $3,086,980)			$(257,338)

Securities Sold Short — (0.1)%

Foreign Government Bonds — (0.1)%

Security		Principal Amount (000’s omitted)	Value

Spain — (0.1)%
Spain Government Bond, 4.60%, 7/30/19	EUR	(4,000)	$(5,061,388)

Total Spain			$(5,061,388)

Total Foreign Government Bonds (proceeds $5,136,150)			$(5,061,388)

Total Securities Sold Short (proceeds $5,136,150)			$(5,061,388)

Other Assets, Less Liabilities — (0.8)%			$(31,332,998)

Net Assets — 100.0%			$4,067,979,369

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2017, the aggregate value of these securities is $1,160,200,589 or 28.5% of the Portfolio’s net assets.

(2)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.
(3)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2017, the aggregate value of these securities is $77,069,946 or 1.9% of the Portfolio’s net assets.

(4)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(5)	Amount is less than 0.05% or (0.05)%, as applicable.

(6)	Principal amount is less than $500.

(7)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2017.

(8)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(9)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2017.

(10)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(11)	Non-income producing security.

(12)	Securities are traded on separate exchanges for the same entity.

(13)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts and/or securities sold short.

(14)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2017.

29	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Currency Options Purchased — 0.0%(5)
Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value

Call SEK/Put EUR	Deutsche Bank AG	EUR	16,322,000	SEK	9.53	1/16/18	$47,893
Call SEK/Put EUR	Deutsche Bank AG	EUR	15,271,000	SEK	9.53	1/16/18	44,809
Call SEK/Put EUR	The Toronto-Dominion Bank	EUR	47,706,000	SEK	9.53	1/16/18	140,926
Call SEK/Put EUR	UBS AG	EUR	25,712,000	SEK	9.52	1/16/18	70,684
Put CNH/Call USD	BNP Paribas	USD	109,700,000	CNH	6.90	11/2/17	1,755
Put CNH/Call USD	BNP Paribas	USD	40,800,000	CNH	7.12	3/8/18	29,172
Put CNH/Call USD	BNP Paribas	USD	94,000,000	CNH	7.06	3/27/18	141,846
Put CNH/Call USD	Deutsche Bank AG	USD	23,400,000	CNH	7.15	3/12/18	15,397
Put CNH/Call USD	Goldman Sachs International	USD	47,000,000	CNH	7.06	3/27/18	70,923
Put EUR/Call USD	BNP Paribas	USD	103,555,000	USD	0.88	2/28/22	659,024
Put EUR/Call USD	Goldman Sachs International	USD	103,630,000	USD	0.87	2/24/22	592,453

Total							$1,814,882

Call Options Purchased — 0.1%
Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value

FTSE 100 Index	Goldman Sachs International	1,661	GBP	12,446,006	GBP	6,275.00	2/15/22	$2,482,239

Total								$2,482,239

Interest Rate Swaptions Purchased — 0.0%
Description	Counterparty	Notional Amount	Expiration Date	Value

Option to enter into interest rate swap expiring 11/17/47 to receive 3-month USD-LIBOR-BBA Rate and pay 3.30%	Goldman Sachs International	$285,120,000	11/15/17	$0

Total				$0

Currency Options Written — (0.0)%(5)
Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value

Put CNH/Call USD	BNP Paribas	USD	40,800,000	CNH	7.12	3/8/18	$(29,172)
Put CNH/Call USD	BNP Paribas	USD	94,000,000	CNH	7.06	3/27/18	(141,846)
Put CNH/Call USD	Deutsche Bank AG	USD	11,600,000	CNH	7.15	3/12/18	(7,633)
Put CNH/Call USD	Deutsche Bank AG	USD	11,800,000	CNH	7.15	3/12/18	(7,764)
Put CNH/Call USD	Goldman Sachs International	USD	17,600,000	CNH	7.06	3/27/18	(26,558)
Put CNH/Call USD	Goldman Sachs International	USD	29,400,000	CNH	7.06	3/27/18	(44,365)

Total							$(257,338)

30	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

AUD	17,500,000	USD	13,982,500	Citibank, N.A.	11/2/17	$—	$(588,878)
AUD	4,710,000	USD	3,768,438	JPMorgan Chase Bank, N.A.	11/2/17	—	(163,640)
COP	62,241,800,000	USD	20,479,733	Citibank, N.A.	11/2/17	—	(19,254)
COP	62,241,800,000	USD	21,056,802	Citibank, N.A.	11/2/17	—	(596,323)
EUR	21,896,866	HUF	6,690,478,000	HSBC Bank USA, N.A.	11/2/17	477,559	—
EUR	27,262,814	HUF	8,400,000,000	HSBC Bank USA, N.A.	11/2/17	332,780	—
EUR	13,976,786	HUF	4,273,640,000	JPMorgan Chase Bank, N.A.	11/2/17	293,219	—
EUR	74,759,593	PLN	317,190,000	BNP Paribas	11/2/17	—	(57,633)
EUR	2,063,184	USD	2,403,218	JPMorgan Chase Bank, N.A.	11/2/17	82	—
EUR	1,078,000	USD	1,255,654	Standard Chartered Bank	11/2/17	53	—
HUF	18,945,072,000	EUR	60,983,300	BNP Paribas	11/2/17	—	(163,089)
HUF	419,046,000	EUR	1,376,675	JPMorgan Chase Bank, N.A.	11/2/17	—	(35,973)
KRW	8,958,000,000	USD	7,989,654	Australia and New Zealand Banking Group Limited	11/2/17	6,062	—
KRW	37,498,800,000	USD	33,445,237	Barclays Bank PLC	11/2/17	25,375	—
KRW	17,367,100,000	USD	15,489,743	Goldman Sachs International	11/2/17	11,752	—
KRW	51,195,000,000	USD	45,520,019	UBS AG	11/2/17	175,522	—
KRW	12,628,900,000	USD	11,228,983	UBS AG	11/2/17	43,298	—
NZD	43,600,000	USD	29,804,960	JPMorgan Chase Bank, N.A.	11/2/17	30,527	—
PHP	217,000,000	USD	4,229,195	Bank of America, N.A.	11/2/17	—	(25,805)
PHP	629,600,000	USD	12,413,249	BNP Paribas	11/2/17	—	(217,608)
PHP	809,300,000	USD	15,965,674	Citibank, N.A.	11/2/17	—	(289,160)
PHP	1,341,700,000	USD	25,964,702	Nomura International PLC	11/2/17	24,644	—
PHP	314,200,000	USD	6,080,427	UBS AG	11/2/17	5,771	—
PLN	106,642,000	EUR	24,925,236	HSBC Bank USA, N.A.	11/2/17	263,506	—
PLN	144,000,000	EUR	33,979,254	HSBC Bank USA, N.A.	11/2/17	—	(19,734)
PLN	45,070,000	EUR	10,538,056	JPMorgan Chase Bank, N.A.	11/2/17	106,789	—
PLN	21,478,000	EUR	5,012,724	JPMorgan Chase Bank, N.A.	11/2/17	61,561	—
USD	16,975,103	AUD	22,210,000	JPMorgan Chase Bank, N.A.	11/2/17	—	(23,317)
USD	1,392,961	AUD	1,726,105	State Street Bank and Trust Company	11/2/17	71,886	—
USD	20,712,745	COP	62,241,800,000	Citibank, N.A.	11/2/17	252,267	—
USD	20,479,733	COP	62,241,800,000	Citibank, N.A.	11/2/17	19,254	—
USD	7,907,141	KRW	8,958,000,000	Australia and New Zealand Banking Group Limited	11/2/17	—	(88,575)
USD	33,607,098	KRW	37,498,800,000	Barclays Bank PLC	11/2/17	136,486	—
USD	15,554,949	KRW	17,367,100,000	Goldman Sachs International	11/2/17	53,453	—
USD	11,263,735	KRW	12,628,900,000	UBS AG	11/2/17	—	(8,546)
USD	45,660,899	KRW	51,195,000,000	UBS AG	11/2/17	—	(34,643)
USD	5,318,965	NZD	7,100,000	BNP Paribas	11/2/17	460,434	—
USD	27,316,600	NZD	36,500,000	Citibank, N.A.	11/2/17	2,339,644	—
USD	4,199,404	PHP	217,000,000	Bank of America, N.A.	11/2/17	—	(3,986)
USD	12,184,077	PHP	629,600,000	BNP Paribas	11/2/17	—	(11,565)
USD	15,661,648	PHP	809,300,000	Citibank, N.A.	11/2/17	—	(14,865)
USD	25,901,544	PHP	1,341,700,000	Nomura International PLC	11/2/17	—	(87,802)
USD	6,053,950	PHP	314,200,000	UBS AG	11/2/17	—	(32,249)
EUR	84,470,000	USD	98,323,080	Standard Chartered Bank	11/3/17	76,824	—

31	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
KRW	1,727,500,000	USD	1,535,010	BNP Paribas	11/3/17	$7,022	$—
KRW	20,552,600,000	USD	18,267,354	UBS AG	11/3/17	78,677	—
KZT	565,650,000	USD	1,729,817	Deutsche Bank AG	11/3/17	—	(41,375)
KZT	1,131,300,000	USD	3,459,633	Deutsche Bank AG	11/3/17	—	(82,750)
PHP	618,300,000	USD	12,176,054	Citibank, N.A.	11/3/17	—	(199,298)
PHP	255,600,000	USD	5,042,912	JPMorgan Chase Bank, N.A.	11/3/17	—	(91,823)
PHP	403,400,000	USD	7,949,552	UBS AG	11/3/17	—	(135,508)
SEK	117,500,000	EUR	12,269,362	Goldman Sachs International	11/3/17	—	(256,501)
SEK	141,071,000	EUR	14,762,558	Goldman Sachs International	11/3/17	—	(345,127)
USD	100,031,063	EUR	84,470,000	Standard Chartered Bank	11/3/17	1,631,159	—
USD	7,654,706	KRW	8,597,000,000	Goldman Sachs International	11/3/17	—	(19,303)
USD	12,181,163	KRW	13,683,100,000	UBS AG	11/3/17	—	(32,892)
USD	5,067,035	KZT	1,696,950,000	Deutsche Bank AG	11/3/17	1,711	—
USD	12,402,245	PHP	640,700,000	Deutsche Bank AG	11/3/17	—	(8,408)
USD	12,313,346	PHP	636,600,000	Nomura International PLC	11/3/17	—	(17,889)
CZK	472,437,000	EUR	18,272,559	Deutsche Bank AG	11/6/17	161,349	—
EUR	13,015,972	HUF	4,050,870,000	BNP Paribas	11/6/17	8,793	—
KZT	567,380,000	USD	1,729,817	Deutsche Bank AG	11/6/17	—	(37,017)
PLN	33,657,000	EUR	7,819,844	BNP Paribas	11/6/17	135,618	—
COP	99,869,066,000	USD	33,338,585	Standard Chartered Bank	11/7/17	—	(525,199)
USD	22,642,727	CLP	14,742,000,000	Standard Chartered Bank	11/7/17	—	(518,570)
PEN	44,487,000	USD	13,604,587	Citibank, N.A.	11/8/17	77,706	—
PEN	24,805,000	USD	7,624,097	Goldman Sachs International	11/8/17	4,857	—
AUD	20,373,810	USD	16,343,687	Goldman Sachs International	11/9/17	—	(751,613)
AUD	67,250,000	USD	53,139,941	Goldman Sachs International	11/9/17	—	(1,673,526)
ILS	196,760,000	USD	54,742,231	Goldman Sachs International	11/9/17	1,146,605	—
ILS	80,932,781	USD	22,635,374	Goldman Sachs International	11/9/17	353,236	—
ILS	52,597,000	USD	14,716,152	Goldman Sachs International	11/9/17	223,800	—
ILS	34,143,219	USD	9,559,910	Goldman Sachs International	11/9/17	138,325	—
ILS	27,427,000	USD	7,653,263	Goldman Sachs International	11/9/17	137,259	—
ILS	9,950,000	USD	2,787,661	Goldman Sachs International	11/9/17	38,593	—
ILS	20,463,000	USD	5,831,244	Goldman Sachs International	11/9/17	—	(18,816)
ILS	140,000,000	USD	40,077,866	Goldman Sachs International	11/9/17	—	(311,465)
SEK	225,000,000	EUR	23,409,808	Goldman Sachs International	11/9/17	—	(392,518)
SEK	224,572,000	EUR	23,458,895	Goldman Sachs International	11/9/17	—	(500,861)
SEK	375,000,000	EUR	39,010,891	HSBC Bank USA, N.A.	11/9/17	—	(647,839)
USD	67,968,909	AUD	86,016,451	Goldman Sachs International	11/9/17	2,140,532	—
USD	1,267,732	AUD	1,607,359	Goldman Sachs International	11/9/17	37,620	—
USD	27,205,862	EUR	23,040,000	Goldman Sachs International	11/9/17	358,053	—
USD	7,174,662	EUR	6,076,000	Goldman Sachs International	11/9/17	94,485	—
USD	4,770,858	EUR	4,027,434	Goldman Sachs International	11/9/17	77,812	—
USD	2,906,408	EUR	2,465,000	Goldman Sachs International	11/9/17	34,018	—
USD	1,077,383	EUR	900,000	Goldman Sachs International	11/9/17	28,640	—
USD	22,101,938	EUR	18,750,000	Standard Chartered Bank	11/9/17	253,134	—
USD	11,427,825	EUR	9,627,566	Standard Chartered Bank	11/9/17	209,116	—
USD	3,778,211	EUR	3,199,000	Standard Chartered Bank	11/9/17	50,514	—

32	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	11,038,675	NZD	15,526,000	Goldman Sachs International	11/9/17	$415,784	$—
USD	8,600,725	NZD	12,097,000	Goldman Sachs International	11/9/17	323,956	—
CZK	221,895,000	EUR	8,526,552	Deutsche Bank AG	11/10/17	140,676	—
CZK	1,144,799,000	EUR	43,990,801	HSBC Bank USA, N.A.	11/10/17	724,985	—
CZK	577,961,000	EUR	22,208,769	HSBC Bank USA, N.A.	11/10/17	366,412	—
THB	271,828,000	USD	8,170,364	Deutsche Bank AG	11/10/17	12,199	—
THB	161,026,000	USD	4,836,342	Standard Chartered Bank	11/10/17	10,861	—
USD	16,165,260	JPY	1,765,206,000	Goldman Sachs International	11/10/17	635,803	—
USD	3,189,235	JPY	356,761,548	Goldman Sachs International	11/10/17	50,614	—
USD	7,728,974	THB	271,828,000	Deutsche Bank AG	11/10/17	—	(453,589)
USD	4,566,818	THB	161,026,000	Standard Chartered Bank	11/10/17	—	(280,384)
CZK	58,317,000	EUR	2,258,117	Deutsche Bank AG	11/13/17	16,845	—
KZT	1,107,185,000	USD	3,385,887	Goldman Sachs International	11/13/17	—	(86,219)
RUB	2,840,291,000	USD	46,603,862	Credit Suisse International	11/13/17	1,921,370	—
USD	3,299,121	KZT	1,107,185,000	Goldman Sachs International	11/13/17	—	(547)
COP	23,256,704,000	USD	7,630,778	Standard Chartered Bank	11/14/17	5,587	—
COP	13,658,225,000	USD	4,599,503	Standard Chartered Bank	11/14/17	—	(114,809)
COP	32,880,231,000	USD	11,085,715	Standard Chartered Bank	11/14/17	—	(289,453)
ARS	145,273,000	USD	8,244,779	BNP Paribas	11/15/17	—	(81,368)
CZK	609,661,000	EUR	23,460,591	Deutsche Bank AG	11/15/17	346,315	—
CZK	1,020,865,000	EUR	39,752,381	Deutsche Bank AG	11/15/17	34,270	—
CZK	637,468,000	EUR	24,830,772	JPMorgan Chase Bank, N.A.	11/15/17	12,270	—
KZT	1,061,553,000	USD	3,122,215	Goldman Sachs International	11/15/17	40,458	—
ARS	221,094,700	USD	11,769,747	Citibank, N.A.	11/16/17	646,944	—
THB	193,030,000	USD	5,413,068	Deutsche Bank AG	11/16/17	397,623	—
THB	193,030,000	USD	5,820,556	Deutsche Bank AG	11/16/17	—	(9,865)
THB	36,486,000	USD	1,100,982	JPMorgan Chase Bank, N.A.	11/16/17	—	(2,661)
USD	69,573,095	EUR	59,000,000	Goldman Sachs International	11/16/17	797,273	—
USD	56,899,027	EUR	48,242,000	Goldman Sachs International	11/16/17	663,718	—
USD	5,575,679	THB	193,030,000	Deutsche Bank AG	11/16/17	—	(235,012)
USD	5,413,068	THB	193,030,000	Deutsche Bank AG	11/16/17	—	(397,623)
USD	1,024,312	THB	36,486,000	JPMorgan Chase Bank, N.A.	11/16/17	—	(74,009)
COP	61,258,000,000	USD	20,786,563	Citibank, N.A.	11/17/17	—	(677,875)
COP	26,077,150,000	USD	8,811,634	Standard Chartered Bank	11/17/17	—	(251,491)
COP	30,210,600,000	USD	10,208,353	The Bank of Nova Scotia	11/17/17	—	(291,354)
COP	66,142,000,000	USD	22,195,302	The Bank of Nova Scotia	11/17/17	—	(483,382)
COP	59,073,550,000	USD	19,975,501	The Bank of Nova Scotia	11/17/17	—	(583,886)
EUR	55,040,000	USD	66,469,606	Deutsche Bank AG	11/17/17	—	(2,306,601)
GBP	83,310,000	USD	111,766,613	Deutsche Bank AG	11/17/17	—	(1,072,793)
KZT	1,099,996,000	USD	3,393,311	Goldman Sachs International	11/17/17	—	(117,143)
USD	65,587,315	EUR	55,040,000	Deutsche Bank AG	11/17/17	1,424,310	—
USD	107,461,569	GBP	83,310,000	Deutsche Bank AG	11/17/17	—	(3,232,251)
COP	45,203,984,000	USD	15,386,233	Standard Chartered Bank	11/20/17	—	(551,490)
KZT	736,348,000	USD	2,262,206	Goldman Sachs International	11/20/17	—	(70,148)
CZK	1,150,387,000	EUR	44,088,377	JPMorgan Chase Bank, N.A.	11/22/17	861,079	—
CZK	899,672,000	EUR	34,481,752	JPMorgan Chase Bank, N.A.	11/22/17	671,105	—

33	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
EUR	18,132,770	HUF	5,510,730,000	HSBC Bank USA, N.A.	11/22/17	$512,755	$—
PLN	75,023,000	EUR	17,446,804	HSBC Bank USA, N.A.	11/22/17	266,229	—
ARS	161,080,000	USD	8,924,100	BNP Paribas	11/24/17	79,184	—
ARS	399,870,000	USD	22,559,662	BNP Paribas	11/24/17	—	(209,630)
CZK	969,280,000	EUR	37,169,920	HSBC Bank USA, N.A.	11/24/17	698,796	—
INR	4,822,400,000	USD	74,620,122	Citibank, N.A.	11/24/17	—	(280,763)
INR	643,400,000	USD	9,983,707	Deutsche Bank AG	11/24/17	—	(65,421)
INR	1,821,500,000	USD	28,178,274	Goldman Sachs International	11/24/17	—	(99,073)
INR	2,833,400,000	USD	43,818,626	Goldman Sachs International	11/24/17	—	(140,553)
INR	1,304,000,000	USD	20,009,207	Nomura International PLC	11/24/17	92,511	—
INR	1,176,709,124	USD	18,185,753	Standard Chartered Bank	11/24/17	—	(46,278)
INR	1,623,000,000	USD	24,898,366	UBS AG	11/24/17	120,873	—
INR	3,371,700,000	USD	52,124,107	UBS AG	11/24/17	—	(147,910)
USD	8,152,505	CLP	5,135,263,000	Citibank, N.A.	11/24/17	85,702	—
USD	7,694,934	CLP	4,864,737,000	Standard Chartered Bank	11/24/17	53,090	—
USD	14,497,803	INR	957,000,000	Deutsche Bank AG	11/24/17	—	(254,761)
USD	8,255,016	INR	545,120,000	Goldman Sachs International	11/24/17	—	(148,242)
USD	9,173,479	INR	606,000,000	Goldman Sachs International	11/24/17	—	(168,271)
USD	18,000,303	INR	1,189,100,000	Goldman Sachs International	11/24/17	—	(330,182)
USD	18,338,126	INR	1,211,600,000	JPMorgan Chase Bank, N.A.	11/24/17	—	(339,206)
USD	9,167,422	INR	606,700,000	Standard Chartered Bank	11/24/17	—	(185,118)
USD	9,166,415	INR	607,000,000	Standard Chartered Bank	11/24/17	—	(190,750)
USD	19,895,216	INR	1,310,100,000	UBS AG	11/24/17	—	(300,535)
THB	838,700,000	USD	25,294,810	JPMorgan Chase Bank, N.A.	11/27/17	—	(46,982)
EUR	11,505,368	HUF	3,501,889,000	JPMorgan Chase Bank, N.A.	11/28/17	306,528	—
PLN	47,570,000	EUR	11,075,463	JPMorgan Chase Bank, N.A.	11/28/17	149,645	—
USD	62,891,554	NZD	87,348,167	JPMorgan Chase Bank, N.A.	11/28/17	3,147,841	—
USD	70,012,188	NZD	97,200,000	UBS AG	11/28/17	3,530,095	—
ARS	203,848,000	USD	11,394,522	BNP Paribas	11/30/17	—	(41,250)
RSD	2,648,718,149	EUR	22,140,919	Deutsche Bank AG	11/30/17	33,859	—
EUR	6,228,000	USD	7,251,977	JPMorgan Chase Bank, N.A.	12/1/17	13,596	—
EUR	2,492,000	USD	2,896,402	JPMorgan Chase Bank, N.A.	12/1/17	10,761	—
EUR	1,244,000	USD	1,471,453	JPMorgan Chase Bank, N.A.	12/1/17	—	(20,205)
USD	149,725,626	EUR	126,050,240	JPMorgan Chase Bank, N.A.	12/1/17	2,675,656	—
COP	62,241,799,319	USD	20,995,716	Deutsche Bank AG	12/4/17	—	(595,391)
RSD	1,120,625,000	EUR	9,377,615	Deutsche Bank AG	12/4/17	—	(1,846)
EUR	15,378,737	HUF	4,669,292,000	BNP Paribas	12/6/17	454,692	—
PEN	14,013,000	USD	4,307,716	Deutsche Bank AG	12/6/17	—	(3,132)
PLN	63,538,000	EUR	14,748,839	BNP Paribas	12/6/17	244,423	—
CZK	1,022,059,000	EUR	39,774,249	JPMorgan Chase Bank, N.A.	12/7/17	60,799	—
EUR	27,977,000	USD	33,078,746	JPMorgan Chase Bank, N.A.	12/8/17	—	(426,857)
UGX	9,765,350,000	USD	2,608,963	Citibank, N.A.	12/8/17	31,523	—
USD	55,455,939	EUR	46,457,182	JPMorgan Chase Bank, N.A.	12/8/17	1,235,874	—
USD	20,701,376	EUR	17,122,585	JPMorgan Chase Bank, N.A.	12/8/17	717,649	—
USD	12,558,691	EUR	10,471,073	JPMorgan Chase Bank, N.A.	12/8/17	337,927	—
AUD	66,043,819	USD	52,978,753	BNP Paribas	12/11/17	—	(2,451,666)

34	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
AUD	21,060,000	USD	16,499,457	Deutsche Bank AG	12/11/17	$—	$(387,420)
AUD	90,520,000	USD	70,872,634	Deutsche Bank AG	12/11/17	—	(1,619,947)
AUD	47,974,750	USD	38,484,385	Deutsche Bank AG	12/11/17	—	(1,781,111)
AUD	25,282,936	USD	19,717,656	Goldman Sachs International	12/11/17	—	(374,845)
AUD	31,761,000	USD	25,488,139	Goldman Sachs International	12/11/17	—	(1,189,259)
NZD	80,800,000	USD	55,946,728	BNP Paribas	12/11/17	—	(694,007)
USD	60,899,670	AUD	78,000,000	Deutsche Bank AG	12/11/17	1,225,459	—
USD	8,842,468	AUD	11,253,625	Goldman Sachs International	12/11/17	232,838	—
USD	11,349,135	AUD	14,472,320	UBS AG	12/11/17	277,029	—
USD	21,129,719	NZD	29,054,072	BNP Paribas	12/11/17	1,261,940	—
USD	55,147,431	NZD	79,120,000	BNP Paribas	12/11/17	1,043,529	—
USD	15,714,991	NZD	22,123,351	BNP Paribas	12/11/17	586,583	—
USD	12,244,755	NZD	17,238,000	BNP Paribas	12/11/17	457,052	—
USD	38,461,565	NZD	53,327,000	Deutsche Bank AG	12/11/17	1,995,453	—
USD	25,459,566	NZD	35,317,000	Goldman Sachs International	12/11/17	1,309,067	—
EUR	86,560,000	USD	104,662,726	JPMorgan Chase Bank, N.A.	12/12/17	—	(3,611,211)
GBP	43,180,000	USD	56,974,931	Deutsche Bank AG	12/12/17	442,410	—
GBP	3,300,000	USD	4,431,174	Deutsche Bank AG	12/12/17	—	(43,096)
SEK	204,685,000	EUR	21,477,007	UBS AG	12/12/17	—	(565,710)
THB	45,000,000	USD	1,358,368	Goldman Sachs International	12/12/17	—	(3,621)
THB	142,581,000	USD	4,297,456	Goldman Sachs International	12/12/17	—	(4,985)
USD	46,256,900	EUR	38,780,000	JPMorgan Chase Bank, N.A.	12/12/17	984,514	—
USD	56,749,357	EUR	47,780,000	JPMorgan Chase Bank, N.A.	12/12/17	970,229	—
USD	61,512,097	GBP	46,480,000	Deutsche Bank AG	12/12/17	—	(293,322)
USD	5,662,310	THB	187,581,000	Goldman Sachs International	12/12/17	15,092	—
ARS	379,820,300	USD	21,071,861	BNP Paribas	12/13/17	—	(80,034)
ARS	194,459,000	USD	10,761,428	Citibank, N.A.	12/13/17	—	(14,109)
KZT	323,000,000	USD	992,624	Citibank, N.A.	12/13/17	—	(34,643)
UGX	4,792,240,000	USD	1,281,348	JPMorgan Chase Bank, N.A.	12/13/17	12,327	—
RUB	852,410,000	USD	14,523,939	Nomura International PLC	12/14/17	—	(16,349)
USD	43,649,048	EUR	36,301,000	JPMorgan Chase Bank, N.A.	12/14/17	1,264,908	—
USD	2,408,425	EUR	2,063,184	JPMorgan Chase Bank, N.A.	12/14/17	—	(497)
USD	42,910,144	EUR	35,690,938	Standard Chartered Bank	12/14/17	1,238,296	—
USD	6,511,256	EUR	5,573,131	Standard Chartered Bank	12/14/17	4,208	—
SGD	76,000,000	USD	56,275,454	Goldman Sachs International	12/15/17	—	(500,521)
USD	56,643,925	NZD	77,346,000	Standard Chartered Bank	12/15/17	3,756,628	—
USD	46,802,504	EUR	38,910,000	JPMorgan Chase Bank, N.A.	12/21/17	1,350,468	—
USD	3,302,297	EUR	2,745,873	JPMorgan Chase Bank, N.A.	12/21/17	94,753	—
USD	2,951,643	EUR	2,480,285	JPMorgan Chase Bank, N.A.	12/21/17	54,342	—
USD	893,069	EUR	753,558	JPMorgan Chase Bank, N.A.	12/21/17	12,814	—
USD	85,635,415	EUR	71,201,456	Standard Chartered Bank	12/21/17	2,462,678	—
USD	10,044,071	JPY	1,121,521,000	Standard Chartered Bank	12/22/17	156,461	—
USD	18,534,215	JPY	2,097,480,028	Standard Chartered Bank	12/22/17	42,305	—
ARS	201,832,320	USD	11,262,964	BNP Paribas	12/26/17	—	(193,172)
KZT	1,240,966,635	USD	3,732,230	Standard Chartered Bank	12/29/17	—	(61,486)
KZT	1,237,234,405	USD	3,732,230	Standard Chartered Bank	12/29/17	—	(72,526)

35	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
KZT	1,658,750,000	USD	5,000,000	VTB Capital PLC	12/29/17	$—	$(93,464)
SEK	287,150,000	EUR	29,477,252	JPMorgan Chase Bank, N.A.	12/29/17	—	(25,415)
UGX	9,821,700,000	USD	2,626,123	Citibank, N.A.	1/8/18	2,609	—
KZT	1,708,548,000	USD	5,131,545	Citibank, N.A.	1/10/18	—	(91,209)
KZT	5,917,478,000	USD	17,740,902	Citibank, N.A.	1/10/18	—	(283,928)
EUR	22,183,000	USD	25,887,561	Standard Chartered Bank	1/11/18	59,987	—
UGX	3,727,284,000	USD	996,600	Standard Chartered Bank	1/11/18	—	(41)
USD	131,043,730	EUR	110,003,383	Standard Chartered Bank	1/11/18	2,372,312	—
USD	36,029,643	EUR	30,453,591	Standard Chartered Bank	1/11/18	407,950	—
USD	20,305,605	EUR	17,161,310	Standard Chartered Bank	1/11/18	231,949	—
USD	7,101,942	EUR	6,002,216	Standard Chartered Bank	1/11/18	81,125	—
USD	8,388,317	KRW	9,535,000,000	BNP Paribas	1/16/18	—	(142,865)
USD	34,622,981	KRW	39,721,215,000	Standard Chartered Bank	1/16/18	—	(916,498)
KRW	36,185,200,000	USD	31,979,850	Citibank, N.A.	1/17/18	396,156	—
KRW	29,416,800,000	USD	25,988,868	Deutsche Bank AG	1/17/18	331,243	—
USD	38,429,208	KRW	43,523,000,000	Goldman Sachs International	1/17/18	—	(512,152)
USD	19,440,971	KRW	22,016,900,000	JPMorgan Chase Bank, N.A.	1/17/18	—	(258,223)
RSD	589,490,000	EUR	4,910,371	Deutsche Bank AG	1/18/18	—	(156)
COP	71,668,140,000	USD	24,430,932	BNP Paribas	1/22/18	—	(1,046,146)
KZT	725,800,000	USD	2,153,709	VTB Capital PLC	1/22/18	—	(18,972)
KZT	5,300,000,000	USD	15,764,426	VTB Capital PLC	1/22/18	—	(175,961)
PHP	1,091,900,000	USD	21,040,563	BNP Paribas	1/23/18	—	(79,193)
PHP	1,158,500,000	USD	22,298,143	Deutsche Bank AG	1/23/18	—	(58,242)
RSD	867,929,000	EUR	6,996,042	Deutsche Bank AG	1/24/18	268,382	—
RSD	774,839,000	EUR	6,224,106	Deutsche Bank AG	1/24/18	264,850	—
RSD	867,931,000	EUR	7,005,093	Deutsche Bank AG	1/24/18	257,807	—
USD	26,431,658	NZD	38,105,729	Australia and New Zealand Banking Group Limited	1/24/18	392,636	—
USD	11,593,853	NZD	16,622,965	Australia and New Zealand Banking Group Limited	1/24/18	234,780	—
UYU	277,242,000	USD	9,219,887	Citibank, N.A.	1/24/18	119,425	—
UYU	299,840,000	USD	9,953,195	HSBC Bank USA, N.A.	1/24/18	147,365	—
ARS	444,900,000	USD	24,364,732	BNP Paribas	1/25/18	—	(422,244)
ARS	415,230,000	USD	22,469,156	BNP Paribas	1/26/18	—	(137,714)
USD	50,118,270	EUR	42,260,910	Deutsche Bank AG	1/26/18	642,150	—
KRW	13,849,000,000	USD	12,200,687	Goldman Sachs International	1/29/18	191,725	—
KZT	1,943,674,000	USD	5,585,270	Goldman Sachs International	1/29/18	121,515	—
COP	51,476,485,000	USD	16,924,703	Citibank, N.A.	1/30/18	—	(139,683)
DOP	321,064,000	USD	6,579,180	Citibank, N.A.	1/30/18	11,399	—
EUR	11,219,440	HUF	3,486,137,000	Standard Chartered Bank	1/30/18	37,951	—
PLN	47,399,000	EUR	11,103,219	Standard Chartered Bank	1/30/18	27,338	—
UYU	234,334,000	USD	7,843,028	HSBC Bank USA, N.A.	1/31/18	38,573	—
COP	62,241,800,000	USD	20,539,137	Citibank, N.A.	2/1/18	—	(247,289)
USD	176,795,988	EUR	149,510,349	Goldman Sachs International	2/1/18	1,698,289	—
USD	27,706,367	EUR	23,395,105	Goldman Sachs International	2/1/18	307,400	—
USD	3,685,782	EUR	3,113,830	Goldman Sachs International	2/1/18	39,047	—

36	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
AUD	22,210,000	USD	16,961,555	JPMorgan Chase Bank, N.A.	2/2/18	$23,095	$—
EUR	60,947,986	HUF	18,945,072,000	BNP Paribas	2/2/18	179,890	—
PHP	640,700,000	USD	12,276,298	Deutsche Bank AG	2/2/18	10,808	—
PHP	1,341,700,000	USD	25,645,339	Nomura International PLC	2/2/18	85,286	—
PHP	636,600,000	USD	12,186,648	Nomura International PLC	2/2/18	21,831	—
PHP	314,200,000	USD	5,994,753	UBS AG	2/2/18	30,858	—
PLN	317,190,000	EUR	74,401,858	BNP Paribas	2/2/18	51,557	—
USD	1,535,719	KRW	1,727,500,000	BNP Paribas	2/2/18	—	(10,142)
USD	11,235,676	KRW	12,628,900,000	UBS AG	2/2/18	—	(65,353)
USD	18,276,126	KRW	20,552,600,000	UBS AG	2/2/18	—	(115,463)
USD	45,547,153	KRW	51,195,000,000	UBS AG	2/2/18	—	(264,928)
USD	29,758,744	NZD	43,600,000	JPMorgan Chase Bank, N.A.	2/2/18	—	(30,527)
UYU	435,100,000	USD	14,705,286	HSBC Bank USA, N.A.	2/2/18	—	(77,617)
USD	39,357,699	AED	148,012,500	BNP Paribas	2/5/18	—	(932,735)
USD	11,312,924	KRW	12,675,000,000	BNP Paribas	2/5/18	—	(29,580)
USD	26,238,617	AED	98,833,000	BNP Paribas	2/8/18	—	(664,397)
USD	47,079,217	AED	177,281,500	BNP Paribas	2/8/18	—	(1,178,012)
USD	68,268,869	EUR	57,804,028	Standard Chartered Bank	2/8/18	543,313	—
RUB	1,190,543,000	USD	19,206,179	Bank of America, N.A.	2/9/18	885,972	—
RUB	715,133,000	USD	11,521,395	BNP Paribas	2/9/18	547,518	—
RUB	2,860,414,584	USD	46,085,545	Credit Suisse International	2/9/18	2,188,125	—
RUB	686,596,000	USD	11,081,278	Credit Suisse International	2/9/18	506,031	—
RUB	4,735,000,000	USD	80,829,635	Goldman Sachs International	2/9/18	—	(919,600)
USD	11,352,794	EUR	9,582,519	Standard Chartered Bank	2/9/18	124,835	—
USD	1,262,996	EUR	1,078,000	Standard Chartered Bank	2/9/18	—	(111)
RUB	1,191,313,416	USD	19,193,063	Credit Suisse International	2/12/18	903,058	—
RUB	714,209,000	USD	11,543,705	Credit Suisse International	2/12/18	504,200	—
KZT	1,061,657,000	USD	3,104,260	Goldman Sachs International	2/14/18	3,726	—
KZT	1,933,723,000	USD	5,704,198	Goldman Sachs International	2/14/18	—	(43,250)
UGX	12,163,000,000	USD	3,267,867	Standard Chartered Bank	2/14/18	—	(53,244)
KZT	1,029,550,000	USD	2,998,544	VTB Capital PLC	2/16/18	14,479	—
KZT	4,568,650,000	USD	13,284,821	Citibank, N.A.	2/21/18	74,781	—
KZT	6,863,500,000	USD	20,000,000	VTB Capital PLC	2/26/18	54,054	—
KZT	3,430,750,000	USD	10,000,000	VTB Capital PLC	2/26/18	24,105	—
KZT	2,821,466,814	USD	8,181,722	Citibank, N.A.	2/28/18	59,506	—
USD	99,006,442	EUR	84,470,000	Standard Chartered Bank	3/1/18	—	(89,770)
SGD	27,199,000	USD	20,019,873	Goldman Sachs International	3/6/18	—	(37,827)
SGD	31,031,000	USD	22,855,565	Goldman Sachs International	3/6/18	—	(58,297)
USD	13,073,261	SGD	17,714,268	Goldman Sachs International	3/6/18	59,278	—
USD	151	SGD	204	Goldman Sachs International	3/6/18	1	—
UGX	14,843,425,000	USD	3,976,272	Citibank, N.A.	3/12/18	—	(86,976)
RUB	2,454,840,000	USD	41,272,521	Credit Suisse International	3/14/18	—	(47,309)
UYU	140,265,000	USD	4,735,483	Citibank, N.A.	3/14/18	—	(55,610)
KZT	1,050,117,000	USD	3,034,143	Standard Chartered Bank	3/15/18	25,772	—
RSD	428,239,000	EUR	3,471,739	Deutsche Bank AG	3/15/18	89,859	—
RSD	496,632,000	EUR	4,040,944	Deutsche Bank AG	3/15/18	86,901	—

37	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
KZT	1,290,090,000	USD	3,733,980	Standard Chartered Bank	3/20/18	$22,178	$—
KZT	2,759,826,000	USD	7,862,752	JPMorgan Chase Bank, N.A.	3/26/18	164,898	—
KZT	3,511,000,000	USD	10,000,000	VTB Capital PLC	3/26/18	212,630	—
THB	889,593,933	USD	26,794,998	Deutsche Bank AG	3/26/18	5,601	—
THB	362,007,447	USD	10,647,278	JPMorgan Chase Bank, N.A.	3/26/18	258,840	—
THB	385,943,360	USD	11,635,314	JPMorgan Chase Bank, N.A.	3/26/18	—	(8,084)
USD	4,830,796	THB	166,312,223	Deutsche Bank AG	3/26/18	—	(179,656)
USD	4,774,858	THB	165,795,000	Deutsche Bank AG	3/26/18	—	(220,011)
USD	6,544,730	THB	226,500,000	Deutsche Bank AG	3/26/18	—	(278,986)
USD	9,596,321	THB	330,986,710	Deutsche Bank AG	3/26/18	—	(375,242)
USD	3,177,283	THB	110,378,800	JPMorgan Chase Bank, N.A.	3/26/18	—	(148,075)
USD	4,375,543	THB	151,000,000	JPMorgan Chase Bank, N.A.	3/26/18	—	(173,600)
USD	6,445,933	THB	221,740,112	JPMorgan Chase Bank, N.A.	3/26/18	—	(234,382)
USD	7,687,428	THB	264,831,895	JPMorgan Chase Bank, N.A.	3/26/18	—	(291,104)
THB	78,300,000	USD	2,364,130	Citibank, N.A.	3/27/18	—	(5,185)
THB	188,000,000	USD	5,676,329	Deutsche Bank AG	3/27/18	—	(12,450)
USD	2,249,031	THB	78,300,000	Citibank, N.A.	3/27/18	—	(109,914)
USD	5,400,747	THB	188,000,000	Deutsche Bank AG	3/27/18	—	(263,131)
KZT	1,270,400,000	USD	3,624,536	Citibank, N.A.	4/2/18	66,609	—
KZT	9,823,210,000	USD	28,572,455	Citibank, N.A.	4/2/18	—	(31,131)
KZT	1,436,705,000	USD	4,272,729	Deutsche Bank AG	4/3/18	—	(99,051)
RSD	763,777,000	EUR	6,151,554	Deutsche Bank AG	4/4/18	194,069	—
RSD	429,802,000	EUR	3,471,745	Deutsche Bank AG	4/4/18	97,375	—
KZT	3,171,350,000	USD	9,192,319	Deutsche Bank AG	4/11/18	8,801	—
RUB	551,230,000	USD	9,266,706	Bank of America, N.A.	4/12/18	—	(49,502)
UYU	335,826,000	USD	11,231,639	Citibank, N.A.	4/16/18	—	(96,534)
KZT	5,200,050,000	USD	15,000,000	VTB Capital PLC	4/23/18	58,205	—
KZT	3,447,000,000	USD	10,000,000	VTB Capital PLC	4/23/18	—	(18,243)
RSD	3,347,471,851	EUR	27,562,551	Citibank, N.A.	4/27/18	73,539	—
UYU	278,325,000	USD	9,327,245	Citibank, N.A.	4/27/18	—	(117,782)
KZT	1,696,950,000	USD	4,938,737	Deutsche Bank AG	4/30/18	—	(30,214)
KZT	1,107,185,000	USD	3,210,628	Goldman Sachs International	5/14/18	—	(15,475)
USD	5,371,945	AED	19,895,000	Standard Chartered Bank	5/17/18	—	(41,572)
USD	8,745,037	AED	32,375,000	Standard Chartered Bank	5/17/18	—	(64,344)
USD	5,222,340	OMR	2,115,100	Standard Chartered Bank	5/21/18	—	(250,282)
KZT	1,377,031,186	USD	3,954,146	Standard Chartered Bank	5/22/18	14,431	—
KZT	688,516,000	USD	1,977,074	Standard Chartered Bank	5/23/18	6,884	—
KZT	4,608,285,300	USD	13,788,761	Goldman Sachs International	5/31/18	—	(527,703)
KZT	1,354,544,000	USD	4,055,521	Deutsche Bank AG	6/1/18	—	(158,260)
KZT	1,360,626,518	USD	4,055,519	Standard Chartered Bank	6/5/18	—	(143,365)
KZT	1,356,571,000	USD	4,055,519	Standard Chartered Bank	6/7/18	—	(156,325)
MAD	17,765,000	USD	1,750,246	BNP Paribas	6/7/18	57,998	—
MAD	23,324,000	USD	2,288,911	Credit Agricole Corporate and Investment Bank	6/7/18	85,167	—
USD	2,100,311	EUR	1,829,380	BNP Paribas	6/7/18	—	(59,089)
USD	1,643,624	EUR	1,377,700	Deutsche Bank AG	6/7/18	17,387	—

38	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	180,288	EUR	157,085	Deutsche Bank AG	6/7/18	$—	$(5,134)
USD	1,401,786	EUR	1,224,000	Deutsche Bank AG	6/7/18	—	(43,023)
USD	2,808,458	EUR	2,441,000	Deutsche Bank AG	6/7/18	—	(72,898)
MAD	46,647,000	USD	4,577,723	Credit Agricole Corporate and Investment Bank	6/8/18	169,700	—
MAD	23,404,000	USD	2,288,900	Société Générale	6/11/18	92,058	—
MAD	15,420,000	USD	1,508,511	Standard Chartered Bank	6/11/18	60,211	—
MAD	26,822,000	USD	2,768,580	Standard Chartered Bank	6/11/18	—	(39,899)
USD	1,095,102	EUR	956,036	Standard Chartered Bank	6/11/18	—	(33,697)
KZT	1,364,682,000	USD	4,055,519	Goldman Sachs International	6/12/18	—	(136,275)
MAD	69,971,000	USD	6,866,634	Credit Agricole Corporate and Investment Bank	6/12/18	250,778	—
USD	1,403,969	EUR	1,204,400	Standard Chartered Bank	6/12/18	—	(18,167)
USD	2,987,506	EUR	2,569,787	Standard Chartered Bank	6/12/18	—	(46,858)
USD	4,204,728	EUR	3,667,127	Standard Chartered Bank	6/12/18	—	(125,358)
KZT	1,364,682,000	USD	4,055,519	Goldman Sachs International	6/13/18	—	(136,927)
KZT	3,210,000,000	USD	9,518,162	VTB Capital PLC	6/14/18	—	(302,397)
UYU	338,936,000	USD	11,226,764	Citibank, N.A.	6/15/18	—	(124,079)
KZT	450,163,960	USD	1,297,302	Deutsche Bank AG	7/10/18	—	(10,467)
MAD	23,269,000	USD	2,288,882	Société Générale	7/13/18	68,345	—
MAD	49,512,000	USD	4,906,794	Société Générale	7/16/18	106,951	—
KZT	3,602,950,000	USD	10,353,305	Standard Chartered Bank	7/25/18	—	(79,461)
KZT	4,405,170,000	USD	12,609,618	Citibank, N.A.	7/27/18	—	(52,385)
USD	9,996,723	OMR	4,148,640	BNP Paribas	8/15/18	—	(707,328)
USD	22,500,000	OMR	9,293,625	BNP Paribas	8/22/18	—	(1,472,924)
KZT	1,071,470,000	USD	3,043,949	Deutsche Bank AG	8/27/18	—	(5,244)
USD	2,494,243	OMR	1,029,000	BNP Paribas	9/4/18	—	(158,856)
RSD	851,040,000	EUR	6,848,039	Deutsche Bank AG	9/7/18	116,975	—
RSD	425,778,000	EUR	3,424,029	Deutsche Bank AG	9/7/18	60,977	—
RSD	841,746,000	EUR	6,788,274	Deutsche Bank AG	9/13/18	92,075	—
RSD	418,835,000	EUR	3,394,125	Deutsche Bank AG	9/17/18	24,379	—
USD	3,358,779	OMR	1,386,000	BNP Paribas	9/17/18	—	(213,156)
RSD	418,329,000	EUR	3,394,150	Deutsche Bank AG	9/18/18	18,966	—
RSD	430,039,000	EUR	3,484,919	Citibank, N.A.	9/24/18	21,573	—
RSD	414,189,000	EUR	3,355,115	Deutsche Bank AG	9/26/18	21,443	—
USD	5,917,956	AED	22,000,000	Standard Chartered Bank	9/26/18	—	(64,293)
RSD	207,179,000	EUR	1,677,563	Deutsche Bank AG	10/10/18	8,203	—
RSD	338,868,000	EUR	2,755,024	Deutsche Bank AG	10/18/18	—	(2,981)
USD	4,425,953	OMR	1,835,000	BNP Paribas	12/19/18	—	(284,266)
USD	10,249,093	OMR	4,238,000	BNP Paribas	1/23/19	—	(610,059)
USD	10,251,511	OMR	4,239,000	BNP Paribas	1/24/19	—	(609,653)
USD	25,240,506	OMR	9,970,000	BNP Paribas	4/3/19	—	(215,719)
USD	3,783,852	OMR	1,495,000	BNP Paribas	4/8/19	—	(32,343)
USD	3,785,611	OMR	1,495,506	Standard Chartered Bank	4/24/19	—	(28,797)
USD	12,639,900	OMR	5,037,000	BNP Paribas	5/2/19	—	(202,199)
USD	6,486,584	OMR	2,601,250	Standard Chartered Bank	5/28/19	—	(136,767)

39	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	18,311,591	OMR	7,299,000	Standard Chartered Bank	6/5/19	$—	$(265,784)
USD	20,829,054	OMR	8,517,000	BNP Paribas	7/3/19	—	(817,893)
USD	10,556,778	OMR	4,318,250	BNP Paribas	7/15/19	—	(411,948)
USD	11,657,482	AED	43,156,000	BNP Paribas	7/17/19	—	(58,860)
USD	12,442,818	AED	46,077,000	Standard Chartered Bank	7/17/19	—	(66,541)
USD	22,748,897	OMR	9,277,000	BNP Paribas	7/17/19	—	(813,116)
USD	9,793,572	OMR	3,961,500	BNP Paribas	8/14/19	—	(253,853)
USD	10,926,918	OMR	4,485,500	BNP Paribas	8/14/19	—	(449,511)
USD	6,923,835	OMR	2,809,000	BNP Paribas	8/21/19	—	(198,043)
USD	7,590,881	OMR	3,080,000	BNP Paribas	8/21/19	—	(218,085)
USD	12,696,790	OMR	5,142,200	BNP Paribas	8/21/19	—	(340,634)
USD	14,467,324	OMR	5,866,500	BNP Paribas	8/21/19	—	(406,475)
USD	11,469,552	OMR	4,654,000	BNP Paribas	8/28/19	—	(325,965)
USD	14,479,390	OMR	5,876,750	BNP Paribas	8/28/19	—	(415,175)
USD	9,404,560	BHD	3,609,000	Credit Agricole Corporate and Investment Bank	9/18/19	—	(14,603)
USD	9,416,632	BHD	3,619,000	Credit Agricole Corporate and Investment Bank	9/18/19	—	(28,631)
USD	5,296,875	BHD	2,034,000	Bank of America, N.A.	9/19/19	—	(11,497)
USD	9,046,875	BHD	3,474,000	Bank of America, N.A.	9/19/19	—	(19,636)
USD	7,064,327	BHD	2,718,000	Credit Agricole Corporate and Investment Bank	9/23/19	—	(28,176)
USD	8,588,511	BHD	3,304,000	Standard Chartered Bank	9/25/19	—	(32,536)
USD	5,154,156	BHD	1,981,000	Standard Chartered Bank	10/3/19	—	(13,384)
USD	8,085,516	BHD	3,105,000	Standard Chartered Bank	10/7/19	—	(12,913)
USD	8,588,526	BHD	3,301,000	Standard Chartered Bank	10/7/19	—	(21,108)
USD	15,044,225	BHD	5,783,000	Standard Chartered Bank	10/7/19	—	(38,937)
USD	17,220,795	OMR	6,837,000	Standard Chartered Bank	10/10/19	—	(70,288)
USD	3,430,799	BHD	1,320,000	Bank of America, N.A.	10/15/19	—	(11,056)
USD	24,211,168	AED	89,315,000	Standard Chartered Bank	10/16/19	—	(24,560)
USD	9,417,764	BHD	3,620,000	Credit Agricole Corporate and Investment Bank	10/16/19	—	(20,937)
USD	20,000,000	OMR	7,945,600	Credit Agricole Corporate and Investment Bank	10/28/19	—	(76,727)
USD	20,000,000	OMR	7,950,600	Credit Agricole Corporate and Investment Bank	10/28/19	—	(89,361)
USD	10,970,924	BHD	4,226,000	Bank of America, N.A.	10/31/19	—	(42,119)
USD	18,237,885	OMR	7,245,000	Bank of America, N.A.	10/31/19	—	(65,844)
USD	15,186,916	BHD	5,850,000	Bank of America, N.A.	11/4/19	—	(56,192)
USD	25,000,000	OMR	9,930,000	Bank of America, N.A.	11/4/19	—	(82,091)
USD	22,456,740	OMR	8,928,800	Bank of America, N.A.	11/4/19	—	(96,430)

						$77,569,278	$(64,230,143)

40	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Forward Volatility Agreements
Reference Entity	Counterparty	Strike Volatility Rate	Settlement Date(1)	Notional Amount† (000’s omitted)		Net Unrealized Appreciation (Depreciation)

CAD versus USD, 1 year term	BNP Paribas	8.45%	3/26/18		22,761	$(12,655)
CAD versus USD, 1 year term	Deutsche Bank AG	8.63	3/28/18		43,771	(80,933)
CHF versus USD, 1 year term	Deutsche Bank AG	8.58	6/14/18		43,771	(14,751)
CHF versus USD, 1 year term	BNP Paribas	8.35	6/19/18		22,761	33,140
EUR versus USD, 1 year term	Deutsche Bank AG	8.63	3/22/18	EUR	43,772	(338,763)
EUR versus USD, 1 year term	BNP Paribas	8.55	6/20/18	EUR	21,886	(129,203)

						$(543,165)

(1)	At the settlement date, the Portfolio will purchase from the counterparty an option straddle with a strike rate to be determined on this date.

†	Notional amount is stated in USD unless otherwise noted.

Futures Contracts
Description	Number of Contracts	Position	Expiration Month/Year	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)

Commodity Futures
Brent Crude Oil	896	Short	Nov-17	$(54,602,240)	$(848,427)
WTI Crude Oil	3,301	Short	Jan-18	(180,531,690)	(1,358,142)

Equity Futures
MSCI Singapore Index	1,755	Short	Nov-17	(48,796,657)	(811,797)

Interest Rate Futures
U.S. 5-Year Deliverable Interest Rate Swap	424	Short	Dec-17	(42,651,750)	356,687
U.S. 10-Year Deliverable Interest Rate Swap	320	Short	Dec-17	(32,300,000)	422,172

					$(2,239,507)

WTI:  West Texas Intermediate

Centrally Cleared Inflation Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate		Termination Date	Net Unrealized Appreciation (Depreciation)

LCH.Clearnet	EUR	11,378	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.60 (pays upon termination	% )	8/15/32	$100,017
LCH.Clearnet	EUR	11,623	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.57 (pays upon termination	% )	8/15/32	170,447
LCH.Clearnet	EUR	11,653	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.59 (pays upon termination	% )	8/15/32	136,709

41	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Centrally Cleared Inflation Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate		Termination Date	Net Unrealized Appreciation (Depreciation)
LCH.Clearnet	EUR	11,446	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.64 (pays upon termination	% )	10/15/32	$43,173
LCH.Clearnet	EUR	11,378	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.79 (pays upon termination	% )	8/15/42	(238,334)
LCH.Clearnet	EUR	11,623	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.77 (pays upon termination	% )	8/15/42	(318,008)
LCH.Clearnet	EUR	11,653	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.78 (pays upon termination	% )	8/15/42	(307,915)
LCH.Clearnet	EUR	11,446	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.85 (pays upon termination	% )	10/15/42	(67,213)
LCH.Clearnet	EUR	3,065	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.90 (pays upon termination	% )	8/4/47	(17,851)
LCH.Clearnet	EUR	3,065	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.89 (pays upon termination	% )	8/7/47	(29,953)
LCH.Clearnet	USD	36,500	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.17 (pays upon termination	% )	10/26/27	4,521
LCH.Clearnet	USD	4,128	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.16 (pays upon termination	% )	8/4/47	54,509
LCH.Clearnet	USD	4,128	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.15 (pays upon termination	% )	8/7/47	68,928
LCH.Clearnet	USD	5,209	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.13 (pays upon termination	% )	8/22/47	111,987
LCH.Clearnet	USD	5,178	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.15 (pays upon termination	% )	8/25/47	91,999
LCH.Clearnet	USD	5,163	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.15 (pays upon termination	% )	9/1/47	88,123
LCH.Clearnet	USD	4,498	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.22 (pays upon termination	% )	10/5/47	(6,870)

									$(115,731)

CPI-U (NSA) — Consumer Price Index All Urban Non-Seasonally Adjusted

HICP — Harmonised Indices of Consumer Prices

Inflation Swaps
Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate		Termination Date	Net Unrealized Appreciation
Bank of America, N.A.	$87,363	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.97 (pays upon termination	% )	6/23/27	$1,356,112

								$1,356,112

CPI-U (NSA) — Consumer Price Index All Urban Non-Seasonally Adjusted

42	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)

CME Group, Inc.	MXN	3,922,020	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.83 (pays monthly	% )	6/28/19	$(1,934,410)
CME Group, Inc.	MXN	1,774,345	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.83 (pays monthly	% )	7/1/19	(873,382)
CME Group, Inc.	MXN	2,105,585	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.83 (pays monthly	% )	7/1/19	(1,030,075)
CME Group, Inc.	MXN	1,026,630	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.04 (pays monthly	% )	8/19/19	(332,137)
CME Group, Inc.	MXN	1,026,630	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.01 (pays monthly	% )	8/19/19	(360,183)
CME Group, Inc.	MXN	1,037,630	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.00 (pays monthly	% )	8/21/19	(369,377)
CME Group, Inc.	MXN	868,970	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.01 (pays monthly	% )	8/22/19	(303,840)
CME Group, Inc.	MXN	2,426,140	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.03 (pays monthly	% )	8/23/19	(791,827)
CME Group, Inc.	MXN	1,428,260	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.25 (pays monthly	% )(2)	10/21/19	(162,960)
CME Group, Inc.	MXN	1,424,944	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.30 (pays monthly	% )	10/22/19	(89,350)
CME Group, Inc.	MXN	2,843,266	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.37 (pays monthly	% )	10/22/19	(23,474)
CME Group, Inc.	MXN	2,856,530	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.31 (pays monthly	% )	10/22/19	(185,312)
CME Group, Inc.	MXN	2,124,740	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.34 (pays monthly	% )	10/24/19	(48,817)
LCH.Clearnet	EUR	203,769	Receives	6-month Euro Interbank Offered Rate (pays semi-annually)	0.25 (pays annually	% )(2)	9/20/22	(1,606,774)
LCH.Clearnet	EUR	56,435	Receives	6-month Euro Interbank Offered Rate (pays semi-annually)	1.00 (pays annually	% )(2)	9/20/27	(886,028)
LCH.Clearnet	HUF	2,149,708	Receives	6-month HUF BUBOR (pays semi-annually)	1.27 (pays annually	% )	12/13/21	(288,831)
LCH.Clearnet	HUF	5,785,420	Receives	6-month HUF BUBOR (pays semi-annually)	1.46 (pays annually	% )	1/12/22	(957,472)
LCH.Clearnet	HUF	5,322,580	Receives	6-month HUF BUBOR (pays semi-annually)	1.44 (pays annually	% )	1/13/22	(855,234)
LCH.Clearnet	HUF	3,089,400	Receives	6-month HUF BUBOR (pays semi-annually)	1.92 (pays annually	% )	7/28/26	(168,764)
LCH.Clearnet	HUF	2,174,000	Receives	6-month HUF BUBOR (pays semi-annually)	1.94 (pays annually	% )	8/1/26	(127,369)
LCH.Clearnet	HUF	833,096	Receives	6-month HUF BUBOR (pays semi-annually)	1.94 (pays annually	% )	9/21/26	(32,155)
LCH.Clearnet	HUF	854,457	Receives	6-month HUF BUBOR (pays semi-annually)	1.93 (pays annually	% )	9/21/26	(31,620)
LCH.Clearnet	HUF	2,107,661	Receives	6-month HUF BUBOR (pays semi-annually)	1.89 (pays annually	% )	9/21/26	(49,824)

43	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)
LCH.Clearnet	HUF	848,760	Receives	6-month HUF BUBOR (pays semi-annually)	2.14 (pays annually	% )	10/13/26	$(82,501)
LCH.Clearnet	HUF	2,158,928	Receives	6-month HUF BUBOR (pays semi-annually)	2.09 (pays quarterly	% )	10/19/26	(167,665)
LCH.Clearnet	HUF	2,236,399	Receives	6-month HUF BUBOR (pays semi-annually)	2.04 (pays annually	% )	10/20/26	(140,156)
LCH.Clearnet	HUF	972,374	Receives	6-month HUF BUBOR (pays semi-annually)	2.08 (pays annually	% )	10/28/26	(68,361)
LCH.Clearnet	HUF	2,407,181	Receives	6-month HUF BUBOR (pays annually)	2.06 (pays semi-annually	% )	10/28/26	(146,822)
LCH.Clearnet	HUF	1,456,978	Receives	6-month HUF BUBOR (pays semi-annually)	2.09 (pays annually	% )	11/2/26	(207,420)
LCH.Clearnet	HUF	975,542	Receives	6-month HUF BUBOR (pays semi-annually)	2.18 (pays annually	% )	11/3/26	(171,266)
LCH.Clearnet	HUF	5,260,958	Receives	6-month HUF BUBOR (pays semi-annually)	2.13 (pays annually	% )	11/4/26	(834,005)
LCH.Clearnet	HUF	956,538	Receives	6-month HUF BUBOR (pays semi-annually)	2.15 (pays annually	% )	11/7/26	(156,118)
LCH.Clearnet	HUF	950,203	Receives	6-month HUF BUBOR (pays semi-annually)	2.12 (pays annually	% )	11/8/26	(144,637)
LCH.Clearnet	HUF	2,616,226	Receives	6-month HUF BUBOR (pays semi-annually)	2.14 (pays annually	% )	11/10/26	(420,832)
LCH.Clearnet	HUF	4,379,300	Receives	6-month HUF BUBOR (pays semi-annually)	2.66 (pays annually	% )	2/8/27	(1,358,419)
LCH.Clearnet	JPY	1,114,835	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.62 (pays semi-annually	% )	12/19/46	825,262
LCH.Clearnet	JPY	1,206,794	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.81 (pays semi-annually	% )	12/19/46	338,858
LCH.Clearnet	JPY	1,346,165	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.61 (pays semi-annually	% )	12/19/46	1,023,528
LCH.Clearnet	JPY	1,413,260	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.78 (pays semi-annually	% )	12/19/46	496,731
LCH.Clearnet	JPY	469,100	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.85 (pays semi-annually	% )	6/19/47	96,640
LCH.Clearnet	JPY	469,100	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.86 (pays semi-annually	% )	6/19/47	93,279
LCH.Clearnet	JPY	1,525,000	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.89 (pays semi-annually	% )	9/18/47	230,032
LCH.Clearnet	JPY	1,630,000	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.89 (pays semi-annually	% )	9/18/47	230,337
LCH.Clearnet	JPY	2,052,000	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.92 (pays semi-annually	% )	9/18/47	135,973
LCH.Clearnet(1)	JPY	1,347,000	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.95 (pays semi-annually	% )	12/18/47	36,247
LCH.Clearnet(1)	JPY	2,591,000	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.95 (pays semi-annually	% )	12/18/47	91,271
LCH.Clearnet(1)	JPY	2,728,000	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.95 (pays semi-annually	% )	12/18/47	113,923
LCH.Clearnet(1)	JPY	2,922,015	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.95 (pays semi-annually	% )	12/18/47	122,025

44	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)
LCH.Clearnet(1)	JPY	2,998,000	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.95 (pays semi-annually	% )	12/18/47	$130,470
LCH.Clearnet(1)	JPY	5,251,695	Receives	6-month JPY-LIBOR-BBA (pays semi-annually)	0.96 (pays semi-annually	% )	12/18/47	78,925
LCH.Clearnet	NZD	20,093	Pays	3-month NZD Bank Bill (pays quarterly)	4.96 (pays semi-annually	% )	4/29/24	1,751,357
LCH.Clearnet	NZD	11,875	Pays	3-month NZD Bank Bill (pays quarterly)	3.77 (pays semi-annually	% )	3/5/25	477,970
LCH.Clearnet	NZD	11,470	Pays	3-month NZD Bank Bill (pays quarterly)	4.05 (pays semi-annually	% )	6/16/25	696,403
LCH.Clearnet	NZD	25,600	Receives	3-month NZD Bank Bill (pays quarterly)	3.40 (pays semi-annually	% )	4/28/27	(402,802)
LCH.Clearnet	NZD	19,400	Receives	3-month NZD Bank Bill (pays quarterly)	3.40 (pays semi-annually	% )	5/8/27	(460,222)
LCH.Clearnet	NZD	19,535	Receives	3-month NZD Bank Bill (pays quarterly)	3.41 (pays semi-annually	% )	5/8/27	(475,206)
LCH.Clearnet	NZD	45,772	Receives	3-month NZD Bank Bill (pays quarterly)	3.49 (pays semi-annually	% )	5/11/27	(1,342,352)
LCH.Clearnet	NZD	16,873	Receives	3-month NZD Bank Bill (pays quarterly)	3.31 (pays semi-annually	% )	5/18/27	(310,564)
LCH.Clearnet	NZD	82,060	Receives	3-month NZD Bank Bill (pays quarterly)	3.17 (pays semi-annually	% )	6/26/27	(692,710)
LCH.Clearnet	PLN	31,365	Pays	6-month PLN WIBOR (pays semi-annually)	2.41 (pays annually	% )	12/13/21	118,590
LCH.Clearnet	PLN	84,093	Pays	6-month PLN WIBOR (pays semi-annually)	2.46 (pays annually	% )	1/12/22	344,428
LCH.Clearnet	PLN	86,972	Pays	6-month PLN WIBOR (pays semi-annually)	2.44 (pays annually	% )	1/13/22	327,230
LCH.Clearnet	PLN	43,620	Pays	6-month PLN WIBOR (pays semi-annually)	2.23 (pays annually	% )	7/28/26	(630,936)
LCH.Clearnet	PLN	31,466	Pays	6-month PLN WIBOR (pays semi-annually)	2.22 (pays annually	% )	8/1/26	(460,562)
LCH.Clearnet	PLN	11,391	Pays	6-month PLN WIBOR (pays semi-annually)	2.28 (pays annually	% )	9/21/26	(158,450)
LCH.Clearnet	PLN	42,148	Pays	6-month PLN WIBOR (pays semi-annually)	2.30 (pays annually	% )	9/21/26	(567,882)
LCH.Clearnet	PLN	12,047	Pays	6-month PLN WIBOR (pays semi-annually)	2.49 (pays annually	% )	10/13/26	(115,385)
LCH.Clearnet	PLN	12,246	Pays	6-month PLN WIBOR (pays semi-annually)	2.47 (pays annually	% )	10/19/26	(123,316)
LCH.Clearnet	PLN	18,369	Pays	6-month PLN WIBOR (pays semi-annually)	2.46 (pays annually	% )	10/19/26	(188,972)
LCH.Clearnet	PLN	13,442	Pays	6-month PLN WIBOR (pays semi-annually)	2.43 (pays annually	% )	10/20/26	(147,222)
LCH.Clearnet	PLN	18,368	Pays	6-month PLN WIBOR (pays semi-annually)	2.44 (pays annually	% )	10/20/26	(195,978)
LCH.Clearnet	PLN	13,914	Pays	6-month PLN WIBOR (pays semi-annually)	2.47 (pays annually	% )	10/28/26	(142,332)
LCH.Clearnet	PLN	34,786	Pays	6-month PLN WIBOR (pays semi-annually)	2.46 (pays annually	% )	10/28/26	(363,399)

45	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)
LCH.Clearnet	PLN	20,872	Pays	6-month PLN WIBOR (pays semi-annually)	2.50 (pays annually	% )	10/31/26	$(199,634)
LCH.Clearnet	PLN	13,915	Pays	6-month PLN WIBOR (pays semi-annually)	2.56 (pays annually	% )	11/2/26	(57,234)
LCH.Clearnet	PLN	76,529	Pays	6-month PLN WIBOR (pays semi-annually)	2.51 (pays annually	% )	11/4/26	(404,746)
LCH.Clearnet	PLN	13,914	Pays	6-month PLN WIBOR (pays semi-annually)	2.54 (pays annually	% )	11/7/26	(64,894)
LCH.Clearnet	PLN	13,914	Pays	6-month PLN WIBOR (pays semi-annually)	2.50 (pays annually	% )	11/8/26	(78,615)
LCH.Clearnet	PLN	38,455	Pays	6-month PLN WIBOR (pays semi-annually)	2.52 (pays annually	% )	11/10/26	(202,952)
LCH.Clearnet	PLN	54,047	Pays	6-month PLN WIBOR (pays semi-annually)	3.00 (pays annually	% )	2/8/27	295,296
LCH.Clearnet	USD	2,906	Receives	3-month USD-LIBOR-BBA (pays quarterly)	1.75 (pays semi-annually	% )(2)	9/20/19	5,858
LCH.Clearnet	USD	6,478	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.75 (pays annually	% )	7/31/20	(20,876)
LCH.Clearnet	USD	12,230	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.74 (pays semi-annually	% )	7/31/20	(42,149)
LCH.Clearnet	USD	15,290	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.74 (pays semi-annually	% )	7/31/20	(52,807)
LCH.Clearnet	USD	16,334	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.74 (pays semi-annually	% )	8/12/20	(64,414)
LCH.Clearnet	USD	17,380	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.62 (pays semi-annually	% )	8/14/20	(127,720)
LCH.Clearnet	USD	8,898	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.68 (pays semi-annually	% )	8/17/20	(51,114)
LCH.Clearnet	USD	9,533	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.68 (pays semi-annually	% )	8/17/20	(54,762)
LCH.Clearnet	USD	19,667	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.69 (pays semi-annually	% )	8/17/20	(107,811)
LCH.Clearnet	USD	32,698	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.70 (pays semi-annually	% )	8/19/20	(173,502)
LCH.Clearnet	USD	9,452	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.56 (pays semi-annually	% )	8/22/20	(88,358)
LCH.Clearnet	USD	19,470	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.55 (pays semi-annually	% )	8/22/20	(187,686)
LCH.Clearnet	USD	33,453	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.57 (pays semi-annually	% )	9/17/20	(325,063)
LCH.Clearnet	USD	24,270	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.65 (pays semi-annually	% )	9/18/20	(176,830)
LCH.Clearnet	USD	1,310	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.55 (pays semi-annually	% )	9/23/20	(13,713)
LCH.Clearnet	USD	9,330	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.43 (pays semi-annually	% )	10/28/20	(137,263)
LCH.Clearnet	USD	9,330	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.42 (pays semi-annually	% )	10/28/20	(137,940)

46	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)
LCH.Clearnet	USD	9,622	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.54 (pays semi-annually	% )	11/5/20	$(69,378)
LCH.Clearnet	USD	19,245	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.53 (pays semi-annually	% )	11/5/20	(144,498)
LCH.Clearnet	USD	9,312	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.56 (pays semi-annually	% )	11/9/20	(63,996)
LCH.Clearnet	USD	12,726	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.67 (pays semi-annually	% )	11/12/20	(38,491)
LCH.Clearnet	USD	6,834	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.11 (pays semi-annually	% )	2/23/21	(188,824)
LCH.Clearnet	USD	6,626	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.17 (pays semi-annually	% )	2/25/21	(170,825)
LCH.Clearnet	USD	13,253	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.17 (pays semi-annually	% )	2/25/21	(342,573)
LCH.Clearnet	USD	16,620	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.27 (pays semi-annually	% )	3/7/21	(373,125)
LCH.Clearnet	USD	36,174	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.20 (pays semi-annually	% )	9/1/21	(1,081,887)
LCH.Clearnet	USD	30,898	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.21 (pays semi-annually	% )	9/2/21	(909,267)
LCH.Clearnet	USD	26,930	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.96 (pays semi-annually	% )	1/6/22	76,129
LCH.Clearnet	USD	10,838	Pays	3-month USD-LIBOR-BBA (pays quarterly)	2.10 (pays semi-annually	% )	7/27/22	77,015
LCH.Clearnet	USD	11,426	Pays	3-month USD-LIBOR-BBA (pays quarterly)	2.06 (pays semi-annually	% )	7/30/22	15,698
LCH.Clearnet	USD	19,771	Receives	3-month USD-LIBOR-BBA (pays quarterly)	1.84 (pays semi-annually	% )	9/15/22	203,213
LCH.Clearnet	USD	4,855	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.59 (pays semi-annually	% )	4/12/26	(256,928)
LCH.Clearnet	USD	6,620	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.59 (pays semi-annually	% )	4/12/26	(350,588)
LCH.Clearnet	USD	9,340	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.68 (pays semi-annually	% )	5/6/26	(389,007)
LCH.Clearnet	USD	9,340	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.68 (pays semi-annually	% )	5/6/26	(392,084)
LCH.Clearnet	USD	3,030	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.66 (pays semi-annually	% )	5/9/26	(131,608)
LCH.Clearnet	USD	11,023	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.60 (pays semi-annually	% )	5/18/26	(540,018)
LCH.Clearnet	USD	2,769	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.72 (pays semi-annually	% )	5/20/26	(106,917)
LCH.Clearnet	USD	5,537	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.65 (pays semi-annually	% )	5/20/26	(245,922)
LCH.Clearnet	USD	19,310	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.69 (pays semi-annually	% )	6/3/26	(812,734)
LCH.Clearnet	USD	11,590	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.11 (pays semi-annually	% )	9/5/27	219,198

47	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)
LCH.Clearnet	USD	21,711	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.02 (pays semi-annually	% )	9/11/27	$588,499
LCH.Clearnet	USD	113,947	Receives	3-month USD-LIBOR-BBA (pays quarterly)	2.18 (pays semi-annually	% )	9/19/27	633,021

								$(21,691,054)

(1)	Effective date, which represents the date on which the Portfolio and the counterparty to the interest rate swap begin interest payment accrual, is after October 31, 2017.

(2)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)

Australia and New Zealand Banking Group Limited	KRW	10,399,175	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	1.91 (pays quarterly	% )	2/7/27	$266,064
Bank of America, N.A.	INR	1,289,700	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.12 (pays semi-annually	% )	6/14/22	(121,460)
Bank of America, N.A.	INR	530,900	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.09 (pays semi-annually	% )	6/15/22	(59,000)
Bank of America, N.A.	INR	1,553,100	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.15 (pays semi-annually	% )	6/29/22	(112,025)
Bank of America, N.A.	INR	3,828,300	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.21 (pays semi-annually	% )	7/10/22	(131,115)
Bank of America, N.A.	INR	3,000,000	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.24 (pays semi-annually	% )	10/25/22	(131,752)
Bank of America, N.A.	KRW	16,852,872	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	1.31 (pays quarterly	% )	10/7/21	472,710
Bank of America, N.A.	SAR	45,600	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.37 (pays annually	% )	4/11/26	(71,278)
Bank of America, N.A.	SAR	33,371	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.43 (pays annually	% )	5/10/26	(32,323)
Bank of America, N.A.	SAR	33,434	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.57 (pays annually	% )	5/23/26	(123,691)
BNP Paribas	INR	1,100,000	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.10 (pays semi-annually	% )	6/23/22	(114,740)
BNP Paribas	KRW	42,483,815	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	1.31 (pays quarterly	% )	10/7/21	1,189,761
BNP Paribas	KRW	6,695,245	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	1.83 (pays quarterly	% )	1/17/27	222,712

48	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)
BNP Paribas	KRW	4,737,825	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	1.92 (pays quarterly	% )	2/7/27	$117,176
BNP Paribas	KRW	4,552,195	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	1.79 (pays quarterly	% )	1/17/37	346,057
BNP Paribas	KRW	2,347,920	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	1.85 (pays quarterly	% )	2/7/37	154,860
BNP Paribas	KRW	6,949,400	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	2.03 (pays quarterly	% )	7/12/37	283,419
Citibank, N.A.	INR	830,800	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.14 (pays semi-annually	% )	6/29/22	(68,280)
Citibank, N.A.	INR	1,683,600	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.12 (pays semi-annually	% )	6/29/22	(155,297)
Citibank, N.A.	INR	3,572,200	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.18 (pays semi-annually	% )	6/30/22	(186,548)
Citibank, N.A.	KRW	40,771,523	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	1.40 (pays quarterly	% )	10/27/21	1,027,560
Citibank, N.A.	KRW	9,903,755	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	1.84 (pays quarterly	% )	1/17/27	325,620
Citibank, N.A.	KRW	5,623,300	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	2.03 (pays quarterly	% )	7/12/37	231,839
Deutsche Bank AG	INR	927,100	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.10 (pays semi-annually	% )	8/21/22	(109,264)
Deutsche Bank AG	SAR	100,650	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.03 (pays annually	% )	8/2/20	(385,079)
Deutsche Bank AG	SAR	183,300	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.09 (pays annually	% )	11/12/20	(1,894,595)
Deutsche Bank AG	SAR	78,019	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.64 (pays annually	% )	2/25/21	(249,444)
Deutsche Bank AG	SAR	65,016	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.76 (pays annually	% )	3/7/21	(285,313)
Goldman Sachs International	AED	21,502	Receives	3-month Emirates Interbank Offered Rate (pays quarterly)	2.50 (pays annually	% )	6/13/21	(28,441)
Goldman Sachs International	AED	21,500	Receives	3-month Emirates Interbank Offered Rate (pays quarterly)	2.51 (pays annually	% )	6/15/21	(29,040)
Goldman Sachs International	AED	21,503	Receives	3-month Emirates Interbank Offered Rate (pays quarterly)	2.52 (pays annually	% )	6/21/21	(30,794)
Goldman Sachs International	CLP	25,906,860	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	3.56 (pays semi-annually	% )	10/4/22	(224,215)
Goldman Sachs International	CLP	25,166,660	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	3.57 (pays semi-annually	% )	10/5/22	(234,216)
Goldman Sachs International	CLP	12,583,330	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	3.57 (pays semi-annually	% )	10/6/22	(116,027)
Goldman Sachs International	CLP	25,166,660	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	3.59 (pays semi-annually	% )	10/10/22	(260,756)
Goldman Sachs International	CLP	19,818,480	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	3.50 (pays semi-annually	% )	10/26/22	(48,666)
Goldman Sachs International	CLP	7,644,268	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	3.54 (pays semi-annually	% )	10/30/22	(38,587)

49	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)
Goldman Sachs International	ILS	134,768	Receives	3-month Tel Aviv Interbank Offered Rate (pays quarterly)	0.73 (pays annually	% )	9/1/21	$(360,199)
Goldman Sachs International	ILS	118,400	Receives	3-month Tel Aviv Interbank Offered Rate (pays quarterly)	0.74 (pays annually	% )	9/2/21	(326,743)
Goldman Sachs International	INR	914,286	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.10 (pays semi-annually	% )	6/15/22	(96,998)
Goldman Sachs International	INR	207,000	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.12 (pays semi-annually	% )	6/19/22	(20,216)
Goldman Sachs International	INR	1,559,500	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.16 (pays semi-annually	% )	6/29/22	(107,259)
Goldman Sachs International	INR	1,504,100	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.23 (pays semi-annually	% )	7/7/22	(32,918)
Goldman Sachs International	INR	3,750,000	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.24 (pays semi-annually	% )	10/25/22	(177,007)
Goldman Sachs International	KRW	7,299,300	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	2.03 (pays quarterly	% )	7/12/37	300,938
Goldman Sachs International	SAR	61,080	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.16 (pays annually	% )	8/3/20	179,094
Goldman Sachs International	SAR	60,729	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.35 (pays annually	% )	8/12/20	95,039
Goldman Sachs International	SAR	71,420	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.40 (pays annually	% )	8/17/20	82,823
Goldman Sachs International	SAR	75,641	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.40 (pays annually	% )	8/17/20	90,660
Goldman Sachs International	SAR	74,938	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.46 (pays annually	% )	8/19/20	59,881
Goldman Sachs International	SAR	53,447	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.41 (pays annually	% )	8/22/20	(350,438)
Goldman Sachs International	SAR	104,620	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.41 (pays annually	% )	8/22/20	(685,966)
Goldman Sachs International	SAR	126,102	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.26 (pays annually	% )	9/17/20	335,016
Goldman Sachs International	SAR	126,102	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.34 (pays annually	% )	9/21/20	262,865
Goldman Sachs International	SAR	74,490	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.56 (pays annually	% )	11/5/20	(362,668)
Goldman Sachs International	SAR	32,508	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.65 (pays annually	% )	2/23/21	(107,539)
Goldman Sachs International	SAR	43,163	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.64 (pays annually	% )	7/27/22	87,195
Goldman Sachs International	SAR	43,698	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	2.61 (pays annually	% )	7/30/22	107,660
Goldman Sachs International	SAR	72,091	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.46 (pays annually	% )	5/9/26	(124,515)
Goldman Sachs International	SAR	44,404	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.47 (pays annually	% )	5/18/26	(78,903)
Goldman Sachs International	SAR	79,780	Receives	3-month Saudi Riyal Interbank Offered Rate (pays quarterly)	3.71 (pays annually	% )	6/6/26	(513,673)

50	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	INR	54,622	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.16 (pays semi-annually	% )	6/21/22	$(4,046)
JPMorgan Chase Bank, N.A.	INR	940,000	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.22 (pays semi-annually	% )	7/6/22	(28,254)
JPMorgan Chase Bank, N.A.	NZD	11,000	Pays	3-month NZD Bank Bill (pays quarterly)	3.86 (pays semi-annually	% )	2/25/23	471,071
JPMorgan Chase Bank, N.A.	NZD	5,490	Pays	3-month NZD Bank Bill (pays quarterly)	4.06 (pays semi-annually	% )	6/4/23	317,126
Morgan Stanley & Co. International PLC	INR	1,606,600	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.22 (pays semi-annually	% )	7/11/22	(47,351)
Nomura International PLC	INR	2,300,000	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.12 (pays semi-annually	% )	6/27/22	(232,670)
Nomura International PLC	KRW	4,440,805	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	1.79 (pays quarterly	% )	1/17/37	337,589
Nomura International PLC	KRW	5,883,080	Receives	3-month Certificate of Deposit Rate (KWCDC) (pays quarterly)	1.84 (pays quarterly	% )	2/7/37	390,218
Standard Chartered Bank	INR	162,100	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.13 (pays semi-annually	% )	6/19/22	(14,743)
Standard Chartered Bank	INR	600,900	Pays	1-day Overnight Mumbai Interbank Offered Rate (pays semi-annually)	6.10 (pays semi-annually	% )	8/21/22	(72,999)

								$(1,232,098)

Centrally Cleared Credit Default Swaps — Sell Protection
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments	Net Unrealized Appreciation

Markit CDX Emerging Markets Index (CDX.EM.28.V1)	ICE Clear Credit	$1,000	1.00% (pays quarterly)(1)	12/20/22	1.74%	$(33,432)	$44,100	$10,668
Turkey	ICE Clear Credit	9,840	1.00% (pays quarterly)(1)	6/20/20	1.04	1,079	323,905	324,984

Total		$10,840				$(32,353)	$368,005	$335,652

Centrally Cleared Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Market Value	Unamortized Upfront Payments	Net Unrealized Appreciation (Depreciation)

Chile	ICE Clear Credit	$83,440	1.00% (pays quarterly)(1)	12/20/22	$(2,093,318)	$1,736,941	$(356,377)
Colombia	ICE Clear Credit	79,230	1.00% (pays quarterly)(1)	12/20/22	315,916	(1,026,845)	(710,929)
Colombia	ICE Clear Credit	60,800	1.00% (pays quarterly)(1)	12/20/27	5,197,265	(6,697,192)	(1,499,927)

51	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Centrally Cleared Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)†		Contract Annual Fixed Rate**	Termination Date	Market Value	Unamortized Upfront Payments	Net Unrealized Appreciation (Depreciation)

Malaysia	ICE Clear Credit		323,600	1.00% (pays quarterly)(1)	12/20/22	$(6,205,998)	$4,901,941	$(1,304,057)
Markit iTraxx Europe Subordinated Financials Index (ITRAXX.FINSR.28.V1)	ICE Clear Credit	EUR	197,060	1.00% (pays quarterly)(1)	12/20/22	(5,963,082)	5,199,707	(763,375)
Mexico	ICE Clear Credit		177,000	1.00% (pays quarterly)(1)	12/20/22	346,979	(1,216,827)	(869,848)
Qatar	ICE Clear Credit		136,303	1.00% (pays quarterly)(1)	12/20/22	(46,298)	8,841	(37,457)
Qatar	ICE Clear Credit		23,815	1.00% (pays quarterly)(1)	12/20/27	1,044,734	(1,072,518)	(27,784)
Qatar	ICE Clear Credit		57,454	1.00% (pays quarterly)(1)	12/20/27	2,409,330	(2,446,098)	(36,768)
Russia	ICE Clear Credit		161,013	1.00% (pays quarterly)(1)	12/20/22	2,008,208	(3,738,009)	(1,729,801)
South Africa	ICE Clear Credit		76,950	1.00% (pays quarterly)(1)	6/20/21	826,315	(5,456,621)	(4,630,306)
South Africa	ICE Clear Credit		10,300	1.00% (pays quarterly)(1)	12/20/27	1,455,710	(1,476,547)	(20,837)
South Africa	ICE Clear Credit		23,500	1.00% (pays quarterly)(1)	12/20/27	3,323,239	(3,444,186)	(120,947)
Spain	ICE Clear Credit		10,730	1.00% (pays quarterly)(1)	12/20/22	(190,508)	325,484	134,976

Total						$2,428,492	$(14,401,929)	$(11,973,437)

†	Notional amount is stated in USD unless otherwise noted.

Credit Default Swaps — Sell Protection
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments Received	Net Unrealized Appreciation

Cyprus	Goldman Sachs International	$3,268	1.00 (pays quarterly	% )(1)	6/20/21	1.80%	$(85,280)	$187,953	$102,673
Cyprus	Goldman Sachs International	5,000	1.00 (pays quarterly	% )(1)	12/20/21	1.87	(161,462)	224,279	62,817
Turkey	BNP Paribas	11,545	1.00 (pays quarterly	% )(1)	6/20/20	1.04	1,266	393,370	394,636
Turkey	BNP Paribas	13,400	1.00 (pays quarterly	% )(1)	9/20/20	1.11	(24,928)	597,275	572,347
Turkey	BNP Paribas	9,935	1.00 (pays quarterly	% )(1)	12/20/20	1.16	(37,617)	350,544	312,927
Turkey	BNP Paribas	19,643	1.00 (pays quarterly	% )(1)	12/20/22	1.84	(758,423)	731,624	(26,799)
Turkey	BNP Paribas	28,837	1.00 (pays quarterly	% )(1)	12/20/26	2.67	(3,558,733)	4,403,806	845,073
Turkey	BNP Paribas	27,684	1.00 (pays quarterly	% )(1)	12/20/26	2.67	(3,416,384)	4,227,654	811,270

52	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Sell Protection (continued)
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments Received	Net Unrealized Appreciation
Turkey	Goldman Sachs International	$14,470	1.00 (pays quarterly	% )(1)	6/20/20	1.04%	$1,587	$406,392	$407,979
Turkey	Goldman Sachs International	11,535	1.00 (pays quarterly	% )(1)	12/20/26	2.67	(1,423,493)	1,772,054	348,561
Turkey	Goldman Sachs International	32,257	1.00 (pays quarterly	% )(1)	12/20/27	2.78	(4,551,538)	4,770,303	218,765
Turkey	JPMorgan Chase Bank, N.A.	12,290	1.00 (pays quarterly	% )(1)	6/20/20	1.04	1,348	407,460	408,808
Turkey	Morgan Stanley & Co. International PLC	4,300	1.00 (pays quarterly	% )(1)	9/20/18	0.54	22,531	19,561	42,092
Turkey	Nomura International PLC	8,100	1.00 (pays quarterly	% )(1)	6/20/20	1.04	888	238,629	239,517

Total		$202,264					$(13,990,238)	$18,730,904	$4,740,666

Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Bulgaria	BNP Paribas	$2,009	1.00 (pays quarterly	% )(1)	6/20/18	$(13,377)	$(1,462)	$(14,839)
Bulgaria	BNP Paribas	3,100	1.00 (pays quarterly	% )(1)	9/20/18	(26,454)	(5,198)	(31,652)
Bulgaria	BNP Paribas	2,160	1.00 (pays quarterly	% )(1)	12/20/18	(22,416)	(5,091)	(27,507)
China	JPMorgan Chase Bank, N.A.	10,200	1.00 (pays quarterly	% )(1)	3/20/18	(47,835)	12,008	(35,827)
Croatia	BNP Paribas	2,000	1.00 (pays quarterly	% )(1)	12/20/17	(4,699)	(3,615)	(8,314)
Croatia	BNP Paribas	3,960	1.00 (pays quarterly	% )(1)	6/20/18	(26,174)	(39,854)	(66,028)
Croatia	BNP Paribas	915	1.00 (pays quarterly	% )(1)	3/20/20	(13,480)	(36,010)	(49,490)
Croatia	Citibank, N.A.	1,500	1.00 (pays quarterly	% )(1)	12/20/17	(3,525)	(2,679)	(6,204)
Croatia	Citibank, N.A.	5,000	1.00 (pays quarterly	% )(1)	12/20/17	(11,748)	(9,137)	(20,885)
Croatia	Citibank, N.A.	1,913	1.00 (pays quarterly	% )(1)	3/20/18	(8,535)	(13,440)	(21,975)
Croatia	Citibank, N.A.	930	1.00 (pays quarterly	% )(1)	6/20/18	(6,147)	(9,522)	(15,669)
Croatia	Citibank, N.A.	1,270	1.00 (pays quarterly	% )(1)	6/20/18	(8,394)	(15,140)	(23,534)

53	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
Croatia	Citibank, N.A.	$5,580	1.00 (pays quarterly	% )(1)	6/20/18	$(36,882)	$(65,682)	$(102,564)
Croatia	Citibank, N.A.	400	1.00 (pays quarterly	% )(1)	3/20/20	(5,893)	(14,300)	(20,193)
Croatia	Citibank, N.A.	156	1.00 (pays quarterly	% )(1)	6/20/20	(2,271)	(5,918)	(8,189)
Croatia	Citibank, N.A.	1,210	1.00 (pays quarterly	% )(1)	6/20/20	(17,639)	(47,081)	(64,720)
Croatia	Goldman Sachs International	2,000	1.00 (pays quarterly	% )(1)	12/20/17	(4,699)	(3,581)	(8,280)
Croatia	Goldman Sachs International	3,000	1.00 (pays quarterly	% )(1)	3/20/19	(33,986)	(59,874)	(93,860)
Croatia	Goldman Sachs International	2,670	1.00 (pays quarterly	% )(1)	3/20/20	(39,336)	(94,241)	(133,577)
Croatia	Goldman Sachs International	4,150	1.00 (pays quarterly	% )(1)	3/20/20	(61,141)	(146,628)	(207,769)
Croatia	Goldman Sachs International	2,100	1.00 (pays quarterly	% )(1)	6/20/20	(30,613)	(81,984)	(112,597)
Croatia	HSBC Bank USA, N.A.	2,822	1.00 (pays quarterly	% )(1)	3/20/18	(12,591)	(19,826)	(32,417)
Croatia	JPMorgan Chase Bank, N.A.	1,533	1.00 (pays quarterly	% )(1)	6/20/18	(10,133)	(18,290)	(28,423)
Croatia	Morgan Stanley & Co. International PLC	1,385	1.00 (pays quarterly	% )(1)	12/20/17	(3,254)	(2,399)	(5,653)
Croatia	Morgan Stanley & Co. International PLC	1,595	1.00 (pays quarterly	% )(1)	12/20/17	(3,748)	(2,955)	(6,703)
Croatia	Morgan Stanley & Co. International PLC	2,500	1.00 (pays quarterly	% )(1)	12/20/17	(5,874)	(4,539)	(10,413)
Croatia	Morgan Stanley & Co. International PLC	2,500	1.00 (pays quarterly	% )(1)	12/20/17	(5,874)	(4,627)	(10,501)
Croatia	Morgan Stanley & Co. International PLC	1,266	1.00 (pays quarterly	% )(1)	3/20/18	(5,648)	(8,980)	(14,628)
Croatia	Morgan Stanley & Co. International PLC	3,063	1.00 (pays quarterly	% )(1)	3/20/18	(13,666)	(19,572)	(33,238)
Croatia	Morgan Stanley & Co. International PLC	1,163	1.00 (pays quarterly	% )(1)	6/20/18	(7,687)	(14,482)	(22,169)
Croatia	Morgan Stanley & Co. International PLC	2,500	1.00 (pays quarterly	% )(1)	6/20/18	(16,524)	(28,511)	(45,035)
Croatia	Morgan Stanley & Co. International PLC	2,745	1.00 (pays quarterly	% )(1)	6/20/18	(18,144)	(34,993)	(53,137)
Croatia	Nomura International PLC	6,600	1.00 (pays quarterly	% )(1)	3/20/18	(29,447)	(33,421)	(62,868)
Lebanon	Bank of America, N.A.	3,100	1.00 (pays quarterly	% )(1)	6/20/22	428,123	(424,525)	3,598
Lebanon	Bank of America, N.A.	4,190	1.00 (pays quarterly	% )(1)	12/20/22	659,281	(645,059)	14,222
Lebanon	Barclays Bank PLC	5,300	1.00 (pays quarterly	% )(1)	12/20/22	833,936	(801,690)	32,246

54	See Notes to Consolidated Financial Statements.

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October 31, 2017

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
Lebanon	Barclays Bank PLC	$5,000	1.00 (pays quarterly	% )(1)	12/20/27	$1,399,912	$(1,447,892)	$(47,980)
Lebanon	Deutsche Bank AG	5,130	1.00 (pays quarterly	% )(1)	3/20/18	14,263	(54,738)	(40,475)
Lebanon	Deutsche Bank AG	5,130	1.00 (pays quarterly	% )(1)	3/20/18	14,263	(54,757)	(40,494)
Lebanon	Goldman Sachs International	3,450	5.00 (pays quarterly	% )(1)	12/20/18	(122,390)	40,847	(81,543)
Lebanon	Goldman Sachs International	3,722	5.00 (pays quarterly	% )(1)	12/20/18	(132,039)	47,646	(84,393)
Lebanon	JPMorgan Chase Bank, N.A.	1,300	5.00 (pays quarterly	% )(1)	12/20/17	(12,984)	1,134	(11,850)
Oman	Bank of America, N.A.	17,964	1.00 (pays quarterly	% )(1)	6/20/22	673,027	(831,534)	(158,507)
Oman	Bank of America, N.A.	14,372	1.00 (pays quarterly	% )(1)	12/20/22	753,701	(810,863)	(57,162)
Poland	Bank of America, N.A.	5,200	1.00 (pays quarterly	% )(1)	9/20/19	(90,520)	32,894	(57,626)
Poland	Barclays Bank PLC	6,320	1.00 (pays quarterly	% )(1)	9/20/18	(59,956)	26,795	(33,161)
Poland	Barclays Bank PLC	3,164	1.00 (pays quarterly	% )(1)	9/20/19	(55,078)	21,171	(33,907)
Qatar	Bank of America, N.A.	540	1.00 (pays quarterly	% )(1)	6/20/19	(4,902)	4,441	(461)
Qatar	Bank of America, N.A.	540	1.00 (pays quarterly	% )(1)	6/20/19	(4,902)	4,184	(718)
Qatar	Barclays Bank PLC	9,791	1.00 (pays quarterly	% )(1)	12/20/18	(74,232)	36,398	(37,834)
Qatar	Barclays Bank PLC	1,200	1.00 (pays quarterly	% )(1)	3/20/19	(9,990)	5,114	(4,876)
Qatar	Barclays Bank PLC	7,680	1.00 (pays quarterly	% )(1)	9/20/23	52,534	3,898	56,432
Qatar	Barclays Bank PLC	3,600	1.00 (pays quarterly	% )(1)	9/20/23	24,625	10,240	34,865
Qatar	BNP Paribas	539	1.00 (pays quarterly	% )(1)	6/20/19	(4,893)	3,133	(1,760)
Qatar	Citibank, N.A.	2,020	1.00 (pays quarterly	% )(1)	6/20/19	(18,337)	15,369	(2,968)
Qatar	Deutsche Bank AG	539	1.00 (pays quarterly	% )(1)	6/20/19	(4,893)	2,953	(1,940)
Qatar	Deutsche Bank AG	1,740	1.00 (pays quarterly	% )(1)	6/20/19	(15,795)	9,533	(6,262)
Qatar	Goldman Sachs International	1,660	1.00 (pays quarterly	% )(1)	3/20/19	(13,819)	8,191	(5,628)
Qatar	Goldman Sachs International	3,330	1.00 (pays quarterly	% )(1)	3/20/19	(27,721)	13,831	(13,890)
Qatar	Goldman Sachs International	1,360	1.00 (pays quarterly	% )(1)	12/20/20	(15,146)	(20,145)	(35,291)

55	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
Qatar	Goldman Sachs International	$7,960	1.00 (pays quarterly	% )(1)	12/20/20	$(88,648)	$(80,210)	$(168,858)
Qatar	Goldman Sachs International	2,100	1.00 (pays quarterly	% )(1)	12/20/23	19,237	(4,402)	14,835
Qatar	Goldman Sachs International	1,730	1.00 (pays quarterly	% )(1)	9/20/24	27,655	1,020	28,675
Qatar	JPMorgan Chase Bank, N.A.	580	1.00 (pays quarterly	% )(1)	3/20/19	(4,828)	2,701	(2,127)
Qatar	JPMorgan Chase Bank, N.A.	510	1.00 (pays quarterly	% )(1)	6/20/19	(4,630)	4,200	(430)
Qatar	JPMorgan Chase Bank, N.A.	1,032	1.00 (pays quarterly	% )(1)	6/20/19	(9,368)	6,323	(3,045)
Qatar	JPMorgan Chase Bank, N.A.	1,520	1.00 (pays quarterly	% )(1)	6/20/19	(13,798)	8,084	(5,714)
Qatar	Nomura International PLC	620	1.00 (pays quarterly	% )(1)	3/20/19	(5,161)	2,640	(2,521)
Qatar	Nomura International PLC	1,540	1.00 (pays quarterly	% )(1)	3/20/19	(12,820)	6,765	(6,055)
Qatar	Nomura International PLC	5,380	1.00 (pays quarterly	% )(1)	9/20/24	86,001	12,698	98,699
Qatar	UBS AG	5,500	1.00 (pays quarterly	% )(1)	12/20/23	50,382	(11,684)	38,698
South Africa	Bank of America, N.A.	5,000	1.00 (pays quarterly	% )(1)	9/20/22	165,982	(182,988)	(17,006)
South Africa	Bank of America, N.A.	14,640	1.00 (pays quarterly	% )(1)	9/20/22	485,994	(506,702)	(20,708)
South Africa	Bank of America, N.A.	7,500	1.00 (pays quarterly	% )(1)	9/20/22	248,973	(361,705)	(112,732)
South Africa	Bank of America, N.A.	26,320	1.00 (pays quarterly	% )(1)	9/20/22	873,727	(1,008,866)	(135,139)
South Africa	Barclays Bank PLC	3,100	1.00 (pays quarterly	% )(1)	9/20/22	102,909	(128,366)	(25,457)
South Africa	BNP Paribas	3,100	1.00 (pays quarterly	% )(1)	9/20/22	102,909	(131,889)	(28,980)
South Africa	BNP Paribas	2,940	1.00 (pays quarterly	% )(1)	12/20/25	306,023	(400,995)	(94,972)
South Africa	BNP Paribas	13,330	1.00 (pays quarterly	% )(1)	12/20/25	1,387,511	(2,020,208)	(632,697)
South Africa	BNP Paribas	15,990	1.00 (pays quarterly	% )(1)	12/20/25	1,664,388	(2,424,742)	(760,354)
South Africa	BNP Paribas	26,186	1.00 (pays quarterly	% )(1)	12/20/25	2,725,683	(3,799,926)	(1,074,243)
South Africa	Credit Suisse International	3,700	1.00 (pays quarterly	% )(1)	9/20/22	122,826	(185,288)	(62,462)
South Africa	Deutsche Bank AG	4,860	1.00 (pays quarterly	% )(1)	9/20/22	161,334	(233,943)	(72,609)
South Africa	Deutsche Bank AG	5,700	1.00 (pays quarterly	% )(1)	9/20/22	189,219	(273,202)	(83,983)

56	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
South Africa	Goldman Sachs International	$3,070	1.00 (pays quarterly	% )(1)	9/20/22	$101,913	$(143,216)	$(41,303)
South Africa	Goldman Sachs International	15,000	1.00 (pays quarterly	% )(1)	9/20/22	497,945	(722,448)	(224,503)
South Africa	Goldman Sachs International	2,647	1.00 (pays quarterly	% )(1)	12/20/22	100,881	(131,998)	(31,117)
South Africa	HSBC Bank USA, N.A.	2,500	1.00 (pays quarterly	% )(1)	12/20/22	95,278	(119,719)	(24,441)
South Africa	HSBC Bank USA, N.A.	7,120	1.00 (pays quarterly	% )(1)	12/20/22	271,353	(323,560)	(52,207)
South Africa	Nomura International PLC	1,000	1.00 (pays quarterly	% )(1)	9/20/22	33,196	(37,866)	(4,670)
South Africa	Nomura International PLC	7,571	1.00 (pays quarterly	% )(1)	12/20/22	288,541	(371,561)	(83,020)
Spain	Bank of America, N.A.	2,400	1.00 (pays quarterly	% )(1)	9/20/20	(51,779)	(77,145)	(128,924)
Spain	Barclays Bank PLC	2,421	1.00 (pays quarterly	% )(1)	9/20/20	(52,232)	(68,179)	(120,411)
Spain	Barclays Bank PLC	1,100	1.00 (pays quarterly	% )(1)	12/20/20	(25,167)	(35,105)	(60,272)
Spain	Barclays Bank PLC	3,900	1.00 (pays quarterly	% )(1)	12/20/20	(89,227)	(126,807)	(216,034)
Spain	Barclays Bank PLC	3,200	1.00 (pays quarterly	% )(1)	12/20/20	(73,212)	(149,230)	(222,442)
Spain	Barclays Bank PLC	5,000	1.00 (pays quarterly	% )(1)	6/20/21	(124,613)	(179,539)	(304,152)
Spain	Barclays Bank PLC	5,000	1.00 (pays quarterly	% )(1)	6/20/21	(124,613)	(202,236)	(326,849)
Spain	Barclays Bank PLC	5,000	1.00 (pays quarterly	% )(1)	3/20/22	(137,583)	(435,385)	(572,968)
Spain	Credit Suisse International	2,200	1.00 (pays quarterly	% )(1)	3/20/21	(52,566)	(115,474)	(168,040)
Spain	Credit Suisse International	5,000	1.00 (pays quarterly	% )(1)	6/20/21	(124,613)	(196,031)	(320,644)
Spain	Deutsche Bank AG	3,500	1.00 (pays quarterly	% )(1)	12/20/20	(80,075)	(130,514)	(210,589)
Thailand	Citibank, N.A.	6,900	1.00 (pays quarterly	% )(1)	3/20/18	(32,421)	251	(32,170)

Total						$12,630,740	$(20,920,902)	$(8,290,162)

*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2017, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $213,104,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

***

Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront

57	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Total Return Swaps
Counterparty	Notional Amount (000’s omitted)	Portfolio Receives	Portfolio Pays	Termination Date	Net Unrealized Appreciation

Citibank, N.A.	KRW 68,750	Positive Return on KOSPI 200 Index Futures 12/2017 (pays upon termination)	Negative Return on KOSPI 200 Index Futures 12/2017 (pays upon termination)	12/14/17	$258,493
Citibank, N.A.	LKR 1,200,000	Total Return on Sri Lanka Government Bond, 11.50% due 12/15/21 (pays semi-annually)	6-month USD-LIBOR-BBA + 115 bp on $8,023,055 (Notional Amount) (pays semi-annually) plus Notional Amount at termination date	12/17/21	456,424
Goldman Sachs International	EGP 169,075	Total Return on Egypt Treasury Bill, 0.00% due 1/23/18 (pays upon termination)	3-month USD-LIBOR-BBA + 75 bp on $6,407,181 (Notional Amount) (pays upon termination) plus Notional Amount at termination date	1/23/18	651,666

					$1,366,583

Cross-Currency Swaps
Counterparty	Portfolio Receives*	Portfolio Pays*	Termination Date	Net Unrealized Appreciation (Depreciation)

BNP Paribas	6-month USD-LIBOR-BBA on USD 21,050,185 (pays semi-annually) plus KRW 23,866,700,000	1.10% on KRW 23,866,700,000 (pays semi-annually) plus USD 21,050,185	3/2/20	$(106,015)
BNP Paribas	6-month USD-LIBOR-BBA on USD 15,735,726 (pays semi-annually) plus KRW 18,214,100,000	1.19% on KRW 18,214,100,000 (pays semi-annually) plus USD 15,735,726	3/8/20	(449,024)
BNP Paribas	6-month USD-LIBOR-BBA on USD 21,119,874 (pays semi-annually) plus KRW 23,521,200,000	1.23% on KRW 23,521,200,000 (pays semi-annually) plus USD 21,119,874	3/31/20	208,058
BNP Paribas	6-month USD-LIBOR-BBA on USD 12,203,046 (pays semi-annually) plus KRW 13,849,000,000	1.18% on KRW 13,849,000,000 (pays semi-annually) plus USD 12,203,046	4/20/20	(92,279)

				$(439,260)

58	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

Cross-Currency Swaps (continued)
Counterparty	Portfolio Receives Fixed Rate on Notional Amount (000’s omitted)	Portfolio Pays Floating Rate on Notional Amount (000’s omitted)	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)

Goldman Sachs International	CLF 272	CLP 7,239,753	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	0.95 (pays semi-annually	% )	10/28/22	$40,998
Goldman Sachs International	CLF 679	CLP 18,104,045	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	0.91 (pays semi-annually	)	10/26/22	42,017
Goldman Sachs International	CLF 453	CLP 12,090,217	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	0.90 (pays semi-annually	)	10/6/22	9,414
Goldman Sachs International	CLF 907	CLP 24,178,821	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	0.90 (pays semi-annually	)	10/5/22	17,905
Goldman Sachs International	CLF 907	CLP 24,177,216	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	0.89 (pays semi-annually	)	10/4/22	(11,422)
Goldman Sachs International	CLF 907	CLP 24,186,773	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	0.92 (pays semi-annually	)	10/11/22	61,321

							$160,233

							$(279,027)

*	The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

Abbreviations:

LIBOR	–	London Interbank Offered Rate

Currency Abbreviations:

AED	–	United Arab Emirates Dirham
ARS	–	Argentine Peso
AUD	–	Australian Dollar
BHD	–	Bahraini Dinar
CAD	–	Canadian Dollar
CHF	–	Swiss Franc
CLF	–	Chilean Unidad de Fomento
CLP	–	Chilean Peso
CNH	–	Yuan Renminbi Offshore
COP	–	Colombian Peso
CZK	–	Czech Koruna
DOP	–	Dominican Peso
EGP	–	Egyptian Pound
EUR	–	Euro
GBP	–	British Pound Sterling
GEL	–	Georgian Lari
HUF	–	Hungarian Forint

IDR	–	Indonesian Rupiah
ILS	–	Israeli Shekel
INR	–	Indian Rupee
ISK	–	Icelandic Krona
JPY	–	Japanese Yen
KRW	–	South Korean Won
KZT	–	Kazakhstani Tenge
LKR	–	Sri Lankan Rupee
MAD	–	Moroccan Dirham
MXN	–	Mexican Peso
NGN	–	Nigerian Naira
NZD	–	New Zealand Dollar
OMR	–	Omani Rial
PEN	–	Peruvian Sol
PHP	–	Philippine Peso
PLN	–	Polish Zloty
RSD	–	Serbian Dinar

59	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Portfolio of Investments — continued

RUB	–	Russian Ruble
SAR	–	Saudi Riyal
SEK	–	Swedish Krona
SGD	–	Singapore Dollar

THB	–	Thai Baht
UGX	–	Ugandan Shilling
USD	–	United States Dollar
UYU	–	Uruguayan Peso

60	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2017
Unaffiliated investments, at value (identified cost, $3,260,344,019)	$3,383,348,977
Affiliated investment, at value (identified cost, $721,282,116)	721,282,116
Cash	6,361,473
Deposits for derivatives collateral —
Financial futures contracts	12,386,683
Centrally cleared swap contracts	81,238,750
OTC derivatives	23,034,193
Foreign currency, at value (identified cost, $42,892,525)	42,771,112
Interest and dividends receivable	48,070,200
Dividends receivable from affiliated investment	512,619
Receivable for investments sold	18,790,034
Receivable for variation margin on open centrally cleared swap contracts	3,143,332
Receivable for open forward foreign currency exchange contracts	77,569,278
Receivable for open forward volatility agreements	33,140
Receivable for open swap contracts	15,947,096
Premium paid on open non-centrally cleared swap contracts	21,265,364
Tax reclaims receivable	23,888
Other assets	2,159,466
Total assets	$4,457,937,721

Liabilities
Cash collateral due to brokers	$23,034,193
Payable for reverse repurchase agreements, including accrued interest of $141,861	181,166,689
Written options outstanding, at value (premiums received, $3,086,980)	257,338
Payable for investments purchased	67,106,945
Payable for securities sold short, at value (proceeds, $5,136,150)	5,061,388
Payable for variation margin on open futures contracts	1,008,917
Payable for open forward foreign currency exchange contracts	64,230,143
Payable for open forward volatility agreements	576,305
Payable for open swap contracts	18,285,022
Payable for premiums on swap contracts	5,763,320
Premium received on open non-centrally cleared swap contracts	19,075,366
Payable to affiliates:
Investment adviser fee	2,494,202
Trustees’ fees	8,625
Interest payable on securities sold short	56,030
Accrued foreign capital gains taxes	532,982
Accrued expenses and other liabilities	1,300,887
Total liabilities	$389,958,352
Net Assets applicable to investors’ interest in Portfolio	$4,067,979,369

Sources of Net Assets
Investors’ capital	$3,964,532,808
Net unrealized appreciation	103,446,561
Total	$4,067,979,369

61	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2017
Interest (net of foreign taxes, $1,605,018)	$139,025,622
Dividends (net of foreign taxes, $300,483)	1,799,158
Dividends from affiliated investment	3,095,985
Total investment income	$143,920,765

Expenses
Investment adviser fee	$23,876,386
Trustees’ fees and expenses	104,345
Custodian fee	2,162,119
Legal and accounting services	798,224
Interest expense and fees	1,253,810
Interest expense on securities sold short	290,334
Miscellaneous	243,460
Total expenses	$28,728,678

Net investment income	$115,192,087

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $408,517)	$46,780,336
Investment transactions — affiliated investment	18,182
Written options	10,114,627
Securities sold short	(234,489)
Futures contracts	(18,666,631)
Swap contracts	(23,125,840)
Forward commodity contracts	(1,151,255)
Foreign currency transactions	(1,064,628)
Forward foreign currency exchange contracts	(9,489,745)
Non-deliverable bond forward contracts	(109,617)
Net realized gain	$3,070,940
Change in unrealized appreciation (depreciation) —
Investments (including net increase in accrued foreign capital gains taxes of $406,381)	$70,918,699
Investments — affiliated investment	(42,255)
Written options	2,551,347
Securities sold short	(90,614)
Futures contracts	(12,206,148)
Swap contracts	(57,629,697)
Forward commodity contracts	1,151,255
Forward volatility agreements	(543,165)
Foreign currency	3,806,317
Forward foreign currency exchange contracts	8,449,233
Net change in unrealized appreciation (depreciation)	$16,364,972

Net realized and unrealized gain	$19,435,912

Net increase in net assets from operations	$134,627,999

62	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$115,192,087	$102,692,436
Net realized gain (loss)	3,070,940	(114,322,055)
Net change in unrealized appreciation (depreciation)	16,364,972	164,252,098
Net increase in net assets from operations	$134,627,999	$152,622,479
Capital transactions —
Contributions	$1,938,715,733	$613,845,723
Withdrawals	(265,577,214)	(385,263,746)
Net increase in net assets from capital transactions	$1,673,138,519	$228,581,977

Net increase in net assets	$1,807,766,518	$381,204,456

Net Assets
At beginning of year	$2,260,212,851	$1,879,008,395
At end of year	$4,067,979,369	$2,260,212,851

63	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Consolidated Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2017	2016		2015	2014	2013
Ratios (as a percentage of average daily net assets):
Expenses(1)(2)	1.13%	1.10%		1.14%	1.28%	1.53%
Net investment income	4.54%	5.09%		5.53%	4.58%	3.41%
Portfolio Turnover	76%	97%		75%	116%	65%

Total Return	5.65%	7.79	%(3)	3.36%	6.99%	(1.50)%

Net assets, end of year (000’s omitted)	$4,067,979	$2,260,213		$1,879,008	$1,510,154	$1,731,630

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(2)

Includes interest and dividend expense, primarily on securities sold short and reverse repurchase agreements, of 0.06%, 0.03%, 0.03%, 0.14% and 0.42% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.

(3)

During the year ended October 31, 2016, the investment adviser reimbursed the Portfolio for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement had no effect on total return for the year ended October 31, 2016.

64	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Global Macro Absolute Return Advantage Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2017, Eaton Vance Global Macro Absolute Return Advantage Fund, Eaton Vance Short Duration Strategic Income Fund, Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund, Eaton Vance Commodity Strategy Fund, Eaton Vance Multi-Strategy Absolute Return Fund and Eaton Vance Multi-Strategy All Market Fund held an interest of 87.7%, 10.8%, 1.0%, 0.3%, 0.2% and less than 0.05%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GMAP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2017 were $13,936,226 or 0.3% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority. Non U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued at the price provided by the exchange on which they are traded or if unavailable, by a third party pricing service based on an interpolation of the forward rates. Forward volatility agreements are valued by a third party pricing service using techniques that consider factors including the volatility of the underlying instrument and the period of time until expiration. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Total return swaps are valued using valuations provided by a third party pricing service based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

65

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October 31, 2017

Notes to Consolidated Financial Statements — continued

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Consolidated Portfolio of Investments.

66

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Notes to Consolidated Financial Statements — continued

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, index, commodity or currency, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange, Non-Deliverable Bond Forward and Forward Commodity Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase or sale of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Unrealized and realized gains and losses on forward commodity contracts, which are entered into for the purchase or sale of a specific commodity at a fixed price on a future date, are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

M  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

67

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Notes to Consolidated Financial Statements — continued

Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

N  Inflation Swaps — Pursuant to inflation swap agreements, the Portfolio either makes floating-rate payments based on a benchmark index in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates or the index.

O  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

P  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 9. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

Q  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

R  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the

68

Global Macro Absolute Return Advantage Portfolio

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Notes to Consolidated Financial Statements — continued

amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

S  Forward Volatility Agreements — Forward volatility agreements are transactions in which two parties agree to the purchase or sale of an option straddle on an underlying exchange rate at the expiration of the agreement. The strike volatility rate is determined at the trade date. At expiration, the amount settled is determined based on the Black Scholes formula, the then current spot exchange rate, interest rates, and the agreed upon implied volatility. Changes in the value of the forward volatility agreement are recorded as unrealized gains or losses. The primary risk associated with forward volatility agreements is the change in the volatility of the underlying exchange rate.

T  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

U  Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked-to-market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

V  Reverse Repurchase Agreements — Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Portfolio may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Portfolio retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Portfolio may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Portfolio segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Portfolio may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Portfolio may be delayed or the Portfolio may incur a loss equal to the amount by which the value of the security transferred by the Portfolio exceeds the repurchase price payable by the Portfolio.

W  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. When making a short sale, the Portfolio segregates liquid assets with the custodian equal to its obligations under the short sale. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.

X  Stripped Mortgage-Backed Securities — The Portfolio may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

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2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 1.00% of its respective average daily net assets up to $500 million, 0.95% from $500 million but less than $1 billion, 0.925% from $1 billion but less than $2.5 billion, 0.90% from $2.5 billion but less than $5 billion, and 0.88% of average daily net assets of $5 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2017, the Portfolio’s investment adviser fee amounted to $23,876,386 or 0.94% of the Portfolio’s consolidated average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and securities sold short, for the year ended October 31, 2017 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$2,074,823,983	$1,478,910,001
U.S. Government and Agency Securities	31,578,627	40,878,131

	$2,106,402,610	$1,519,788,132

Sales of the Portfolio include proceeds of $83,097,371 from the sale of securities by the Portfolio to investment companies or accounts advised by EVM or its affiliates that resulted in a net realized gain of $631,921.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio, including open derivative contracts and the Portfolio’s investment in the Subsidiary, at October 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$4,081,598,395

Gross unrealized appreciation	$140,513,393
Gross unrealized depreciation	(159,482,139)

Net unrealized depreciation	$(18,968,746)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward commodity contracts, forward foreign currency exchange contracts, non-deliverable bond forward contracts, futures contracts, forward volatility agreements and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2017 is included in the Consolidated Portfolio of Investments. At October 31, 2017, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity Risk:  The Portfolio invests in commodities-linked derivative instruments, including commodity futures contracts and options thereon and forward commodity contracts, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative instruments are used to enhance total return and/or as a substitute for the purchase or sale of commodities.

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Notes to Consolidated Financial Statements — continued

Credit Risk:  The Portfolio enters into credit default swap contracts to manage certain investment risks and/or to enhance total return.

Equity Price Risk:  The Portfolio enters into options on equity indices, equity index futures contracts and options thereon and total return swaps to enhance total return and/or to manage certain investment risks.

Foreign Exchange Risk:  The Portfolio engages in forward foreign currency exchange contracts, forward volatility agreements, currency options, total return swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk:  The Portfolio utilizes various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps and swaptions, inflation swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2017, the fair value of derivatives with credit-related contingent features in a net liability position was $91,060,220. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $25,243,179 at October 31, 2017.

The OTC derivatives in which the Portfolio invests (except for written options as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio (and Subsidiary) and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2017 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2017. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2017 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total

Unaffiliated investments, at value	$—	$—	$2,482,239	$1,814,882	$0	$4,297,121
Net unrealized appreciation*	—	470,628	—	—	11,522,678	11,993,306
Receivable for open forward foreign currency exchange contracts	—	—	—	77,569,278	—	77,569,278
Receivable/Payable for open swap contracts; Premium paid/received on open non-centrally cleared swap contracts	—	14,991,145	258,493	1,108,090	9,490,778	25,848,506

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	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total
Receivable for open forward volatility agreements	$—	$—	$—	$33,140	$—	$33,140

Total Asset Derivatives	$—	$15,461,773	$2,740,732	$80,525,390	$21,013,456	$119,741,351

Derivatives not subject to master netting or similar agreements	$—	$470,628	$—	$—	$11,522,678	$11,993,306

Total Asset Derivatives subject to master netting or similar agreements	$—	$14,991,145	$2,740,732	$80,525,390	$9,490,778	$107,748,045

Written options outstanding, at value	$—	$—	$—	$(257,338)	$—	$(257,338)
Net unrealized appreciation*	(2,206,569)	(12,108,413)	(811,797)	—	(32,550,604)	(47,677,383)
Payable for open forward foreign currency exchange contracts	—	—	—	(64,230,143)	—	(64,230,143)
Payable/Receivable for open swap contracts; Premium paid/received on open non-centrally cleared swap contracts	—	(16,350,643)	—	—	(9,645,791)	(25,996,434)
Payable for open forward volatility agreements	—	—	—	(576,305)	—	(576,305)

Total Liability Derivatives	$(2,206,569)	$(28,459,056)	$(811,797)	$(65,063,786)	$(42,196,395)	$(138,737,603)

Derivatives not subject to master netting or similar agreements	$(2,206,569)	$(12,108,413)	$(811,797)	$—	$(32,550,604)	$(47,677,383)

Total Liability Derivatives subject to master netting or similar agreements	$—	$(16,350,643)	$—	$(65,063,786)	$(9,645,791)	$(91,060,220)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts and centrally cleared swap contracts. Only the current day’s variation margin on open futures contracts and centrally cleared swap contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared swap contracts, as applicable.

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio (and Subsidiary) for such assets and pledged by the Portfolio (and Subsidiary) for such liabilities as of October 31, 2017.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received

Australia and New Zealand Banking Group Limited	$899,542	$(88,575)	$—	$(810,967)	$—	$870,000
Bank of America, N.A.	7,003,602	(1,398,905)	(5,604,697)	—	—	1,389
Barclays Bank PLC	2,575,777	(825,903)	—	(1,749,874)	—	2,004,000
BNP Paribas	15,150,993	(15,150,993)	—	—	—	—
Citibank, N.A.	6,578,573	(4,718,790)	—	(480,000)	1,379,783	480,000
Credit Agricole Corporate and Investment Bank	505,645	(258,435)	—	(247,210)	—	310,000
Credit Suisse International	6,145,610	(224,488)	(4,362,379)	(1,558,743)	—	2,440,000

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Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received
Deutsche Bank AG	$9,337,908	$(9,337,908)	$—	$—	$—	$—
Goldman Sachs International	18,103,949	(18,103,949)	—	—	—	—
HSBC Bank USA, N.A.	4,195,591	(757,781)	(3,414,801)	(8,804)	14,205	8,804
JPMorgan Chase Bank, N.A.	16,673,641	(6,141,667)	—	(10,520,000)	11,974	10,520,000
Morgan Stanley & Co. International PLC	22,531	(22,531)	—	—	—	20,000
Nomura International PLC	1,360,705	(402,138)	(901,026)	—	57,541	—
Société Générale	267,354	—	—	(267,354)	—	370,000
Standard Chartered Bank	13,967,150	(6,010,196)	—	(6,010,000)	1,946,954	6,010,000
State Street Bank and Trust Company	71,886	—	—	—	71,886	—
The Toronto-Dominion Bank	140,926	—	(140,926)	—	—	—
UBS AG	4,383,189	(1,703,737)	—	—	2,679,452	—
VTB Capital PLC	363,473	—	—	—	363,473	—

	$107,748,045	$(65,145,996)	$(14,423,829)	$(21,652,952)	$6,525,268	$23,034,193

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged

Australia and New Zealand Banking Group Limited	$(88,575)	$88,575	$—	$—	$—	$—
Bank of America, N.A.	(1,398,905)	1,398,905	—	—	—	—
Barclays Bank PLC	(825,903)	825,903	—	—	—	—
BNP Paribas	(27,101,712)	15,150,993	11,299,639	—	(651,080)	—
Citibank, N.A.	(4,718,790)	4,718,790	—	—	—	—
Credit Agricole Corporate and Investment Bank	(258,435)	258,435	—	—	—	—
Credit Suisse International	(224,488)	224,488	—	—	—	—
Deutsche Bank AG	(18,212,179)	9,337,908	8,285,880	—	(588,391)	—
Goldman Sachs International	(21,120,285)	18,103,949	3,016,336	—	—	—
HSBC Bank USA, N.A.	(757,781)	757,781	—	—	—	—
JPMorgan Chase Bank, N.A.	(6,141,667)	6,141,667	—	—	—	—
Morgan Stanley & Co. International PLC	(127,770)	22,531	—	—	(105,239)	—
Nomura International PLC	(402,138)	402,138	—	—	—	—
Standard Chartered Bank	(6,010,196)	6,010,196	—	—	—	—
The Bank of Nova Scotia	(1,358,622)	—	838,246	—	(520,376)	—
UBS AG	(1,703,737)	1,703,737	—	—	—	—
VTB Capital PLC	(609,037)	—	486,347	—	(122,690)	—

	$(91,060,220)	$65,145,996	$23,926,448	$—	$(1,987,776)	$—

Total-Deposits for derivatives collateral — OTC derivatives						$23,034,193

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

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Notes to Consolidated Financial Statements — continued

Information with respect to repurchase and reverse repurchase agreements at October 31, 2017 is included at Note 7.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2017 was as follows:

Consolidated Statement of Operations Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Investment transactions	$(301,589)	$—	$(4,209,903)	$(12,502,848)	$(1,332,958)
Written options	—	—	823,466	9,291,161	—
Futures contracts	(20,310,025)	—	(3,929,205)	—	5,572,599
Swap contracts	—	(27,876,137)	—	740	4,749,557
Forward commodity contracts	(1,151,255)	—	—	—	—
Forward foreign currency exchange contracts	—	—	—	(9,489,745)	—
Non-deliverable bond forward contracts	—	—	—	—	(109,617)

Total	$(21,762,869)	$(27,876,137)	$(7,315,642)	$(12,700,692)	$8,879,581

Change in unrealized appreciation (depreciation) —
Investments	$294,439	$—	$(273,828)	$(15,705,353)	$(1,111,968)
Written options	—	—	—	2,551,347	—
Futures contracts	(9,482,680)	—	(594,823)	—	(2,128,645)
Swap contracts	—	(8,548,125)	258,493	1,108,090	(50,448,155)
Forward commodity contracts	1,151,255	—	—	—	—
Forward volatility agreements	—	—	—	(543,165)	—
Forward foreign currency exchange contracts	—	—	—	8,449,233	—

Total	$(8,036,986)	$(8,548,125)	$(610,158)	$(4,139,848)	$(53,688,768)

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2017, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Commodity Contracts	Forward Foreign Currency Exchange Contracts*	Non-deliverable Bond Forward Contracts	Swap Contracts

$3,100,000	$353,277,000	$4,489,000	$5,127,186,000	$41,281,000	$5,229,299,000

Interest Rate Swaptions Purchased	Forward Volatility Agreements

$235,867,000	$80,791,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

The average principal amount of purchased currency options contracts and written currency options contracts and average number of purchased options contracts and written options contracts outstanding during the year ended October 31, 2017, which are indicative of the volume of these derivative types, were approximately $995,459,000, $396,530,000, 2,242 contracts and 264 contracts, respectively.

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6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 30, 2018. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2017.

7  Reverse Repurchase Agreements

Reverse repurchase agreements outstanding as of October 31, 2017 were as follows:

Counterparty	Trade Date	Maturity Date		Interest Rate Paid (Received)	Principal Amount		Value Including Accrued Interest	Non-U.S. Sovereign Debt Securities Pledged as Collateral

Barclays Bank PLC	10/25/17	On Demand	(1)	1.75%	USD	4,576,636	$4,578,193	$5,330,200
Barclays Bank PLC	10/25/17	On Demand	(1)	1.75	USD	4,802,413	4,804,047	5,528,750
Barclays Bank PLC	10/25/17	On Demand	(1)	1.95	USD	20,454,815	20,462,571	23,822,796
Barclays Bank PLC	10/25/17	On Demand	(1)	1.95	USD	21,871,148	21,879,440	25,179,033
Citibank, N.A.	10/17/17	On Demand	(1)	2.15	AUD	32,879,218	25,183,918	26,392,081
JPMorgan Chase Bank, N.A.	10/4/17	On Demand	(1)	1.75	USD	1,821,223	1,823,524	2,270,000
JPMorgan Chase Bank, N.A.	10/4/17	On Demand	(1)	1.85	AUD	83,736,370	64,174,724	66,849,953
JPMorgan Chase Bank, N.A.	10/20/17	On Demand	(1)	1.90	AUD	25,282,936	19,358,514	20,050,765
Nomura International PLC	10/25/17	On Demand	(1)	1.97	AUD	24,690,120	18,901,758	19,698,997

Total							$181,166,689	$195,122,575

(1)	Open reverse repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.

AUD	–	Australian Dollar
USD	–	United States Dollar

For the year ended October 31, 2017, the average borrowings under settled reverse repurchase agreements and the average interest rate were approximately $62,350,000 and 1.80%, respectively. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at October 31, 2017. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2017.

Repurchase agreements and reverse repurchase agreements entered into by the Portfolio are subject to Master Repurchase Agreements (MRA), which permit the Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio.

The following tables present the Portfolio’s repurchase and reverse repurchase agreements net of amounts available for offset under an MRA and net of the related collateral received and/or pledged by the Portfolio as of October 31, 2017.

Counterparty	Repurchase Agreements	Liabilities Available for Offset	Securities Collateral Received(a)	Net Amount(b)

JPMorgan Chase Bank, N.A.	$5,269,915	$(5,269,915)	$—	$—

	$5,269,915	$(5,269,915)	$—	$—

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Notes to Consolidated Financial Statements — continued

Counterparty	Reverse Repurchase Agreements*	Assets Available for Offset	Securities Collateral Pledged(a)	Net Amount(c)

Barclays Bank PLC	$(51,724,251)	$—	$51,724,251	$—

Citibank, N.A.	(25,183,918)	—	25,183,918	—

JPMorgan Chase Bank, N.A.	(85,356,762)	5,269,915	80,086,847	—

Nomura International PLC	(18,901,759)	—	18,901,759	—

	$(181,166,690)	$5,269,915	$175,896,775	$—

*	Including accrued interest.

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

8  Risks Associated with Foreign Investments

The Portfolio’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

76

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Notes to Consolidated Financial Statements — continued

At October 31, 2017, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Foreign Government Bonds	$—	$2,089,537,931	$—	$2,089,537,931
Foreign Corporate Bonds	—	56,544,977	—	56,544,977
Sovereign Loans	—	90,945,132	—	90,945,132
Collateralized Mortgage Obligations	—	1,333,639	—	1,333,639
Common Stocks	96,074,163 *	156,435,914 **	—	252,510,077
Short-Term Investments —
Foreign Government Securities	—	307,427,904	—	307,427,904
U.S. Treasury Obligations	—	575,482,281	—	575,482,281
Repurchase Agreements	—	5,269,915	—	5,269,915
Other	—	721,282,116	—	721,282,116
Currency Options Purchased	—	1,814,882	—	1,814,882
Call Options Purchased	—	2,482,239	—	2,482,239
Interest Rate Swaptions Purchased	—	0	—	0

Total Investments	$96,074,163	$4,008,556,930	$—	$4,104,631,093

Forward Foreign Currency Exchange Contracts	$—	$77,569,278	$—	$77,569,278
Forward Volatility Agreements	—	33,140	—	33,140
Futures Contracts	778,859	—	—	778,859
Swap Contracts	—	53,521,100	—	53,521,100

Total	$96,853,022	$4,139,680,448	$—	$4,236,533,470

Liability Description
Securities Sold Short	$—	$(5,061,388)	$—	$(5,061,388)
Currency Options Written	—	(257,338)	—	(257,338)
Forward Foreign Currency Exchange Contracts	—	(64,230,143)	—	(64,230,143)
Forward Volatility Agreements	—	(576,305)	—	(576,305)
Futures Contracts	(2,206,569)	(811,797)	—	(3,018,366)
Swap Contracts	—	(73,079,674)	—	(73,079,674)

Total	$(2,206,569)	$(144,016,645)	$—	$(146,223,214)

*	Includes $94,026,566 and $2,047,597 for Iceland and Vietnam, respectively.

**	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2017 is not presented. At October 31, 2017, there were no investments transferred between Level 1 and Level 2 during the year then ended.

77

Global Macro Absolute Return Advantage Portfolio

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Macro Absolute Return Advantage Portfolio:

We have audited the accompanying consolidated statement of assets and liabilities of Global Macro Absolute Return Advantage Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and sovereign loans owned as of October 31, 2017, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Global Macro Absolute Return Advantage Portfolio and subsidiary as of October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2017

78

Eaton Vance

Commodity Strategy Fund

October 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

79

Eaton Vance

Commodity Strategy Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Scott E. Wennerholm 1959	Trustee	2016

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(3)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

80

Eaton Vance

Commodity Strategy Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

81

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

82

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4672    10.31.17

Eaton Vance

Multisector Income Fund

Annual Report

October 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2017

Eaton Vance

Multisector Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 37

Federal Tax Information	20

Management and Organization	38

Important Notices	41

Eaton Vance

Multisector Income Fund

October 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For the 12-month period ended October 31, 2017, financial market performance was largely driven by global economic expansion. In addition to continued U.S. economic recovery, economic growth accelerated in Europe as well as in Asia, supported by central bank stimulus. Investors reached for yield to some extent with interest rates remaining low.

During the period, credit spreads narrowed significantly below their long-term averages.

The economic backdrop was positive, and there were signs of U.S. stimulus transitioning from monetary to fiscal stimulus, although the passing of the baton seemed to be occurring in slow motion. The Federal Reserve communicated that it would start to unwind its balance sheet, but it would do so gradually. It was challenging for the Trump administration to get traction on its legislative agenda during the period. The economic environment was fairly benign, although geopolitical risk increased during the period.

The fairly synchronized global economic expansion, propelled by ongoing accommodative central bank policies outside the U.S., took some of the pressure off the U.S. dollar, which depreciated by 10% in the first 10 months of 2017.

Against this backdrop of broad economic expansion, accommodative central banks, and low interest rates, investors embraced riskier assets during the period. Accordingly, the S&P 500 Index2 returned 23.63% for the 12 months ended October 31, 2017, the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.90%, the Bloomberg Commodity Index Total Return returned 2.35%, and the JPMorgan Government Bond Index: Emerging Market (JPM GBI-EM) Global Diversified returned 5.18%. High-yield debt returned 9.14% during the period, as measured by the ICE BofAML U.S. High Yield Index.

Fund Performance

For the fiscal year ended October 31, 2017, Eaton Vance Multisector Income Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 11.91%, outperforming its primary benchmark, the Bloomberg Barclays U.S. Government/Credit Bond Index (the Index), which returned 1.05% for the same period.

Top contributors to the Fund’s relative outperformance of the Index were security selection in high-yield and investment-grade corporate bonds as well as sector allocation, particularly to non-benchmark sectors. Currency allocation also aided

Index-relative returns. Among detractors, the Fund’s large cash position held back Fund performance relative to the Index as did exposure to the retail sector.

This was a period in which active management, and the Fund’s flexibility to invest in a broadly diversified portfolio, including the ability to invest in Latin America where corporate bonds outperformed U.S. corporate bonds, were beneficial to Index-relative performance.

Among high-yield corporate bond holdings, capital management firm Och-Ziff Finance Co., LLC, natural gas and oil company American Energy/Ascent Resources Utica Holdings, LLC, and Canada-based aircraft and train manufacturer Bombardier, Inc., were key contributors to Index-relative performance. Within investment-grade corporate bonds, homebuilder MDC Holdings, Inc., securities firm Jefferies Finance, LLC/JFIN Co-Issuer Corp., and Seagate HDD Cayman, a provider of electronic data storage, all contributed to Fund performance versus the Index. Among currencies, exposure to the Mexican peso, Brazilian real, and the Indian rupee, primarily through local sovereign bonds, aided Index-relative returns.

Slightly offsetting these contributors were the Fund’s large cash position, which stood close to 15% on average during the period, much higher than the Fund’s typical 2-5% range, and investments with a direct or indirect exposure to the retail sector. Although the Fund’s cash position was a drag on Index-relative performance, given the various risks we saw, we were comfortable with the Fund’s cash position during the period. In addition to holding brick-and-mortar retail issuers, which were hurt by competition from Amazon, the Fund owned shares in real estate investment trusts with exposure to retailers that were also negatively affected during the period.

Overall, during the period, the Fund’s allocation to U.S. fixed income sectors was limited, particularly those sectors within the Index, reflecting our views regarding tight valuations and improving fundamentals elsewhere. The Fund also had minimal exposure to U.S. equities, given what we believed were high valuations. Accordingly, the Fund was selective with its limited U.S. high-yield and investment-grade bond exposure, seeking to add more credit diversification through exposure to emerging market and developed market corporate bonds, convertible bonds, and bank loans as well as emerging market currencies, which rallied as the U.S. dollar declined.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Multisector Income Fund

October 31, 2017

Performance2,3

Portfolio Managers Kathleen C. Gaffney, CFA and Henry Peabody, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	01/31/2013	01/31/2013	11.91%	—	4.93%
Class A with 4.75% Maximum Sales Charge	—	—	6.56	—	3.86
Class C at NAV	08/20/2013	01/31/2013	11.10	—	4.23
Class C with 1% Maximum Sales Charge	—	—	10.10	—	4.23
Class I at NAV	01/31/2013	01/31/2013	12.21	—	5.18
Class R at NAV	11/12/2014	01/31/2013	11.64	—	4.75
Class R6 at NAV	11/12/2014	01/31/2013	12.26	—	5.25
Bloomberg Barclays U.S. Government/Credit Bond Index	—	—	1.05%	2.05%	2.33%
Blended Index	—	—	3.83	3.55	3.56

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I	Class R	Class R6
	0.97%	1.72%	0.72%	1.21%	0.65%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	01/31/2013	$12,175	N.A.
Class I	$250,000	01/31/2013	$317,857	N.A.
Class R	$10,000	01/31/2013	$12,464	N.A.
Class R6	$1,000,000	01/31/2013	$1,275,048	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Multisector Income Fund

October 31, 2017

Fund Profile5

Credit Quality (% of total investments, excluding common stocks and short-term investments)6

Asset Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Multisector Income Fund

October 31, 2017

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Bloomberg Barclays U.S. Government/Credit Bond Index measures the performance of U.S. Treasuries, government-related and investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg Commodity Index Total Return is designed to provide diversified commodity exposure, with weightings based on each underlying commodity’s liquidity and economic significance. JPMorgan Government Bond Index: Emerging Market (JPM GBI-EM) Global Diversified is an unmanaged index of local-currency bonds with maturities of more than one year issued by emerging markets governments. ICE BofAML U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE Data Indices, LLC indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. The Blended Index consists of 65% Bloomberg Barclays U.S. Government/Credit Bond Index and 35% ICE BofAML U.S. High Yield Index. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class C and Class R is linked to Class A and the performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio. Other represents any investment type less than 1% of total investments.

[6]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective October 23, 2017, the BofA Merrill Lynch Indices have been rebranded as Intercontinental Exchange’s (“ICE”) BofAML indices.

5

Eaton Vance

Multisector Income Fund

October 31, 2017

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 – October 31, 2017).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period* (5/1/17 – 10/31/17)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,033.80	$4.97	0.97%
Class C	$1,000.00	$1,029.90	$8.80	1.72%
Class I	$1,000.00	$1,035.10	$3.69	0.72%
Class R	$1,000.00	$1,031.60	$6.25	1.22%
Class R6	$1,000.00	$1,035.40	$3.39	0.66%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.30	$4.94	0.97%
Class C	$1,000.00	$1,016.50	$8.74	1.72%
Class I	$1,000.00	$1,021.60	$3.67	0.72%
Class R	$1,000.00	$1,019.10	$6.21	1.22%
Class R6	$1,000.00	$1,021.90	$3.36	0.66%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2017. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Multisector Income Fund

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Investment in Multisector Income Portfolio, at value (identified cost, $525,032,908)	$490,011,094
Receivable from affiliate	52,064
Receivable for Fund shares sold	659,930
Total assets	$490,723,088

Liabilities
Payable for Fund shares redeemed	$1,327,818
Payable to affiliates:
Distribution and service fees	95,459
Trustees’ fees	43
Accrued expenses	127,372
Total liabilities	$1,550,692
Net Assets	$489,172,396

Sources of Net Assets
Paid-in capital	$693,365,472
Accumulated net realized loss from Portfolio	(170,488,750)
Accumulated undistributed net investment income	1,317,488
Net unrealized depreciation from Portfolio	(35,021,814)
Total	$489,172,396

Class A Shares
Net Assets	$69,945,489
Shares Outstanding	6,482,352
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.79
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$11.33

Class C Shares
Net Assets	$92,297,669
Shares Outstanding	8,574,571
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.76

Class I Shares
Net Assets	$317,077,120
Shares Outstanding	29,385,032
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.79

Class R Shares
Net Assets	$978,406
Shares Outstanding	90,781
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.78

Class R6 Shares
Net Assets	$8,873,712
Shares Outstanding	821,823
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.80
On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Multisector Income Fund

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Interest and other income allocated from Portfolio (net of foreign taxes, $15,810)	$24,246,238
Dividends allocated from Portfolio (net of foreign taxes, $12,071)	4,051,952
Expenses allocated from Portfolio	(3,320,364)
Total investment income from Portfolio	$24,977,826

Expenses
Distribution and service fees
Class A	$248,161
Class C	1,067,045
Class R	4,410
Trustees’ fees and expenses	500
Custodian fee	37,273
Transfer and dividend disbursing agent fees	340,422
Legal and accounting services	51,858
Printing and postage	49,453
Registration fees	111,719
Miscellaneous	18,878
Total expenses	$1,929,719

Net investment income	$23,048,107

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$(17,495,363)
Foreign currency transactions	16,532
Forward foreign currency exchange contracts	35,698
Net realized loss	$(17,443,133)
Change in unrealized appreciation (depreciation) —
Investments (including net decrease in accrued foreign capital gains taxes of $4,268)	$58,427,537
Foreign currency	(99,404)
Forward foreign currency exchange contracts	(1,021)
Net change in unrealized appreciation (depreciation)	$58,327,112

Net realized and unrealized gain	$40,883,979

Net increase in net assets from operations	$63,932,086

8	See Notes to Financial Statements.

Eaton Vance

Multisector Income Fund

October 31, 2017

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$23,048,107	$34,527,306
Net realized loss	(17,443,133)	(179,430,572)
Net change in unrealized appreciation (depreciation)	58,327,112	173,345,101
Net increase in net assets from operations	$63,932,086	$28,441,835
Distributions to shareholders —
From net investment income
Class A	$(2,971,580)	$(2,998,679)
Class C	(2,577,098)	(1,809,237)
Class I	(11,607,512)	(7,306,820)
Class R	(25,964)	(3,930)
Class R6	(253,903)	(96,891)
Tax return of capital
Class A	—	(2,208,129)
Class C	—	(1,276,487)
Class I	—	(5,346,659)
Class R	—	(5,008)
Class R6	—	(76,673)
Total distributions to shareholders	$(17,436,057)	$(21,128,513)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$15,943,105	$23,980,045
Class C	6,352,281	17,596,125
Class I	140,648,915	127,963,555
Class R	803,300	1,331,521
Class R6	4,406,408	876,176
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	2,462,729	4,721,958
Class C	2,063,317	2,197,009
Class I	9,691,291	9,512,293
Class R	25,964	8,938
Class R6	65,440	551
Cost of shares redeemed
Class A	(106,611,554)	(163,381,371)
Class C	(49,439,626)	(86,511,790)
Class I	(202,529,643)	(462,227,837)
Class R	(1,187,694)	(131,944)
Class R6	(1,176,036)	(1,800,827)
Net decrease in net assets from Fund share transactions	$(178,481,803)	$(525,865,598)

Net decrease in net assets	$(131,985,774)	$(518,552,276)

Net Assets
At beginning of year	$621,158,170	$1,139,710,446
At end of year	$489,172,396	$621,158,170

Accumulated undistributed net investment income included in net assets
At end of year	$1,317,488	$—

9	See Notes to Financial Statements.

Eaton Vance

Multisector Income Fund

October 31, 2017

Financial Highlights

Class A
Year Ended October 31,	Period Ended October 31, 2013(1)
2017	2016	2015	2014
Net asset value — Beginning of period	$9.960	$9.350	$11.030	$10.510	$10.000

Income (Loss) From Operations
Net investment income	$0.459	(2)	$0.443	(2)	$0.432	(2)	$0.330	(2)	$0.241
Net realized and unrealized gain (loss)	0.717	0.438	(3)	(1.776)	0.557	0.517

Total income (loss) from operations	$1.176	$0.881	$(1.344)	$0.887	$0.758

Less Distributions
From net investment income	$(0.346)	$(0.139)	$(0.309)	$(0.338)	$(0.248)
From net realized gain	—	—	(0.022)	(0.029)	—
Tax return of capital	—	(0.132)	(0.005)	—	—

Total distributions	$(0.346)	$(0.271)	$(0.336)	$(0.367)	$(0.248)

Net asset value — End of period	$10.790	$9.960	$9.350	$11.030	$10.510

Total Return(4)	11.91%	9.76%	(12.43)%	8.53%	7.69	%(5)(6)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$69,945	$148,722	$280,596	$449,901	$15,942
Ratios (as a percentage of average daily net assets):(7)
Expenses(8)	0.97%	0.97%	0.95%	0.94%	0.95	%(6)(9)
Net investment income	4.37%	4.87%	4.14%	2.98%	3.31	%(9)
Portfolio Turnover of the Fund	N.A.	(10)	N.A.	(10)	N.A.	(10)	N.A.	(10)	59	%(5)(11)
Portfolio Turnover of Multisector Income Portfolio	44%	74%	45%	46%	40	%(5)(12)
Portfolio Turnover of Eaton Vance Floating Rate Portfolio	N.A.	N.A.	N.A.	N.A.	32	%(13)

(1)	For the period from the start of business, January 31, 2013, to October 31, 2013.

(2)	Computed using average shares outstanding.

(3)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(5)	Not annualized.

(6)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.31% of average daily net assets for the period ended October 31, 2013). Absent this reimbursement, total return would be lower.

(7)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(8)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(9)	Annualized.

(10)	The Fund invested only in the Multisector Income Portfolio for the indicated period. Accordingly, portfolio turnover of the Fund is not presented.

(11)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(12)	For the period from the Portfolio’s start of business, January 11, 2013, to October 31, 2013.

(13)	For the Portfolio’s year ended October 31, 2013.

10	See Notes to Financial Statements.

Eaton Vance

Multisector Income Fund

October 31, 2017

Financial Highlights — continued

Class C
Year Ended October 31,	Period Ended October 31, 2013(1)
2017	2016	2015	2014
Net asset value — Beginning of period	$9.930	$9.330	$11.000	$10.500	$10.020

Income (Loss) From Operations
Net investment income	$0.366	(2)	$0.370	(2)	$0.356	(2)	$0.245	(2)	$0.062
Net realized and unrealized gain (loss)	0.730	0.432	(3)	(1.767)	0.556	0.495

Total income (loss) from operations	$1.096	$0.802	$(1.411)	$0.801	$0.557

Less Distributions
From net investment income	$(0.266)	$(0.108)	$(0.233)	$(0.272)	$(0.077)
From net realized gain	—	—	(0.022)	(0.029)	—
Tax return of capital	—	(0.094)	(0.004)	—	—

Total distributions	$(0.266)	$(0.202)	$(0.259)	$(0.301)	$(0.077)

Net asset value — End of period	$10.760	$9.930	$9.330	$11.000	$10.500

Total Return(4)	11.10%	8.84%	(13.03)%	7.69%	5.58	%(5)(6)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$92,298	$124,153	$186,668	$226,907	$1,368
Ratios (as a percentage of average daily net assets):(7)
Expenses(8)	1.72%	1.72%	1.70%	1.69%	1.70	%(6)(9)
Net investment income	3.48%	4.08%	3.44%	2.21%	2.29	%(9)
Portfolio Turnover of the Fund	N.A.	(10)	N.A.	(10)	N.A.	(10)	N.A.	(10)	59	%(5)(11)
Portfolio Turnover of Multisector Income Portfolio	44%	74%	45%	46%	40	%(5)(12)
Portfolio Turnover of Eaton Vance Floating Rate Portfolio	N.A.	N.A.	N.A.	N.A.	32	%(13)

(1)	For the period from the commencement of operations on August 20, 2013 to October 31, 2013.

(2)	Computed using average shares outstanding.

(3)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Not annualized.

(6)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.31% of average daily net assets for the period ended October 31, 2013). Absent this reimbursement, total return would be lower.

(7)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(8)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(9)	Annualized.

(10)	The Fund invested only in the Multisector Income Portfolio for the indicated period. Accordingly, portfolio turnover of the Fund is not presented.

(11)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(12)	For the period from the Portfolio’s start of business, January 11, 2013, to October 31, 2013.

(13)	For the Portfolio’s year ended October 31, 2013.

11	See Notes to Financial Statements.

Eaton Vance

Multisector Income Fund

October 31, 2017

Financial Highlights — continued

Class I
Year Ended October 31,	Period Ended October 31, 2013(1)
2017	2016	2015	2014
Net asset value — Beginning of period	$9.960	$9.350	$11.030	$10.510	$10.000

Income (Loss) From Operations
Net investment income	$0.467	(2)	$0.465	(2)	$0.456	(2)	$0.357	(2)	$0.273
Net realized and unrealized gain (loss)	0.737	0.440	(3)	(1.774)	0.554	0.500

Total income (loss) from operations	$1.204	$0.905	$(1.318)	$0.911	$0.773

Less Distributions
From net investment income	$(0.374)	$(0.151)	$(0.335)	$(0.362)	$(0.263)
From net realized gain	—	—	(0.022)	(0.029)	—
Tax return of capital	—	(0.144)	(0.005)	—	—

Total distributions	$(0.374)	$(0.295)	$(0.362)	$(0.391)	$(0.263)

Net asset value — End of period	$10.790	$9.960	$9.350	$11.030	$10.510

Total Return(4)	12.21%	10.04%	(12.21)%	8.77%	7.85	%(5)(6)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$317,077	$341,902	$666,562	$1,135,342	$56,934
Ratios (as a percentage of average daily net assets):(7)
Expenses(8)	0.72%	0.72%	0.70%	0.69%	0.70	%(6)(9)
Net investment income	4.41%	5.11%	4.36%	3.22%	3.58	%(9)
Portfolio Turnover of the Fund	N.A.	(10)	N.A.	(10)	N.A.	(10)	N.A.	(10)	59	%(5)(11)
Portfolio Turnover of Multisector Income Portfolio	44%	74%	45%	46%	40	%(5)(12)
Portfolio Turnover of Eaton Vance Floating Rate Portfolio	N.A.	N.A.	N.A.	N.A.	32	%(13)

(1)	For the period from the start of business, January 31, 2013, to October 31, 2013.

(2)	Computed using average shares outstanding.

(3)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Not annualized.

(6)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.31% of average daily net assets for the period ended October 31, 2013). Absent this reimbursement, total return would be lower.

(7)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(8)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(9)	Annualized.

(10)	The Fund invested only in the Multisector Income Portfolio for the indicated period. Accordingly, portfolio turnover of the Fund is not presented.

(11)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(12)	For the period from the Portfolio’s start of business, January 11, 2013, to October 31, 2013.

(13)	For the Portfolio’s year ended October 31, 2013.

12	See Notes to Financial Statements.

Eaton Vance

Multisector Income Fund

October 31, 2017

Financial Highlights — continued

	Class R
	Year Ended October 31,		Period Ended October 31, 2015(1)
	2017	2016
Net asset value — Beginning of period	$9.950	$9.360	$11.000

Income (Loss) From Operations
Net investment income(2)	$0.416	$0.377	$0.466
Net realized and unrealized gain (loss)	0.733	0.470 (3)	(1.805)

Total income (loss) from operations	$1.149	$0.847	$(1.339)

Less Distributions
From net investment income	$(0.319)	$(0.136)	$(0.275)
From net realized gain	—	—	(0.022)
Tax return of capital	—	(0.121)	(0.004)

Total distributions	$(0.319)	$(0.257)	$(0.301)

Net asset value — End of period	$10.780	$9.950	$9.360

Total Return(4)	11.64%	9.35%	(12.40	)%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$978	$1,260	$26
Ratios (as a percentage of average daily net assets):(6)
Expenses(7)	1.22%	1.21%	1.20	%(8)
Net investment income	3.95%	3.99%	5.04	%(8)
Portfolio Turnover of the Portfolio	44%	74%	45	%(9)

(1)	For the period from the commencement of operations on November 12, 2014 to October 31, 2015.

(2)	Computed using average shares outstanding.

(3)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(8)	Annualized.

(9)	For the Portfolio’s year ended October 31, 2015.

13	See Notes to Financial Statements.

Eaton Vance

Multisector Income Fund

October 31, 2017

Financial Highlights — continued

	Class R6
	Year Ended October 31,		Period Ended October 31, 2015(1)
	2017	2016
Net asset value — Beginning of period	$9.970	$9.360	$11.000

Income (Loss) From Operations
Net investment income(2)	$0.461	$0.467	$0.490
Net realized and unrealized gain (loss)	0.750	0.444 (3)	(1.760)

Total income (loss) from operations	$1.211	$0.911	$(1.270)

Less Distributions
From net investment income	$(0.381)	$(0.153)	$(0.343)
From net realized gain	—	—	(0.022)
Tax return of capital	—	(0.148)	(0.005)

Total distributions	$(0.381)	$(0.301)	$(0.370)

Net asset value — End of period	$10.800	$9.970	$9.360

Total Return(4)	12.26%	10.10%	(11.82	)%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,874	$5,121	$5,858
Ratios (as a percentage of average daily net assets):(6)
Expenses(7)	0.66%	0.65%	0.64	%(8)
Net investment income	4.33%	5.13%	5.00	%(8)
Portfolio Turnover of the Portfolio	44%	74%	45	%(9)

(1)	For the period from the commencement of operations on November 12, 2014 to October 31, 2015.

(2)	Computed using average shares outstanding.

(3)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(8)	Annualized.

(9)	For the Portfolio’s year ended October 31, 2015.

14	See Notes to Financial Statements.

Eaton Vance

Multisector Income Fund

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Multisector Income Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I, Class R and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund primarily invests its assets in interests in Multisector Income Portfolio, (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The Fund may also invest directly in securities and other instruments. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at October 31, 2017). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings

15

Eaton Vance

Multisector Income Fund

October 31, 2017

Notes to Financial Statements — continued

and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2017 and October 31, 2016 was as follows:

	Year Ended October 31,
	2017	2016

Distributions declared from:
Ordinary income	$17,436,057	$12,215,557
Tax return of capital	$—	$8,912,956

During the year ended October 31, 2017, accumulated net realized loss was decreased by $4,280,833, accumulated undistributed net investment income was decreased by $4,294,562 and paid-in capital was increased by $13,729 due to differences between book and tax accounting for the Fund’s investment in the Portfolio. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$1,317,488
Deferred capital losses	$(170,016,983)
Net unrealized depreciation	$(35,493,581)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are due to the Fund’s investment in the Portfolio.

At October 31, 2017, the Fund, for federal income tax purposes, had deferred capital losses of $170,016,983 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2017, $170,016,983 are long-term.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 0.55% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $1 billion and is payable monthly. On Investable Assets of $1 billion and over, the annual fee is reduced. For the year ended October 31, 2017, the Fund incurred no investment adviser and administration fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fees. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2017, EVM earned $6,894 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $11,502 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2017. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

During the year ended October 31, 2017, EVM reimbursed the Fund $53,915 relating to a NAV error, which is included in Transactions in shares of beneficial interest on the Statement of Changes in Net Assets. The reimbursement by EVM of such amount had an impact on total return of less than 0.01%.

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

16

Eaton Vance

Multisector Income Fund

October 31, 2017

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2017 amounted to $248,161 for Class A shares. The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2017, the Fund paid or accrued to EVD $800,284 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2017, the Fund paid or accrued to EVD $2,205 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2017 amounted to $266,761 and $2,205 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2017, the Fund was informed that EVD received approximately $7,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2017, increases and decreases in the Fund’s investment in the Portfolio aggregated $17,240,572 and $216,339,125, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2017	2016

Sales	1,509,444	2,665,099
Issued to shareholders electing to receive payments of distributions in Fund shares	233,270	525,308
Redemptions	(10,197,917)	(18,258,311)

Net decrease	(8,455,203)	(15,067,904)

	Year Ended October 31,
Class C	2017	2016

Sales	604,232	1,968,961
Issued to shareholders electing to receive payments of distributions in Fund shares	194,327	244,946
Redemptions	(4,722,356)	(9,722,554)

Net decrease	(3,923,797)	(7,508,647)

17

Eaton Vance

Multisector Income Fund

October 31, 2017

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2017	2016

Sales	13,371,201	14,404,011
Issued to shareholders electing to receive payments of distributions in Fund shares	910,165	1,055,305
Redemptions	(19,226,102)	(52,385,641)

Net decrease	(4,944,736)	(36,926,325)

	Year Ended October 31,
Class R	2017	2016

Sales	76,523	137,013
Issued to shareholders electing to receive payments of distributions in Fund shares	2,448	949
Redemptions	(114,852)	(14,046)

Net increase (decrease)	(35,881)	123,916

	Year Ended October 31,
Class R6	2017	2016

Sales	413,459	97,558
Issued to shareholders electing to receive payments of distributions in Fund shares	6,043	58
Redemptions	(111,497)	(209,676)

Net increase (decrease)	308,005	(112,060)

18

Eaton Vance

Multisector Income Fund

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Multisector Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Multisector Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Multisector Income Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 15, 2017

19

Eaton Vance

Multisector Income Fund

October 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended October 31, 2017, the Fund designates approximately $3,438,887, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2017 ordinary income dividends, 14.93% qualifies for the corporate dividends received deduction.

20

Multisector Income Portfolio

October 31, 2017

Portfolio of Investments

Corporate Bonds & Notes — 21.4%

Security		Principal Amount* (000’s omitted)	Value

Auto Manufacturers — 2.3%
Ford Motor Credit Co., LLC, 4.05%, 12/10/18	AUD	14,370	$11,170,483

			$11,170,483

Banks — 2.5%
Goldman Sachs Group, Inc. (The), 5.20%, 12/17/19	NZD	11,300	$8,081,255
JPMorgan Chase & Co., 4.25%, 11/2/18	NZD	6,095	4,238,151

			$12,319,406

Commercial Services — 0.4%
ServiceMaster Co., LLC (The), 7.25%, 3/1/38		1,670	$1,736,800

			$1,736,800

Computers — 1.7%
Seagate HDD Cayman, 4.875%, 6/1/27		5,951	$5,834,949
Seagate HDD Cayman, 5.75%, 12/1/34		2,474	2,381,542

			$8,216,491

Diversified Financial Services — 2.7%
Jefferies Finance, LLC/JFIN Co-Issuer Corp., 7.25%, 8/15/24(1)		2,623	$2,685,296
Och-Ziff Finance Co., LLC, 4.50%, 11/20/19(1)		10,645	10,472,019

			$13,157,315

Home Builders — 2.2%
CalAtlantic Group, Inc., 5.00%, 6/15/27		1,400	$1,473,500
MDC Holdings, Inc., 6.00%, 1/15/43		9,914	9,561,557

			$11,035,057

Mining — 1.6%
Freeport-McMoRan, Inc., 5.45%, 3/15/43		8,106	$7,660,170

			$7,660,170

Oil & Gas — 2.2%
Hess Corp., 4.30%, 4/1/27		2,720	$2,744,506
Nabors Industries, Inc., 5.10%, 9/15/23		665	631,750
Rowan Cos., Inc., 5.40%, 12/1/42		9,894	7,568,910

			$10,945,166

Security		Principal Amount* (000’s omitted)	Value

Oil & Gas Services — 1.0%
Oceaneering International, Inc., 4.65%, 11/15/24		4,870	$4,846,789

			$4,846,789

Real Estate Investment Trusts (REITs) — 1.4%
CBL & Associates, L.P., 4.60%, 10/15/24		7,235	$6,881,823

			$6,881,823

Retail — 3.4%
JC Penney Corp., Inc., 6.375%, 10/15/36		3,000	$1,777,500
L Brands, Inc., 6.75%, 7/1/36		1,520	1,493,400
Macy’s Retail Holdings, Inc., 4.30%, 2/15/43		10,900	8,417,759
Signet UK Finance PLC, 4.70%, 6/15/24		5,000	4,986,425

			$16,675,084

Total Corporate Bonds & Notes (identified cost $101,138,552)			$104,644,584

Foreign Corporate Bonds — 19.2%

Security		Principal Amount* (000’s omitted)	Value

Airlines — 1.0%
Azul Investments LLP, 5.875%, 10/26/24(1)		3,790	$3,795,685
Latam Finance, Ltd., 6.875%, 4/11/24(1)		1,150	1,221,300

			$5,016,985

Banks — 1.6%
Australia and New Zealand Banking Group, Ltd., 3.75%, 7/25/19(2)	AUD	9,450	$7,413,008
Banco Mercantil del Norte S.A./Grand Cayman, 7.625% to 1/6/28 (1)(3)(4)		610	664,900

			$8,077,908

Diversified Financial Services — 0.7%
Banco BTG Pactual S.A./Cayman Islands, 5.75%, 9/28/22(1)		3,578	$3,515,385

			$3,515,385

Electric — 1.1%
Trinidad Generation UnLtd, 5.25%, 11/4/27(1)		5,411	$5,492,165

			$5,492,165

21	See Notes to Financial Statements.

Multisector Income Portfolio

October 31, 2017

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Foods — 1.7%
ESAL GmbH, 6.25%, 2/5/23(1)		8,730	$8,446,275

			$8,446,275

Forest Products & Paper — 1.1%
Suzano Austria GmbH, 7.00%, 3/16/47(1)		4,634	$5,187,763

			$5,187,763

Holding Company – Diversified — 0.6%
Grupo KUO SAB de CV, 5.75%, 7/7/27(1)		2,680	$2,751,556

			$2,751,556

Miscellaneous Manufacturing — 1.8%
Bombardier, Inc., 7.45%, 5/1/34(1)		9,110	$9,064,450

			$9,064,450

Oil & Gas — 3.9%
Ecopetrol S.A., 5.875%, 5/28/45		9,158	$9,089,315
Petrobras Global Finance B.V., 5.625%, 5/20/43		11,000	9,924,750

			$19,014,065

Pharmaceuticals — 0.3%
Teva Pharmaceutical Finance Netherlands III B.V., 4.10%, 10/1/46		1,560	$1,245,535

			$1,245,535

Telecommunications — 4.2%
America Movil SAB de CV, 6.45%, 12/5/22	MXN	233,020	$11,490,107
Oi Brasil Holdings Cooperatief UA, 5.75%, 2/10/22(1)(5)		25,100	8,973,250

			$20,463,357

Transportation — 1.2%
A.P. Moller - Maersk A/S, 3.875%, 9/28/25(1)		3,060	$3,094,924
JSL Europe S.A., 7.75%, 7/26/24(1)		2,660	2,836,225

			$5,931,149

Total Foreign Corporate Bonds (identified cost $107,622,724)			$94,206,593

Foreign Government Bonds — 23.0%

Security		Principal Amount (000’s omitted)	Value

Argentina — 0.6%
Republic of Argentina, 7.82%, 12/31/33	EUR	2,271	$3,046,696

			$3,046,696

Australia — 2.8%
Queensland Treasury Corp., 5.50%, 6/21/21(2)	AUD	16,110	$13,737,946

			$13,737,946

Brazil — 2.3%
Nota do Tesouro Nacional, 10.00%, 1/1/25	BRL	35,500	$10,993,030

			$10,993,030

Canada — 8.0%
Canada Housing Trust, 1.25%, 6/15/21(1)	CAD	17,620	$13,415,429
Canada Housing Trust, 3.80%, 6/15/21(1)	CAD	15,325	12,730,524
Canadian Government Bond, 0.75%, 3/1/21	CAD	17,415	13,177,544

			$39,323,497

Mexico — 2.6%
Mexican Bonos, 7.75%, 5/29/31	MXN	238,690	$12,860,880

			$12,860,880

Norway — 1.2%
Kommunalbanken AS, 5.00%, 3/28/19	NZD	8,300	$5,883,905

			$5,883,905

Supranational — 5.0%
European Investment Bank, 7.20%, 7/9/19(1)	IDR	71,560,000	$5,346,831
International Bank for Reconstruction & Development, 3.50%, 1/22/21	NZD	10,340	7,267,867
International Finance Corp., 6.30%, 11/25/24	INR	420,000	6,588,232
International Finance Corp., 6.45%, 10/30/18	INR	318,500	4,973,490

			$24,176,420

Uruguay — 0.5%
Republic of Uruguay, 8.50%, 3/15/28(1)	UYU	71,170	$2,478,633

			$2,478,633

Total Foreign Government Bonds (identified cost $112,624,003)			$112,501,007

22	See Notes to Financial Statements.

Multisector Income Portfolio

October 31, 2017

Portfolio of Investments — continued

Convertible Bonds — 2.3%

Security	Principal Amount (000’s omitted)	Value

Oil & Gas — 2.3%
Ascent Resources Utica Holdings, LLC/ARU Finance Corp., 4.50%, 3/1/21(1)(6)	$3,711	$4,134,819
Nabors Industries, Inc., 0.75%, 1/15/24(1)	9,565	7,078,100

Total Convertible Bonds (identified cost $10,348,904)		$11,212,919

Asset-Backed Securities — 0.4%

Security	Principal Amount (000’s omitted)	Value
Coinstar Funding, LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47(1)	$1,204	$1,252,754
Thunderbolt Aircraft Lease, Ltd., Series 2017-A, Class B, 5.75%, 5/17/32(1)(7)	951	972,843

Total Asset-Backed Securities (identified cost $2,147,637)		$2,225,597

Commercial Mortgage-Backed Securities — 8.0%

Security	Principal Amount (000’s omitted)	Value
CFCRE Commercial Mortgage Trust
Series 2016-C7, Class D, 4.441%, 12/10/54(1)(8)	$2,000	$1,666,239
Citigroup Commercial Mortgage Trust
Series 2014-GC23, Class D, 4.516%, 7/10/47(1)(8)	2,000	1,764,048
JPMBB Commercial Mortgage Securities Trust
Series 2014-C22, Class D, 4.559%, 9/15/47(1)(8)	1,780	1,531,554
Series 2014-C23, Class D, 3.958%, 9/15/47(1)(8)	5,500	4,758,765
Series 2015-C29, Class D, 3.702%, 5/15/48(8)	5,000	4,005,550
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C23, Class D, 4.134%, 7/15/50(1)(8)	5,150	4,504,553
Series 2016-C32, Class D, 3.396%, 12/15/49(1)(8)	3,685	2,789,468
Motel 6 Trust
Series 2017-MTL6, Class E, 4.489%, (1 mo. USD LIBOR + 3.25%), 8/15/34(1)(9)	2,592	2,590,575
Wells Fargo Commercial Mortgage Trust
Series 2015-C26, Class D, 3.586%, 2/15/48(1)	3,386	2,647,250
Series 2015-C31, Class D, 3.852%, 11/15/48	4,900	3,823,196
Series 2016-C35, Class D, 3.142%, 7/15/48(1)	8,400	6,121,108

Security	Principal Amount (000’s omitted)	Value

WF-RBS Commercial Mortgage Trust
Series 2014-C24, Class D, 3.692%, 11/15/47(1)	$4,025	$2,779,836

Total Commercial Mortgage-Backed Securities (identified cost $37,833,853)		$38,982,142

Senior Floating-Rate Loans — 0.8%(10)

Borrower/ Tranche Description	Principal Amount (000’s omitted)	Value

Business Equipment and Services — 0.0%(11)
Education Management, LLC, Term Loan, 5.85%, (3 mo. USD LIBOR + 4.50%), Maturing 7/2/20(12)	$197	$93,351
Education Management, LLC, Term Loan, 8.85%, (3 mo. USD LIBOR + 7.50%), Maturing 7/2/20(12)	442	0

		$93,351

Health Care — 0.6%
BioClinica, Inc., Term Loan, 5.63%, (3 mo. USD LIBOR + 4.25%), Maturing 10/20/23	$2,731	$2,687,997

		$2,687,997

Retailers (Except Food and Drug) — 0.2%
Neiman Marcus Group Ltd., LLC, Term Loan, 4.49%, (1 mo. USD LIBOR + 3.25%), Maturing 10/25/20	$1,439	$1,139,321

		$1,139,321

Total Senior Floating-Rate Loans (identified cost $4,676,376)		$3,920,669

Common Stocks — 8.2%

Security	Shares	Value

Banks — 0.6%
Regions Financial Corp.	191,728	$2,967,949

		$2,967,949

Business Equipment and Services — 0.0%
Education Management Corp.(12)(13)(14)	2,788,966	$0

		$0

Electronics — 0.6%
Corning, Inc.	88,391	$2,767,522

		$2,767,522

23	See Notes to Financial Statements.

Multisector Income Portfolio

October 31, 2017

Portfolio of Investments — continued

Security	Shares	Value

Home Builders — 1.4%
CalAtlantic Group, Inc.	74,630	$3,682,244
Lennar Corp., Class A	56,512	3,146,023

		$6,828,267

Iron & Steel — 0.4%
Cleveland-Cliffs, Inc.(13)	308,263	$1,837,248

		$1,837,248

Mining — 0.4%
Freeport-McMoRan, Inc.(13)	151,142	$2,112,965

		$2,112,965

Miscellaneous Manufacturing — 0.6%
Ingersoll-Rand PLC	24,650	$2,183,990
Toshiba Corp.(13)	332,000	959,836

		$3,143,826

Oil & Gas — 2.5%
Frontera Energy Corp.(13)	125,960	$3,765,977
Royal Dutch Shell PLC, Class B, ADR	72,926	4,766,444
Sable Permian Resources, LLC(12)(13)(14)	11,719,991	3,984,797

		$12,517,218

Retail — 0.2%
Signet Jewelers, Ltd.	12,300	$806,511

		$806,511

Semiconductors — 0.8%
Intel Corp.	51,983	$2,364,707
QUALCOMM, Inc.	26,300	1,341,563

		$3,706,270

Transportation — 0.7%
A.P. Moller - Maersk A/S, Class B	1,735	$3,325,970

		$3,325,970

Total Common Stocks (identified cost $59,606,660)		$40,013,746

Convertible Preferred Stocks — 2.4%

Security	Shares	Value

Business Equipment and Services — 0.0%
Education Management Corp., Series A-1, 7.50%(12)(13)(14)	3,103	$0

		$0

Diversified Financial Services — 0.6%
AMG Capital Trust II, 5.15%	46,300	$2,824,300

		$2,824,300

Oil & Gas — 1.7%
Chesapeake Energy Corp., 5.75%	14,865	$8,380,144

		$8,380,144

Pharmaceuticals — 0.1%
Teva Pharmaceutical Industries, Ltd., 7.00%	2,450	$697,025

		$697,025

Total Convertible Preferred Stocks (identified cost $18,221,224)		$11,901,469

Preferred Stocks — 0.0%(11)

Security	Shares	Value

Real Estate Investment Trusts (REITs) — 0.0%(11)
CBL & Associates Properties, Inc., Series D, 7.375%	3,150	$77,742

Total Preferred Stocks (identified cost $72,922)		$77,742

Warrants — 0.0%

Security	Shares	Value

Oil & Gas — 0.0%
Sable Permian Resources, LLC, Exp. 5/2/22(12)(13)(14)	1,938,645	$0

Total Warrants (identified cost $0)		$0

24	See Notes to Financial Statements.

Multisector Income Portfolio

October 31, 2017

Portfolio of Investments — continued

Short-Term Investments — 12.6%

Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.35%(15)	61,791,243	$61,797,422

Total Short-Term Investments (identified cost $61,801,950)		$61,797,422

Total Investments — 98.3% (identified cost $516,094,805)		$481,483,890

Other Assets, Less Liabilities — 1.7%		$8,528,482

Net Assets — 100.0%		$490,012,372

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2017, the aggregate value of these securities is $146,764,522 or 30.0% of the Portfolio’s net assets.

(2)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2017, the aggregate value of these securities is $21,150,954 or 4.3% of the Portfolio’s net assets.

(3)	Security converts to floating rate after the indicated fixed-rate coupon period.

(4)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(5)	The issuer is in default with respect to interest and/or principal payments.

(6)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(7)	Multi-step coupon security. Interest rate represents the rate in effect at October 31, 2017.

(8)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2017.

(9)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2017.

(10)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(11)	Amount is less than 0.05%.

(12)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).

(13)	Non-income producing security.

(14)	Security was acquired in connection with a restructuring of a Senior Loan or bond and may be subject to restrictions on resale.

(15)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2017.

Country Concentration of Portfolio (based on country of risk)

Country	Percentage of Net Assets	Value
United States	53.2%	$261,261,038
Brazil	11.0	53,672,363
Canada	9.9	48,387,947
Mexico	5.7	27,767,443
Supranational	5.0	24,176,420
Australia	4.3	21,150,954
Colombia	2.6	12,855,292
Denmark	1.3	6,420,894
Norway	1.2	5,883,905
Trinidad and Tobago	1.1	5,492,165
Netherlands	1.0	4,766,444
Argentina	0.6	3,046,696
Uruguay	0.5	2,478,633
Israel	0.4	1,942,560
Chile	0.3	1,221,300
Japan	0.2	959,836

Total Investments	98.3%	$481,483,890

Currency Concentration of Portfolio

Currency	Percentage of Net Assets	Value
United States Dollar	65.8%	$322,304,073
Canadian Dollar	8.0	39,323,497
Australian Dollar	6.6	32,321,437
New Zealand Dollar	5.2	25,471,178
Mexican Peso	5.0	24,350,987
Indian Rupee	2.4	11,561,722
Brazilian Real	2.2	10,993,030
Indonesian Rupiah	1.1	5,346,831
Other currency, less than 1% each	2.0	9,811,135

Total Investments	98.3%	$481,483,890

25	See Notes to Financial Statements.

Multisector Income Portfolio

October 31, 2017

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	972,911	JPY	110,224,000	Bank of America, N.A.	1/31/18	$—	$(1,021)

Abbreviations:

ADR	–	American Depositary Receipt
LIBOR	–	London Interbank Offered Rate

Currency Abbreviations:

AUD	–	Australian Dollar
BRL	–	Brazilian Real
CAD	–	Canadian Dollar
EUR	–	Euro
IDR	–	Indonesian Rupiah
INR	–	Indian Rupee

JPY	–	Japanese Yen
MXN	–	Mexican Peso
NZD	–	New Zealand Dollar
USD	–	United States Dollar
UYU	–	Uruguayan Peso

26	See Notes to Financial Statements.

Multisector Income Portfolio

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Unaffiliated investments, at value (identified cost, $454,292,855)	$419,686,468
Affiliated investment, at value (identified cost, $61,801,950)	61,797,422
Cash	158,613
Foreign currency, at value (identified cost, $211)	205
Dividends receivable	219,758
Interest receivable	5,366,333
Dividends receivable from affiliated investment	66,577
Receivable for investments sold	2,869,286
Tax reclaims receivable	238,657
Total assets	$490,403,319

Liabilities
Payable for open forward foreign currency exchange contracts	$1,021
Payable to affiliates:
Investment adviser fee	232,372
Trustees’ fees	2,442
Accrued foreign capital gains taxes	13,807
Accrued expenses	141,305
Total liabilities	$390,947
Net Assets applicable to investors’ interest in Portfolio	$490,012,372

Sources of Net Assets
Investors’ capital	$524,739,550
Net unrealized depreciation	(34,727,178)
Total	$490,012,372

27	See Notes to Financial Statements.

Multisector Income Portfolio

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Interest and other income (net of foreign taxes, $15,810)	$24,246,291
Dividends (net of foreign taxes, $12,071)	3,444,356
Dividends from affiliated investment	607,605
Total investment income	$28,298,252

Expenses
Investment adviser fee	$3,012,122
Trustees’ fees and expenses	31,810
Custodian fee	169,674
Legal and accounting services	88,335
Miscellaneous	18,430
Total expenses	$3,320,371

Net investment income	$24,977,881

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(17,506,486)
Investment transactions — affiliated investment	11,087
Foreign currency transactions	16,532
Forward foreign currency exchange contracts	35,698
Net realized loss	$(17,443,169)
Change in unrealized appreciation (depreciation) —
Investments (including net decrease in accrued foreign capital gains taxes of $4,268)	$58,444,934
Investments — affiliated investment	(17,276)
Foreign currency	(99,405)
Forward foreign currency exchange contracts	(1,021)
Net change in unrealized appreciation (depreciation)	$58,327,232

Net realized and unrealized gain	$40,884,063

Net increase in net assets from operations	$65,861,944

28	See Notes to Financial Statements.

Multisector Income Portfolio

October 31, 2017

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$24,977,881	$37,314,366
Net realized loss	(17,443,169)	(180,126,718)
Net change in unrealized appreciation (depreciation)	58,327,232	172,813,996
Net increase in net assets from operations	$65,861,944	$30,001,644
Capital transactions —
Contributions	$17,240,572	$22,371,417
Withdrawals	(216,339,125)	(589,773,410)
Net decrease in net assets from capital transactions	$(199,098,553)	$(567,401,993)

Net decrease in net assets	$(133,236,609)	$(537,400,349)

Net Assets
At beginning of year	$623,248,981	$1,160,649,330
At end of year	$490,012,372	$623,248,981

29	See Notes to Financial Statements.

Multisector Income Portfolio

October 31, 2017

Financial Highlights

	Year Ended October 31,				Period Ended October 31, 2013(1)
Ratios/Supplemental Data	2017	2016	2015	2014
Ratios (as a percentage of average daily net assets):
Expenses(2)	0.61%	0.60%	0.58%	0.59%	0.65	%(3)
Net investment income	4.56%	5.20%	4.49%	3.38%	3.53	%(3)
Portfolio Turnover	44%	74%	45%	46%	40	%(4)

Total Return	12.33%	10.17%	(11.99)%	9.07%	7.99	%(4)

Net assets, end of period (000’s omitted)	$490,012	$623,249	$1,160,649	$1,810,177	$172,561

(1)	For the period from the start of business, January 11, 2013, to October 31, 2013.

(2)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(3)	Annualized.

(4)	Not annualized.

30	See Notes to Financial Statements.

Multisector Income Portfolio

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Multisector Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2017, Eaton Vance Multisector Income Fund held an interest of 99.9% in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

31

Multisector Income Portfolio

October 31, 2017

Notes to Financial Statements — continued

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of October 31, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

32

Multisector Income Portfolio

October 31, 2017

Notes to Financial Statements — continued

H  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

I  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.55% of the Portfolio’s average daily net assets up to $1 billion, 0.53% from $1 billion but less than $2.5 billion, 0.51% from $2.5 billion but less than $5 billion and 0.50% of average daily net assets of $5 billion or more, and is payable monthly. For the year ended October 31, 2017, the Portfolio’s investment adviser fee amounted to $3,012,122 or 0.55% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, for the year ended October 31, 2017 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$186,226,451	$354,602,973
U.S. Government and Agency Securities	26,886,627	27,956,612

	$213,113,078	$382,559,585

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$518,367,729

Gross unrealized appreciation	$22,995,853
Gross unrealized depreciation	(59,879,692)

Net unrealized depreciation	$(36,883,839)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2017 is included in the Portfolio of Investments. At October 31, 2017, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

33

Multisector Income Portfolio

October 31, 2017

Notes to Financial Statements — continued

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2017, the fair value of derivatives with credit-related contingent features in a net liability position was $1,021. At October 31, 2017, there were no assets pledged by the Portfolio for such liability.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative counterparty. The ISDA Master Agreement is a bilateral agreement between the Portfolio and the counterparty that governs certain OTC derivatives and contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the ISDA Master Agreement. Under the ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. The ISDA Master Agreement allows the counterparty to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreement, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under the ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under the ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to the counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by the counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2017 was as follows:

	Fair Value
Derivative	Asset Derivative	Liability Derivative

Forward foreign currency exchange contracts	$—	$(1,021	)(1)

Total Derivatives subject to master netting or similar agreements	$—	$(1,021)

(1)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized depreciation.

The Portfolio’s derivative assets and liabilities at fair value by risk type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Portfolio’s derivative liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Portfolio for such liabilities as of October 31, 2017.

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)

Bank of America, N.A.	$(1,021)	$—	$—	$—	$(1,021)

	$(1,021)	$—	$—	$—	$(1,021)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount payable to the counterparty in the event of default.

34

Multisector Income Portfolio

October 31, 2017

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2017 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$35,698	$(1,021)

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2017, which is indicative of the volume of this derivative type, was approximately $567,000.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 30, 2018. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2017.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States. The foregoing risks of foreign investing can be more significant in less developed countries characterized as emerging market countries.

The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

35

Multisector Income Portfolio

October 31, 2017

Notes to Financial Statements — continued

At October 31, 2017, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Corporate Bonds & Notes	$—	$104,644,584	$—	$104,644,584
Foreign Corporate Bonds	—	94,206,593	—	94,206,593
Foreign Government Bonds	—	112,501,007	—	112,501,007
Convertible Bonds	—	11,212,919	—	11,212,919
Asset-Backed Securities	—	2,225,597	—	2,225,597
Commercial Mortgage-Backed Securities	—	38,982,142	—	38,982,142
Senior Floating-Rate Loans	—	3,827,318	93,351	3,920,669
Common Stocks	31,743,143	4,285,806 **	3,984,797	40,013,746
Convertible Preferred Stocks	3,521,325	8,380,144	0	11,901,469
Preferred Stocks	77,742	—	—	77,742
Warrants	—	—	0	0
Short-Term Investments	—	61,797,422	—	61,797,422

Total Investments	$35,342,210	$442,063,532	$4,078,148	$481,483,890

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(1,021)	$—	$(1,021)

Total	$—	$(1,021)	$—	$(1,021)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

**	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2017 is not presented. At October 31, 2017, there were no investments transferred between Level 1 and Level 2 during the year then ended.

36

Multisector Income Portfolio

October 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Multisector Income Portfolio:

We have audited the accompanying statement of assets and liabilities of Multisector Income Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2017, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Multisector Income Portfolio as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 15, 2017

37

Eaton Vance

Multisector Income Fund

October 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) and Multisector Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds
(35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm)
(1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

38

Eaton Vance

Multisector Income Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm)
(2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products)
(2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Scott E. Wennerholm 1959	Trustee	2016

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

39

Eaton Vance

Multisector Income Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO
(2012-2017) and Managing Director at BlackRock/Barclays Global Investors
(2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

40

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

41

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Investment Adviser of Multisector Income Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Multisector Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

13991    10.31.17

Eaton Vance

Short Duration Inflation-Protected Income Fund

Annual Report

October 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2017

Eaton Vance

Short Duration Inflation-Protected Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	26

Federal Tax Information	27

Management and Organization	28

Important Notices	31

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the 12 months ended October 31, 2017, indices tracking short- and intermediate-term Treasury Inflation-Protected Securities (TIPS) generated positive returns. Gains were driven by an increase in inflation expectations and the inflation that accrued over the period.

Inflation expectations surged following the November 2016 U.S. presidential election in anticipation of lower tax rates, higher infrastructure spending and protectionist trade policy. However, inflation expectations eased over the spring of 2017 due to slow progress on the new administration’s agenda and a sharp selloff in crude oil. In the final months of the period, the prospect of higher inflation once again seemed likely as lawmakers focused on tax reform and oil rebounded. Crude oil prices climbed from July through October of 2017, ending the fiscal year up more than 6%.

The consumer price index (CPI) rose 2.0% during the period, with strength in service-sector and energy inflation countering weakness in goods inflation. Core CPI (which excludes food and energy prices) increased 1.8% during the period, slightly less than the 2.1% rise in the previous 12 months. The Federal Reserve nevertheless hiked short-term interest rates three times during the fiscal year, an indication that it believed the softness was transitory. Government bond yields generally rose in developed markets amid strengthening U.S. and global economic growth, putting upward pressure on real interest rates (i.e., nominal interest rates adjusted for inflation).

For the 12-month period ended October 31, 2017, five-year real interest rates increased 50 basis points (bps), and five-year TIPS breakevens (i.e., the inflation rate expected by the market) widened 21 bps. The ICE BofAML 1-5 Year U.S. Inflation-Linked Treasury Index (the Index)2 returned 0.54%.

Fund Performance

For the fiscal year ended October 31, 2017, Eaton Vance Short Duration Inflation-Protected Income Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 2.03%. The Fund outperformed its benchmark, the Index, which returned 0.54% over the same time period.

The Fund seeks to generate a real return (total return less the estimated cost of inflation) by investing in a combination of “inflation protected” instruments, including TIPS, floating rate bank loans, commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and CPI swaps. Bank loans, CMBS, ABS and CPI swaps are not represented in the Index. During the fiscal year ended October 31, 2017, TIPS accrued a 1.94% inflation rate, which increased their principal value. This accrual, combined with higher inflation breakevens, more than compensated for the increase in real interest rates and low real yields on TIPS, resulting in a positive total return for the Index. The TIPS in the Fund had a higher yield than those in the Index, and security selection and the management of interest-rate exposure favorably impacted Index-relative performance. As a result, the Fund’s TIPS produced a modestly higher return than the TIPS in the Index during the period.

The Fund’s exposure to floating-rate bank loans was the single largest contributor to its outperformance of the Index, as rising interest rates on U.S. Treasury securities and demand for credit drove healthy gains in bank loans. The Fund’s strategy of swapping Libor for payments based on changes in CPI also added to its Index-relative return, as did the Fund’s allocations to ABS and CMBS. Although rising Treasury interest rates limited gains in ABS and CMBS, both asset classes generated higher returns than the Index, boosted by coupon income and a modest narrowing in credit spreads.

As of October 31, 2017, the Fund had a 57.0% allocation to TIPS, a 22.6% allocation to floating-rate bank loans and a 18.6% allocation to CMBS and ABS. During the period, in keeping with the Fund’s principal investment strategy of investing at least 80% of its net assets in “inflation protected” instruments, interest rate payments on both the bank loans and CMBS were largely swapped for payments based on changes in the CPI.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2017

Performance2,3

Portfolio Managers Thomas H. Luster, CFA and Stewart D. Taylor

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	04/01/2010	04/01/2010	2.03%	0.83%	2.05%
Class A with 2.25% Maximum Sales Charge	—	—	–0.30	0.37	1.75
Class C at NAV	04/01/2010	04/01/2010	1.26	0.09	1.29
Class C with 1% Maximum Sales Charge	—	—	0.26	0.09	1.29
Class I at NAV	04/01/2010	04/01/2010	2.25	1.09	2.30
ICE BofAML 1–5 Year U.S. Inflation-Linked Treasury Index	—	—	0.54%	0.22%	1.46%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.25%	2.00%	1.00%
Net			0.75	1.50	0.50

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	04/01/2010	$11,023	N.A.
Class I	$250,000	04/01/2010	$297,012	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2017

Fund Profile5

Asset Allocation (% of total investments)[6]

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2017

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

ICE BofAML 1–5 Year U.S. Inflation-Linked Treasury Index is an unmanaged index comprised of U.S. Treasury Inflation-Protected Securities with at least $1 billion in outstanding face value and a remaining term to final maturity of at least 1 year and less than 5 years. ICE Data Indices, LLC indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

The Gross expense ratios are as stated in the Fund’s most recent prospectus. Net expense ratios exclude interest expense associated with certain investment transactions. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/18. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund invests in one or more affiliated investment companies (Portfolios) and also invests directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio or fund in which it invests.

[6]

Total investments includes the Fund’s investment in the Portfolio, the Fund’s direct investments in securities and derivatives. Derivative positions are reflected at their unrealized appreciation (depreciation). Other, if any, represents any investment type less than 1% of total investments.

Fund profile subject to change due to active management.

    Important Notice to Shareholders

Effective October 23, 2017, the Fund changed its name to Eaton Vance Short Duration Inflation-Protected Income Fund from Eaton Vance Short Duration Real Return Fund. The Fund made certain corresponding changes to its principal investment strategies. These changes did not result in any changes to the Fund’s investments or investment approach.

Effective October 23, 2017, the BofA Merrill Lynch Indices have been rebranded as Intercontinental Exchange’s (“ICE”) BofAML indices.

5

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2017

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 – October 31, 2017).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/17)	Ending Account Value (10/31/17)	Expenses Paid During Period* (5/1/17 – 10/31/17)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,005.70	$4.30	**	0.85%
Class C	$1,000.00	$1,002.60	$8.08	**	1.60%
Class I	$1,000.00	$1,006.70	$3.03	**	0.60%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.90	$4.33	**	0.85%
Class C	$1,000.00	$1,017.10	$8.13	**	1.60%
Class I	$1,000.00	$1,022.20	$3.06	**	0.60%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2017. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2017

Portfolio of Investments

Investment in Affiliated Portfolio — 22.6%

Description		Value

Senior Debt Portfolio (identified cost, $43,294,709)		$44,073,837

Total Investment in Affiliated Portfolio (identified cost $43,294,709)		$44,073,837

U.S. Treasury Obligations — 56.9%

Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Inflation-Protected Notes:
0.125%, 4/15/18(1)	$7,434	$7,435,958
0.125%, 4/15/19(1)	8,382	8,405,448
0.125%, 4/15/20(1)	14,152	14,204,551
0.125%, 4/15/21(1)	14,501	14,528,955
0.125%, 1/15/22(1)(2)	6,508	6,517,632
0.125%, 4/15/22(1)	3,028	3,023,704
0.125%, 7/15/22(1)	3,203	3,213,393
0.125%, 1/15/23(1)	10,104	10,061,633
0.625%, 7/15/21(1)	3,268	3,351,461
0.625%, 1/15/24(1)	8,417	8,577,188
1.125%, 1/15/21(1)	7,856	8,150,927
1.25%, 7/15/20(1)	6,191	6,439,228
1.375%, 1/15/20(1)	7,947	8,216,176
2.125%, 1/15/19(1)	3,430	3,528,852
2.375%, 1/15/25(1)	4,558	5,196,400

Total U.S. Treasury Obligations (identified cost $111,151,542)		$110,851,506

Commercial Mortgage-Backed Securities — 1.8%

Security	Principal Amount (000’s omitted)	Value
A10 Securitization, LLC
Series 2015-1, Class B, 4.12%, 4/15/34(3)	$1,350	$1,350,526
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-LDP9, Class AM, 5.372%, 5/15/47	210	211,932
Motel 6 Trust
Series 2017-MTL6, Class A, 2.159%, (1 mo. USD LIBOR + 0.92%), 8/15/34(3)(4)	1,993	1,997,236

Total Commercial Mortgage-Backed Securities (identified cost $3,558,083)		$3,559,694

Asset-Backed Securities — 16.7%

Security	Principal Amount (000’s omitted)	Value

Automotive — 9.0%
AmeriCredit Automobile Receivables Trust
Series 2014-2, Class B, 1.60%, 7/8/19	$431	$430,551
Series 2016-4, Class A2A, 1.34%, 4/8/20	230	229,875
Series 2017-2, Class A2A, 1.65%, 9/18/20	1,015	1,014,502
Avis Budget Rental Car Funding, LLC
Series 2012-3A, Class A, 2.10%, 3/20/19(3)	1,667	1,668,152
BMW Vehicle Lease Trust
Series 2016-2, Class A3, 1.43%, 9/20/19	1,015	1,012,577
CarMax Auto Owner Trust
Series 2017-2, Class A3, 1.93%, 3/15/22	1,400	1,398,219
Drive Auto Receivables Trust
Series 2017-BA, Class A3, 1.74%, 6/17/19(3)	1,000	1,000,130
Enterprise Fleet Financing, LLC
Series 2016-1, Class A2, 1.83%, 9/20/21(3)	562	562,332
Series 2017-1, Class A2, 2.13%, 7/20/22(3)	500	501,292
First Investors Auto Owner Trust
Series 2016-1A, Class A1, 1.92%, 5/15/20(3)	46	46,394
Series 2016-2A, Class A1, 1.53%, 11/16/20(3)	110	109,475
Series 2017-1A, Class A1, 1.69%, 4/15/21(3)	638	637,132
Ford Credit Auto Owner Trust
Series 2014-1, Class B, 2.41%, 11/15/25(3)	400	400,205
Series 2017-A, Class A3, 1.67%, 6/15/21	1,000	997,394
GMF Floorplan Owner Revolving Trust
Series 2015-1, Class B, 1.97%, 5/15/20(3)	500	500,186
Hertz Fleet Lease Funding, L.P.
Series 2017-1, Class A2, 2.13%, 4/10/31(3)	1,160	1,158,469
Mercedes-Benz Auto Lease Trust
Series 2016-B, Class A3, 1.35%, 8/15/19	1,000	998,424
OSCAR US Funding Trust
Series 2017-2A, Class A2B, 1.89%, (1 mo. USD LIBOR + 0.65%), 11/10/20(3)(4)	500	499,441
Santander Drive Auto Receivables Trust
Series 2016-3, Class A3, 1.50%, 8/17/20	276	275,755
Series 2017-2, Class A2, 1.60%, 3/16/20	1,305	1,304,743
TCF Auto Receivables Owner Trust
Series 2016-PT1A, Class A, 1.93%, 6/15/22(3)	693	692,470
World Omni Auto Receivables Trust
Series 2014-A, Class A4, 1.53%, 6/15/20	661	661,112
World Omni Automobile Lease Securitization Trust
Series 2017-A, Class A3, 2.13%, 4/15/20	1,500	1,502,675

		$17,601,505

7	See Notes to Financial Statements.

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Computers — 0.5%
Dell Equipment Finance Trust
Series 2016-1, Class A2, 1.43%, 9/24/18(3)	$484	$484,020
Series 2017-1, Class A2, 1.86%, 6/24/19(3)	450	450,087

		$934,107

Credit Card — 0.2%
Chase Issuance Trust
Series 2016-A6, Class A6, 1.10%, 1/15/20	$500	$499,646

		$499,646

Other — 5.8%
Blackbird Capital Aircraft Lease Securitization, Ltd.
Series 2016-1A, Class AA, 2.487%, 12/16/41(3)(6)	$453	$453,043
CNH Equipment Trust
Series 2017-A, Class A3, 2.07%, 5/16/22	1,365	1,367,966
Consumer Loan Underlying Bond Credit Trust
Series 2017-P1, Class A, 2.42%, 9/15/23(3)	965	965,904
GreatAmerica Leasing Receivables Funding, LLC
Series 2017-1, Class A2, 1.72%, 4/22/19(3)	1,000	1,000,092
NextGear Floorplan Master Owner Trust
Series 2015-2A, Class A, 2.38%, 10/15/20(3)	1,800	1,805,201
OneMain Financial Issuance Trust
Series 2015-1A, Class A, 3.19%, 3/18/26(3)	1,453	1,465,624
Prosper Marketplace Issuance Trust
Series 2017-1A, Class A, 2.56%, 6/15/23(3)	1,281	1,285,575
Series 2017-2A, Class A, 2.41%, 9/15/23(3)	440	441,199
Series 2017-3A, Class A, 2.36%, 11/15/23(3)	1,365	1,366,832
SpringCastle Funding Trust
Series 2016-AA, Class A, 3.05%, 4/25/29(3)	571	574,715
Verizon Owner Trust
Series 2016-1A, Class A, 1.42%, 1/20/21(3)	590	587,783

		$11,313,934

Restaurants — 1.0%
Wendys Funding, LLC
Series 2015-1A, Class A2I, 3.371%, 6/15/45(3)	$1,960	$1,979,063

		$1,979,063

Single Family Home Rental — 0.2%
Colony American Homes
Series 2014-1A, Class D, 3.387%, (1 mo. USD LIBOR + 2.15%), 5/17/31(3)(4)	$148	$148,653

Security	Principal Amount (000’s omitted)	Value

Single Family Home Rental (continued)
FirstKey Lending Trust
Series 2015-SFR1, Class A, 2.553%, 3/9/47(3)	$183	$182,056

		$330,709

Total Asset-Backed Securities (identified cost $32,651,429)		$32,658,964

Short-Term Investments — 1.7%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 1.35%(5)	3,286,279	$3,286,608

Total Short-Term Investments (identified cost $3,286,608)		$3,286,608

Total Investments — 99.7% (identified cost $193,942,371)		$194,430,609

Other Assets, Less Liabilities — 0.3%		$547,449

Net Assets — 100.0%		$194,978,058

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.

(2)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(3)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2017, the aggregate value of these securities is $24,313,287 or 12.5% of the Fund’s net assets.

(4)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2017.

(5)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2017.

(6)	Multi-step coupon security Interest rate represents the rate in effect at October 31, 2017.

8	See Notes to Financial Statements.

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2017

Portfolio of Investments — continued

Inflation Swaps
Counterparty	Notional Amount (000’s omitted)	Fund Pays/Receives Return on Reference Index	Reference Index	Fund Pays/Receives Rate	Annual Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Bank of America, N.A.	$7,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.940% (pays upon termination)	8/1/21	$32,085
Bank of America, N.A.	5,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.132% (pays upon termination)	4/7/22	(48,512)
Bank of America, N.A.	5,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.965% (pays upon termination)	5/8/22	(544)
Bank of America, N.A.	5,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.784% (pays upon termination)	6/19/22	59,847
Bank of America, N.A.	5,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.770% (pays upon termination)	6/22/22	63,183
Barclays Bank PLC	7,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.223% (pays upon termination)	1/18/19	(34,515)
Barclays Bank PLC	4,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.010% (pays upon termination)	11/28/19	1,385
Barclays Bank PLC	5,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.308% (pays upon termination)	2/3/20	(47,594)
Barclays Bank PLC	4,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.360% (pays upon termination)	8/26/20	86,357
Barclays Bank PLC	2,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.467% (pays upon termination)	9/14/20	32,303
Barclays Bank PLC	3,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.035% (pays upon termination)	11/21/20	(398)
Barclays Bank PLC	5,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.878% (pays upon termination)	7/3/21	29,238
Barclays Bank PLC	6,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.934% (pays upon termination)	7/20/22	33,262
Citibank, N.A.	2,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.147% (pays upon termination)	9/15/19	(77,238)
Citibank, N.A.	3,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.860% (pays upon termination)	6/15/20	(88)
Citibank, N.A.	3,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.880% (pays upon termination)	6/18/20	(2,761)

9	See Notes to Financial Statements.

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2017

Portfolio of Investments — continued

Inflation Swaps (continued)
Counterparty	Notional Amount (000’s omitted)	Fund Pays/Receives Return on Reference Index	Reference Index	Fund Pays/Receives Rate	Annual Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Citibank, N.A.	$2,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.528% (pays upon termination)	7/29/20	$39,721
Citibank, N.A.	2,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.471% (pays upon termination)	8/3/21	54,717
Citibank, N.A.	5,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.075% (pays upon termination)	9/28/22	(1,013)

							$219,435

Centrally Cleared Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)	Fund Pays/Receives Floating Rate	Floating Rate	Annual Rate	Termination Date	Net Unrealized Depreciation
LCH.Clearnet	$5,000	Pays	3-month USD-LIBOR-BBA (pays quarterly)	1.990% (pays semi-annually)	4/7/22	$(10,557)

						$(10,557)

Abbreviations:

CPI-U (NSA)	–	Consumer Price Index All Urban Non-Seasonally Adjusted
LIBOR	–	London Interbank Offered Rate

Currency Abbreviation:

USD	–	United States Dollar

10	See Notes to Financial Statements.

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2017

Statement of Assets and Liabilities

Assets	October 31, 2017
Investment in affiliated Portfolio, at value (identified cost, $43,294,709)	$44,073,837
Unaffiliated investments, at value (identified cost, $147,361,054)	147,070,164
Affiliated investment, at value (identified cost, $3,286,608)	3,286,608
Cash	19,480
Deposits for derivatives collateral — centrally cleared swap contracts	99,266
Interest receivable	206,937
Dividends receivable from affiliated investment	2,501
Receivable for Fund shares sold	815,929
Receivable for open swap contracts	432,098
Receivable from affiliate	30,248
Total assets	$196,037,068

Liabilities
Payable for Fund shares redeemed	$688,805
Payable for variation margin on open centrally cleared swap contracts	3,868
Payable for open swap contracts	212,663
Payable to affiliates:
Investment adviser fee	56,243
Distribution and service fees	12,559
Trustees’ fees	42
Accrued expenses	84,830
Total liabilities	$1,059,010
Net Assets	$194,978,058

Sources of Net Assets
Paid-in capital	$201,362,367
Accumulated net realized loss	(7,537,348)
Accumulated undistributed net investment income	455,923
Net unrealized appreciation	697,116
Total	$194,978,058

Class A Shares
Net Assets	$20,314,142
Shares Outstanding	2,059,496
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.86
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$10.09

Class C Shares
Net Assets	$9,723,486
Shares Outstanding	991,574
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.81

Class I Shares
Net Assets	$164,940,430
Shares Outstanding	16,740,387
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.85

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

11	See Notes to Financial Statements.

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2017

Statement of Operations

Investment Income	Year Ended October 31, 2017
Interest	$1,805,671
Interest and other income allocated from affiliated Portfolio	1,888,789
Dividends from affiliated investment	29,369
Dividends allocated from Portfolio	11,060
Expenses, excluding interest expense, allocated from Portfolio	(176,945)
Interest expense allocated from Portfolio	(120,354)
Total investment income	$3,437,590

Expenses
Investment adviser fee	$460,015
Distribution and service fees
Class A	45,296
Class C	87,473
Trustees’ fees and expenses	500
Custodian fee	41,452
Transfer and dividend disbursing agent fees	70,693
Legal and accounting services	53,187
Printing and postage	28,810
Registration fees	53,688
Miscellaneous	13,617
Total expenses	$854,731
Deduct —
Reimbursement of expenses by affiliate	$179,904
Total expense reductions	$179,904

Net expenses	$674,827

Net investment income	$2,762,763

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(134,978)
Investment transactions — affiliated investment	95
Swap contracts	153,567
Net realized gain (loss) allocated from Portfolio —
Investment transactions	(153,898)
Foreign currency transactions	929
Forward foreign currency exchange contracts	(141,315)
Net realized loss	$(275,600)
Change in unrealized appreciation (depreciation) —
Investments	$(526,912)
Investments — affiliated investment	(33)
Swap contracts	152,472
Change in unrealized appreciation (depreciation) allocated from Portfolio —
Investments	706,121
Foreign currency	3,602
Forward foreign currency exchange contracts	13,495
Net change in unrealized appreciation (depreciation)	$348,745

Net realized and unrealized gain	$73,145

Net increase in net assets from operations	$2,835,908

12	See Notes to Financial Statements.

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2017

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$2,762,763	$818,212
Net realized loss	(275,600)	(992,988)
Net change in unrealized appreciation (depreciation)	348,745	2,411,567
Net increase in net assets from operations	$2,835,908	$2,236,791
Distributions to shareholders —
From net investment income
Class A	$(286,610)	$(503,822)
Class C	(80,562)	(133,251)
Class I	(2,026,596)	(762,450)
Total distributions to shareholders	$(2,393,768)	$(1,399,523)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$18,361,784	$13,233,109
Class C	4,945,265	1,521,779
Class I	153,061,798	34,473,486
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	272,304	479,053
Class C	76,965	122,624
Class I	1,748,142	612,062
Cost of shares redeemed
Class A	(16,600,299)	(19,608,602)
Class C	(2,396,875)	(2,369,861)
Class I	(32,373,607)	(14,111,277)
Net increase in net assets from Fund share transactions	$127,095,477	$14,352,373

Net increase in net assets	$127,537,617	$15,189,641

Net Assets
At beginning of year	$67,440,441	$52,250,800
At end of year	$194,978,058	$67,440,441

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$455,923	$(28,380)

13	See Notes to Financial Statements.

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2017

Financial Highlights

	Class A
	Year Ended October 31,
	2017		2016		2015	2014	2013
Net asset value — Beginning of year	$9.820		$9.670		$9.990	$10.180	$10.460

Income (Loss) From Operations
Net investment income(1)	$0.176		$0.134		$0.089	$0.125	$0.083
Net realized and unrealized gain (loss)	0.022		0.263		(0.294)	(0.124)	(0.070)

Total income (loss) from operations	$0.198		$0.397		$(0.205)	$0.001	$0.013

Less Distributions
From net investment income	$(0.158)		$(0.247)		$(0.115)	$(0.191)	$(0.163)
From net realized gain	—		—		—	—	(0.130)

Total distributions	$(0.158)		$(0.247)		$(0.115)	$(0.191)	$(0.293)

Net asset value — End of year	$9.860		$9.820		$9.670	$9.990	$10.180

Total Return(2)(3)	2.03%		4.17%		(2.06)%	0.01%	0.12%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$20,314		$18,207		$23,849	$28,337	$34,950
Ratios (as a percentage of average daily net assets):(4)
Expenses(3)(5)	0.86	%(6)	1.02	%(6)	0.90%	0.90%	1.08%
Net investment income	1.78%		1.39%		0.91%	1.23%	0.81%
Portfolio Turnover of the Fund(7)	40%		83%		74%	124%	74%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser of a Portfolio and/or the investment adviser and the administrator of the Fund reimbursed expenses (equal to 0.13%, 0.23%, 0.34%, 0.26% and 0.14% of average daily net assets for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s/Portfolios’ allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest expense, including allocated from the Portfolio, of 0.09% and 0.12% of average daily net assets for the years ended October 31, 2017 and 2016, respectively.

(7)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolio(s) and purchases and sales of securities held directly by the Fund.

14	See Notes to Financial Statements.

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2017

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2017		2016		2015	2014	2013
Net asset value — Beginning of year	$9.780		$9.630		$9.980	$10.160	$10.440

Income (Loss) From Operations
Net investment income(1)	$0.103		$0.075		$0.009	$0.046	$0.001
Net realized and unrealized gain (loss)	0.020		0.250		(0.292)	(0.111)	(0.068)

Total income (loss) from operations	$0.123		$0.325		$(0.283)	$(0.065)	$(0.067)

Less Distributions
From net investment income	$(0.093)		$(0.175)		$(0.067)	$(0.115)	$(0.083)
From net realized gain	—		—		—	—	(0.130)

Total distributions	$(0.093)		$(0.175)		$(0.067)	$(0.115)	$(0.213)

Net asset value — End of year	$9.810		$9.780		$9.630	$9.980	$10.160

Total Return(2)(3)	1.26%		3.43%		(2.84)%	(0.65)%	(0.65)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$9,723		$7,080		$7,704	$11,390	$17,002
Ratios (as a percentage of average daily net assets):(4)
Expenses(3)(5)	1.61	%(6)	1.77	%(6)	1.65%	1.65%	1.83%
Net investment income	1.05%		0.78%		0.09%	0.45%	0.01%
Portfolio Turnover of the Fund(7)	40%		83%		74%	124%	74%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser of a Portfolio and/or the investment adviser and the administrator of the Fund reimbursed expenses (equal to 0.13%, 0.23%, 0.34%, 0.26% and 0.14% of average daily net assets for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s/Portfolios’ allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest expense, including allocated from the Portfolio, of 0.09% and 0.12% of average daily net assets for the years ended October 31, 2017 and 2016, respectively.

(7)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolio(s) and purchases and sales of securities held directly by the Fund.

15	See Notes to Financial Statements.

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2017

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2017		2016		2015	2014	2013
Net asset value — Beginning of year	$9.810		$9.670		$9.990	$10.170	$10.450

Income (Loss) From Operations
Net investment income(1)	$0.205		$0.178		$0.133	$0.154	$0.108
Net realized and unrealized gain (loss)	0.014		0.248		(0.322)	(0.119)	(0.071)

Total income (loss) from operations	$0.219		$0.426		$(0.189)	$0.035	$0.037

Less Distributions
From net investment income	$(0.179)		$(0.286)		$(0.131)	$(0.215)	$(0.187)
From net realized gain	—		—		—	—	(0.130)

Total distributions	$(0.179)		$(0.286)		$(0.131)	$(0.215)	$(0.317)

Net asset value — End of year	$9.850		$9.810		$9.670	$9.990	$10.170

Total Return(2)(3)	2.25%		4.50%		(1.90)%	0.34%	0.36%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$164,940		$42,154		$20,697	$17,488	$14,027
Ratios (as a percentage of average daily net assets):(4)
Expenses(3)(5)	0.60	%(6)	0.77	%(6)	0.65%	0.65%	0.83%
Net investment income	2.08%		1.84%		1.35%	1.52%	1.05%
Portfolio Turnover of the Fund(7)	40%		83%		74%	124%	74%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser of a Portfolio and/or the investment adviser and the administrator of the Fund reimbursed expenses (equal to 0.13%, 0.23%, 0.34%, 0.26% and 0.14% of average daily net assets for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s/Portfolios’ allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest expense, including allocated from the Portfolio, of 0.09% and 0.12% of average daily net assets for the years ended October 31, 2017 and 2016, respectively.

(7)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolio(s) and purchases and sales of securities held directly by the Fund.

16	See Notes to Financial Statements.

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Short Duration Inflation-Protected Income Fund (formerly, Eaton Vance Short Duration Real Return Fund) (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is real return (real return is defined as total return less the estimated cost of inflation (typically measured by the change in an official inflation measure)). The Fund pursues its investment objective by investing in inflation protected instruments, including Treasury Inflation Protected Securities, and other fixed or floating-rate debt obligations with respect to which the Fund enters into agreements to swap nominal interest payments for payments based on changes in the U.S. Consumer Price Index or other measure of inflation. The Fund may also invest in certain registered investment companies sponsored by the Eaton Vance organization (the Portfolios). During the year ended October 31, 2017, the Fund held interests in Senior Debt Portfolio (the Portfolio), a Massachusetts business trust managed by Boston Management and Research (BMR). The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (0.6% at October 31, 2017). The performance of the Fund is directly affected by the performance of the Portfolio. A copy of the Portfolio’s financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, D.C. or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments. The valuation policy of the Fund and of the Portfolio is as follows:

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Affiliated Fund. The Fund and Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund or Portfolio in a manner that fairly reflects the security’s value, or the amount that the Fund or Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

Additional valuation policies of the Fund are as follows:

Derivatives. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Additional valuation policies of the Portfolio are as follows:

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that

17

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2017

Notes to Financial Statements — continued

include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

B  Income — The Fund’s net investment income or loss includes the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund. Interest income on direct investments in securities is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income on direct investments is recorded on the ex-dividend date for dividends received in cash and/or securities.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Fund and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

18

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2017

Notes to Financial Statements — continued

Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

H  Inflation Swaps — Pursuant to inflation swap agreements, the Fund either makes floating-rate payments based on a benchmark index in exchange for fixed-rate payments or the Fund makes fixed-rate payments in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates or the index.

I  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

J  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

2   Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to declare and pay distributions quarterly of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Prior to July 1, 2017, the Fund declared dividends daily to shareholders of record at the time of declaration and generally paid distributions monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2017 and October 31, 2016 was as follows:

	Year Ended October 31,
	2017	2016

Distributions declared from:
Ordinary income	$2,393,768	$1,399,523

During the year ended October 31, 2017, accumulated net realized loss was increased by $115,389, accumulated undistributed net investment income was increased by $115,308 and paid-in capital was increased by $81 due to differences between book and tax accounting, primarily for paydown gain (loss), swap contracts, premium amortization, accretion of market discount and the Fund’s investment in the Portfolio. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$457,612
Deferred capital losses	$(6,613,706)
Net unrealized depreciation	$(228,215)

19

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2017

Notes to Financial Statements — continued

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, swap contracts, investments in partnerships, premium amortization, accretion of market discount, the Fund’s investment in the Portfolio and deferral of passive losses from partnership investments in the Portfolio.

At October 31, 2017, the Fund, for federal income tax purposes, had deferred capital losses of $6,613,706 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2017, $1,955,133 are short-term and $4,658,573 are long-term.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at October 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$194,865,929

Gross unrealized appreciation	$102,240
Gross unrealized depreciation	(330,455)

Net unrealized depreciation	$(228,215)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Fund and EVM, the fee is computed at an annual rate of 0.45% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $1 billion and is payable monthly. On Investable Assets of $1 billion and over, the annual fee is reduced. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by the vote of a majority of shareholders. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged BMR, a subsidiary of EVM, to render investment advisory services. For the year ended October 31, 2017, the Fund’s allocated portion of the investment adviser fees paid by the Portfolio totaled $163,790 and the investment adviser fee paid by the Fund on Investable Assets amounted to $460,015. For the year ended October 31, 2017, the Fund’s investment adviser fee, including the investment adviser fees allocated from the Portfolio, was 0.45% of the Fund’s average daily net assets. EVM also serves as the administrator of the Fund, but currently receives no compensation.

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as interest, taxes or litigation expenses) exceed 0.75%, 1.50% and 0.50% (0.90%, 1.65% and 0.65% prior to January 1, 2017) of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2018. Pursuant to this agreement, EVM reimbursed expenses of $179,904 for the year ended October 31, 2017.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2017, EVM earned $3,082 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that EVD, an affiliate of EVM, received $4,336 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2017. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund and the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2017 amounted to $45,296 for Class A shares. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2017, the Fund paid or accrued to EVD $65,605 for Class C shares.

20

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2017

Notes to Financial Statements — continued

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2017 amounted to $21,868 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Prior to September 30, 2015, Class A shares may have been subject to a 0.75% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Effective September 30, 2015, the CDSC on Class A shares was eliminated for new share purchases. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2017, the Fund was informed that EVD received no CDSCs paid by Class A shareholders and approximately $500 of CDSCs paid by Class C shareholders.

6  Investment Transactions

For the year ended October 31, 2017, increases and decreases in the Fund’s investment in the Portfolio aggregated $37,219,026 and $13,322,671, respectively.

7  Purchases and Sales of Investments

Purchases and sales of investments by the Fund, other than short-term obligations, and including maturities and paydowns, for the year ended October 31, 2017 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$38,932,457	$11,694,575
U.S. Government and Agency Securities	100,408,061	29,228,999

	$139,340,518	$40,923,574

8  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2017	2016

Sales	1,864,674	1,368,526
Issued to shareholders electing to receive payments of distributions in Fund shares	27,642	49,688
Redemptions	(1,686,344)	(2,030,116)

Net increase (decrease)	205,972	(611,902)

	Year Ended October 31,
Class C	2017	2016

Sales	504,531	158,835
Issued to shareholders electing to receive payments of distributions in Fund shares	7,856	12,778
Redemptions	(244,935)	(247,528)

Net increase (decrease)	267,452	(75,915)

21

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2017

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2017	2016

Sales	15,560,195	3,556,549
Issued to shareholders electing to receive payments of distributions in Fund shares	177,712	63,387
Redemptions	(3,294,065)	(1,462,809)

Net increase	12,443,842	2,157,127

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2017 is included in the Portfolio of Investments. At October 31, 2017, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to interest rate risk in the normal course of pursuing its investment objective and its use of derivatives. The Fund enters into interest rate and inflation swap agreements to swap nominal interest payments with respect to its investments in certain fixed or floating-rate debt (including floating-rate loans) for payments based on changes in the U.S. Consumer Price Index or other measures of inflation.

The Fund enters into swap contracts (other than centrally cleared swaps) that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2017, the fair value of derivatives with credit-related contingent features in a net liability position was $212,663. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $120,178 at October 31, 2017.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

22

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2017

Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at October 31, 2017 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Swap contracts	$432,098	(1)	$(212,663	)(2)
Swap contracts (centrally cleared)	—		(10,557	)(3)

Total	$432,098		$(223,220)

Derivatives not subject to master netting or similar agreements	$—		$(10,557)

Total Derivatives subject to master netting or similar agreements	$432,098		$(212,663)

(1)	Statement of Assets and Liabilities location: Receivable for open swap contracts; Net unrealized appreciation.

(2)	Statement of Assets and Liabilities location: Payable for open swap contracts; Net unrealized appreciation.

(3)

Amount represents cumulative unrealized depreciation on centrally cleared swap contracts. Only the current day’s variation margin on open centrally cleared swap contracts is reported within the Statement of Assets and Liabilities as Payable for variation margin on open centrally cleared swap contracts.

The Fund’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of October 31, 2017.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$155,115	$(49,056)	$—	$—	$106,059
Barclays Bank PLC	182,545	(82,507)	—	—	100,038
Citibank, N.A	94,438	(81,100)	—	—	13,338

	$432,098	$(212,663)	$—	$—	$219,435

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Bank of America, N.A.	$(49,056)	$49,056	$—	$—	$—
Barclays Bank PLC	(82,507)	82,507	—	—	—
Citibank, N.A.	(81,100)	81,100	—	—	—

	$(212,663)	$212,663	$—	$—	$—

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

23

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2017

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended October 31, 2017 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Swap contracts	$153,567	(1)	$152,472	(2)

(1)	Statement of Operations location: Net realized gain (loss) – Swap contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Swap contracts.

The average notional amount of swap contracts outstanding during the year ended October 31, 2017, which is indicative of the volume of this derivative type, was approximately $67,231,000.

10  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 30, 2018. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2017.

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2017, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Investment in Affiliated Portfolio	$44,073,837	$—	$—	$44,073,837
U.S. Treasury Obligations	—	110,851,506	—	110,851,506
Commercial Mortgage-Backed Securities	—	3,559,694	—	3,559,694
Asset-Backed Securities	—	32,658,964	—	32,658,964
Short-Term Investments	—	3,286,608	—	3,286,608

Total Investments	$44,073,837	$150,356,772	$—	$194,430,609
Swap Contracts	$—	$432,098	$—	$432,098

Total	$44,073,837	$150,788,870	$—	$194,862,707

Liability Description
Swap Contracts	$—	$(223,220)	$—	$(223,220)

Total	$—	$(223,220)	$—	$(223,220)

24

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2017

Notes to Financial Statements — continued

The Fund held no investments or other financial instruments as of October 31, 2016 whose fair value was determined using Level 3 inputs. At October 31, 2017, there were no investments transferred between Level 1 and Level 2 during the year then ended.

12  Name Change

Effective October 23, 2017, the name of Eaton Vance Short Duration Inflation-Protected Income Fund was changed from Eaton Vance Short Duration Real Return Fund.

25

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2017

Report of Independent Registered Public Accounting Firm

To Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Short Duration Inflation-Protected Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration Inflation-Protected Income Fund (formerly Eaton Vance Short Duration Real Return Fund) (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and investments owned as of October 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Short Duration Inflation-Protected Income Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2017

26

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

27

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust), Eaton Vance Floating Rate Portfolio, Senior Debt Portfolio and Short-Term U.S. Government Portfolio (collectively, the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolios.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm)
(1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

28

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm)
(2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products)
(2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Scott E. Wennerholm 1959	Trustee	2016

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolios	Officer Since(3)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

29

Eaton Vance

Short Duration Inflation-Protected Income Fund

October 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO
(2012-2017) and Managing Director at BlackRock/Barclays Global Investors
			(2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

30

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

31

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Investment Adviser and Administrator of Eaton Vance Short Duration Inflation-Protected Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4596    10.31.17

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has amended the code of ethics as described in Form N-CSR during the period covered by this report to make clarifying changes consistent with Rule 21F-17 of the Securities Exchange Act of 1934, as amended. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance Commodity Strategy Fund, Eaton Vance Multisector Income Fund and Eaton Vance Short Duration Inflation-Protected Income Fund (formerly, Eaton Vance Short Duration Real Return Fund) (the “Fund(s)”) are series of Eaton Vance Special Investment Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 15 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Fund’s annual report.

Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) prohibits an accounting firm, such as the Trust’s principal accountant, Deloitte & Touche LLP (“D&T”), from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it or a “covered person” of the accounting firm (within the meaning of applicable SEC rules relating to auditor independence) receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Based on information provided to the Audit Committee of the Board of Trustees (the “Audit Committee”) of the Eaton Vance family of funds by D&T, certain relationships between D&T and its affiliates (“Deloitte Entities”) and one or more lenders who are record owners of shares of one or more funds within the Eaton Vance family of funds (the “Funds”) implicate the Loan Rule, calling into question D&T’s independence with respect to the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as D&T’s conclusions concerning D&T’s objectivity and impartiality with respect to the audits of the Funds notwithstanding the existence of one or more breaches of the Loan Rule.

On June 20, 2016, the U.S. Securities and Exchange Commission (the “SEC”) issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016) (the “No-Action Letter”)) related to an auditor independence issue arising under the Loan Rule. In the No-Action Letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to certain lending relationships; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The SEC has indicated that the no-action relief will expire 18 months from its issuance.

Based on information provided by D&T to the Audit Committee, the requirements of the No-Action Letter appear to be met with respect to D&T’s lending relationships described above. Among other things, D&T has advised the Audit Committee of its conclusion that the consequences of the breach of the Loan Rule have been satisfactorily addressed, that D&T’s objectivity and impartiality in the planning and conduct of the audits of the Fund’s financial statements has not been compromised and that, notwithstanding the breach, D&T is in a position to continue as the auditor for the Funds and D&T does not believe any actions need to be taken with respect to previously issued reports by D&T. D&T has advised the Audit Committee that these conclusions were based in part on its consideration of the No-Action Letter and other relevant information communicated to the Audit Committee.

(a)-(d)

Eaton Vance Commodity Strategy Fund recently changed its fiscal-year end from December 31 to October 31. Accordingly, the following table presents the aggregate fees billed to the Fund for the Fund’s respective fiscal year ended December 31, 2014 and December 31, 2015, as applicable, and the fiscal period from January 1, 2016 to October 31, 2017 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during those periods.

The following table presents the aggregate fees billed to the fund for the funds’ fiscal years ended October 31, 2016 and October 31, 2017 by D&T for professional services rendered for the audit of the fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Commodity Strategy Fund

Fiscal Periods Ended	12/31/15*	10/31/16*	10/31/17
Audit Fees	$79,320	$53,120	$37,520
Audit-Related Fees(1)	$0	$0	$0
Tax Fees(2)	$32,448	$33,048	$33,436
All Other Fees(3)	$0	$0	$0

Total	$111,768	$86,168	$70,956

*	Fund changed its fiscal-year end from December 31 to October 31. Accordingly, the table presents the aggregate fees billed to the Fund for the Fund’s fiscal period from January 1, 2016 to October 31, 2016.

Eaton Vance Multisector Income Fund

Fiscal Years Ended	10/31/16	10/31/17
Audit Fees	$25,450	$25,450
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$13,058	$12,724
All Other Fees(3)	$0	$0

Total	$38,508	$38,174

Eaton Vance Short Duration Inflation-Protected Income Fund (formerly, Eaton Vance Short Duration Real Return Fund)

Fiscal Years Ended	10/31/16	10/31/17
Audit Fees	$27,820	$37,820
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,339	$11,509
All Other Fees(3)	$0	$0

Total	$39,159	$48,329

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (August 31, October 31, November 30 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	11/30/15	12/31/15	10/31/16	11/30/16	12/31/16	8/31/17	10/31/17
Audit Fees	$27,430	$375,995	$106,390	$27,730	$242,830	$37,050	$100,790
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$9,229	$150,922	$57,445	$12,071	$123,745	$13,000	$57,669
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0

Total	$36,659	$526,917	$163,835	$39,801	$366,575	$50,050	$158,459

*	Information is not presented for fiscal year ended 8/31/16, as no Series in the Trust with such fiscal year end was in operation during this period.

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	11/30/15	12/31/15	10/31/16	11/30/16	12/31/16	8/31/17	10/31/17
Registrant(1)	$9,229	$150,922	$57,445	$12,071	$123,745	$13,000	$57,669
Eaton Vance(2)	$53,934	$56,434	$56,434	$48,500	$46,000	$148,018	$148,018

*	Information is not presented for fiscal year ended 8/31/16, as no Series in the Trust with such fiscal year end was in operation during this period.
(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Special Investment Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	December 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	December 22, 2017

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	December 22, 2017